As filed with the Securities and Exchange Commission on December 14, 2009

Securities Act Registration No. 333-

Investment Company Registration No. 811-

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.      ☐

Post-Effective Amendment No.  ☐

and/or

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No.      ☐

Western Asset Mortgage Defined Opportunity Fund Inc.

(Exact Name of Registrant as Specified in Charter)

55 Water Street
New York, New York 10041
(Address of Principal Executive Offices)

(888) 777-0102
(Registrant’s Telephone Number, Including Area Code)

R. Jay Gerken

Legg Mason & Co., LLC

620 Eighth Avenue, 49th Floor

New York, New York 10018

(Name and Address of Agent for Service)

Copies to:

Sarah E. Cogan, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017	Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box)

☒ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered		Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price		Amount of Registration Fee
Common Stock, $0.001 par value	50,000 shares	(1)	$20.00	$1,000,000	(1)	$55.80

(1)          Estimated solely for purpose of calculating the registration fee.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED                 , 2010

PRELIMINARY PROSPECTUS

Western Asset Mortgage

Defined Opportunity Fund Inc.

Shares

Common Stock

$20.00 per share

The Fund.  Western Asset Mortgage Defined Opportunity Fund Inc. (the “Fund”) is a newly organized, non-diversified, limited-term, closed-end management investment company.

Investment Objectives. The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

Investment Strategies.  The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of mortgage-backed securities (“MBS”), consisting primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”).  The Fund intends to invest in MBS directly, and indirectly through a separate investment in a public-private investment fund formed in connection with the Legacy Securities Public-Private Investment Program (“PPIP”) established by the U.S. Department of the Treasury (the “Treasury”).

(continued on the following page)

No Prior Trading History.  Because the Fund is newly organized, its common stock has no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value which may increase investor risk of loss. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering.

The Fund intends to apply to list its common stock on the New York Stock Exchange (the “NYSE”). The trading or “ticker” symbol of the common stock is expected to be “     .”

Investing in the Fund’s common stock involves certain risks. You could lose some or all of your investment. See “Risks” beginning on page 46 of this Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Treasury has not participated in the preparation of this Prospectus or made any representation regarding, and expressly disclaims any liability or responsibility to any investor in the Fund for, the accuracy, completeness or correctness of any of the materials contained herein. Without limitation of the foregoing, the Treasury does not approve or disapprove of any tax disclosure or advice set forth herein.

	Per Share	Total(3)
Public Offering Price	$20.00	$
Sales Load(1)	$0.90	$

	Per Share	Total(3)
Estimated Offering Expenses(2)	$0.04	$
Proceeds, after Expenses, to the Fund	$19.06	$

(1)         Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (and not the Fund) may pay from its own assets certain qualifying underwriters a structuring fee, additional compensation, or a sales incentive fee in connection with the offering.  See “Underwriting.” The total compensation received by the underwriters (including the sales load and additional compensation) will not exceed 9.0% of the total public offering price of the common stock sold in this offering.

(2)         Total offering expenses to be paid by the Fund (other than the sales load) are estimated to be approximately $           , which represents $0.04 per share. After payment of such expenses, proceeds to the Fund will be $19.06 per share. LMPFA has agreed to pay (i) all of the Fund’s organizational expenses, which are estimated to be $             , and (ii) the Fund’s offering expenses (other than the sales load) in excess of $0.04 per share which are estimated to be $           .

(3)         The underwriters named in this Prospectus may purchase up to             additional shares at the public offering price, less the sales load, solely to cover overallotments, if any. If this option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be approximately $           , $             , $            and $           , respectively.

The underwriters expect to deliver the shares of common stock to purchasers on or about                , 2010.

The date of this prospectus is             , 2010.

(continued from previous page)

Portfolio Contents.  Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined below) in MBS directly, and indirectly by investing in a private feeder fund (the “Feeder Fund”) which invests substantially all of its assets, alongside the Treasury, in a master fund (the “Master Fund”) that has been organized to invest directly in MBS and other assets eligible for purchase under PPIP.  The Fund also may invest up to 20% of its Managed Assets directly in other permitted investments as described in this Prospectus.  Based upon current market conditions, the Fund anticipates it will have initial portfolio allocations (including its direct and indirect investments) of approximately 80% to 100% of Managed Assets in RMBS, 0% to 10% of Managed Assets in CMBS, and 0% to 10% of Managed Assets in other permitted investments.  It is expected that these allocations will change over the life of the Fund.

Allocation of Proceeds.  The Fund intends to invest    % to    % of the net proceeds of this offering directly in MBS and other permitted investments and approximately    % to    % of the net proceeds of this offering in the Feeder Fund. Under no circumstances will the Fund invest more than 40% of the net proceeds of this offering in the Feeder Fund.

Leverage. The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage directly at the Fund level through borrowings, including loans from certain financial institutions or through a qualified government sponsored program, the use of reverse repurchase agreements and/or the issuance of debt securities (collectively, “Borrowings”), and possibly through the issuance of preferred stock (“Preferred Stock”), in an aggregate amount of up to approximately 33 1/3% of the Fund’s Total Assets immediately after such Borrowings and/or issuances of Preferred Stock. “Total Assets” means net assets of the Fund plus the amount of any Borrowings and assets attributable to Preferred Stock that may be outstanding.  Currently, the Fund has no intention to issue Preferred Stock.  In addition, the Fund may enter into additional reverse repurchase agreements and use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering related obligations.  See “Leverage,” “Description of Shares—Preferred Stock” and “Risks—Leverage Risk.”

The Master Fund is expected to borrow money from the Treasury for investment purposes in an amount equal to approximately 50% of the Master Fund’s total assets immediately after giving effect to the borrowing (the “Treasury Debt Financing”). The Master Fund will bear the interest expense and other financing costs arising out of its use of the Treasury Debt Financing. The Master Fund may also use, to the extent permitted, other private or public sources of leverage. Accordingly, to the extent the Fund invests in the Master Fund, through its investment in the Feeder Fund, the Fund will be subject to the implicit risks (and potential benefits) of such leverage.  The Fund will also bear its allocable share of the Master Fund’s cost of leverage.  While such implicit leverage will not constitute actual borrowing of the Fund for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), in an effort to mitigate the overall risk of leverage, the Fund does not intend to incur additional direct leverage at the Fund level to the extent that its existing direct leverage at the Fund level and its implicit leverage through its investment in the Master Fund exceeds 33 1/3% of the Fund’s Managed Assets immediately after Borrowings and/or issuances Preferred Stock at the Fund level. “Managed Assets” means the Total Assets of the Fund plus any implicit leverage at the Master Fund level attributable to the Fund’s investment in the Feeder Fund.

It is expected that leverage at the Master Fund, when fully utilized, will constitute implicit leverage for the Fund of approximately    % to    % of the Fund’s Managed Assets after giving effect of the Treasury Debt Financing.

For more information on the Fund’s investment strategies, see “The Fund’s Investments” and “Risks.”

Manager and Subadvisers. Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, will provide administrative and management services to the Fund. As of September 30, 2009, LMPFA’s total assets under management were approximately $182 billion.

Western Asset Management Company (the “Subadviser”) will have day-to-day responsibility for managing the Fund’s direct investments in MBS and other permitted investments, subject to the supervision of the Fund’s Board of Directors (the “Board of Directors”) and LMPFA.  At the direction of the Allocation Subadviser (as defined below), the Subadviser may manage assets that the Allocation Subadviser has determined to commit to the Feeder Fund, but have not yet been called by the Feeder Fund.  Assets, including investment income, that are distributed from the Feeder Fund to the Fund but are not distributed to holders of the Fund’s common stock will be managed by the Subadviser.  The Subadviser is also the investment adviser to the Feeder Fund and Master Fund (in that capacity, “Western Asset”).  As of September 30, 2009, Western Asset and its supervised affiliates had approximately $506 billion in assets under management.

In connection with the Subadviser’s service to the Fund, Western Asset Management Company Limited will be responsible, generally, for managing non-U.S. dollar fixed income mandates.

A registered investment adviser, unaffiliated with Legg Mason, LMPFA or Western Asset (the “Allocation Subadviser”), will determine whether and to what extent the Fund will invest in the Feeder Fund, subject to the supervision of the Fund’s Board of Directors and LMPFA.  Assets not allocated by the Allocation Subadviser to the Feeder Fund will managed directly by the Subadviser.  In addition, during the invest-up period of the Feeder Fund, the Allocation Subadviser may direct the Subadviser to manage assets that have been committed to the Feeder Fund by the Allocation Subadviser, but have not yet been called by the Feeder Fund.

Limited Term.  As a fundamental policy, the Fund intends to liquidate and distribute substantially all of the Fund’s net assets to stockholders, after making appropriate provision for any liabilities of the Fund, on or about March 1, 2022. The Fund does not seek to return $20.00 per share upon termination. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. Upon termination, the final distribution of net assets may be more than, equal to or less than $20.00 per share.

You should read this Prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated          , as it may be amended (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI (the table of contents of which is on page           of this Prospectus), annual and semi-annual reports to stockholders (when available), and additional information about the Fund and make stockholders’ inquiries by calling (888) 777-0102, by writing to the Fund or visiting the Fund’s website (http://www.leggmason.com/cef). The information contained in, or accessed through, the Fund’s website is not part of this Prospectus. You may also obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Fund’s annual and semi-annual reports (when available) and other information regarding the Fund are also available on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102

The Fund’s common stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Board of Governors of the United States Federal Reserve or any other governmental agency.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any jurisdiction where the offer is not permitted.

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund’s Common Stock. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information, especially the information under the heading “Risks.”

The Fund	Western Asset Mortgage Defined Opportunity Fund Inc. (the “Fund”) is a newly organized, non-diversified, limited term, closed-end management investment company.

The Offering

The Fund is offering            shares of common stock, $0.001 par value per share, at $20.00 per share through a group of underwriters led by       . The shares of common stock are called “Common Stock” in this Prospectus. You must purchase at least 100 shares of Common Stock in order to participate in this offering. The Fund has given the underwriters an option to purchase up to      additional shares of Common Stock solely to cover overallotments, if any. See “Underwriting.”

Who May Want to Invest

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for investors who are seeking:

• A portfolio consisting primarily of non-agency residential mortgage-backed securities at historically attractive prices and yields;

• Access to an opportunistic investment strategy — investing side-by-side with the U.S. Department of the Treasury and institutional investors in a Legacy Securities Public-Private Investment Program;

• The professional, active management and mortgage-backed expertise of Western Asset Management;

• Attractive monthly distributions with the potential for capital appreciation;

•      A strategy that intends to employ leverage to potentially enhance current income and total returns in part through access to attractive financing terms provided by the U.S. Department of the Treasury; and

• A defined 12-year term, with all net assets distributed to investors at termination.

Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and Western Asset Management Company (the “Subadviser”), the Fund’s subadviser, believe that current market conditions have created an opportunity to invest in a portfolio of mortgage-backed securities (“MBS”) at attractive prices. Additionally, LMPFA and the Subadviser believe that the Fund’s limited term and closed-end structure allow investors to take advantage of the current distressed markets by purchasing a managed portfolio of MBS at discounted market valuations, without the diminution of value that could occur in an open-end structure. The closed-end structure allows the Fund to maintain a stable pool of assets, without the need to keep assets in low-yielding instruments like cash or cash equivalents or to liquidate assets, sometimes at inopportune times, to meet redemption requests. The Fund’s limited term structure may also mitigate trading discount concerns for long-term investors because of the Fund’s intention to liquidate and distribute substantially all of the Fund’s net assets to stockholders, after making appropriate provision for any liabilities of the Fund, on or about March 1, 2022.

Investment Objectives and Strategies

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives. See “The Fund’s Investments.”

The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of MBS, consisting primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). MBS represent interests in diversified pools of residential or commercial mortgage loans, and typically take the form of pass-through securities or collateralized mortgage obligations (“CMOs”). MBS include, but are not limited to, the following: non-agency RMBS; CMBS; U.S. agency mortgage-backed pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and other federal agencies, or issues guaranteed by them; delegated underwriting and servicing bonds, including pools of multi-family housing loans issued by Fannie Mae and Freddie Mac; CMOs, including interest only (“IO”), principal only (“PO”) and other mortgage securities backed by U.S. agency or non-agency pass-through securities; mortgage-related asset-backed securities (“ABS”), such as home equity loan-backed (“HEQ”) securities; MBS credit default swaps (including on the CMBX, TRX and ABX indices) and other derivative instruments related to MBS; inverse floating rate securities; non-dollar RMBS; and repurchase agreements supported by agency MBS.

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined below) in MBS directly, and indirectly through a separate investment as a limited partner in a Delaware limited partnership (the “Feeder Fund”) which invests substantially all of its assets available for investment, alongside the U.S. Department of the Treasury (the “Treasury”), in a Delaware limited partnership (the “Master Fund”), organized as a master fund and to invest directly in MBS and other assets eligible for purchase under the Legacy Securities Public-Private Investment Program (“PPIP”).  The Fund intends to invest   % to   % of the net proceeds of this offering directly in MBS and other permitted investments and approximately   % to   % of the net proceeds of this offering in the Feeder Fund.  Under no circumstances will the Fund invest more than 40% of the net proceeds of this offering in the Feeder Fund.

The Fund also may invest up to 20% of its Managed Assets in other permitted investments, including cash and cash equivalents; Treasury securities; non-mortgage related ABS backed by various asset classes including, but not limited to, small balance commercial mortgages, aircrafts, automobiles, credit cards, equipment, manufactured housing, franchises, recreational vehicles and student loans; and investment grade and below investment grade fixed income securities including bonds, debentures, notes, commercial paper and other similar types of debt instruments including hybrid securities. The Fund also may invest in any newly developed mortgage-related derivatives that may hereafter become available for mortgage investing.

Based upon current market conditions, the Fund anticipates it will have initial portfolio allocations (including its direct investments and indirect investment in the Master Fund) of approximately 80% to 100% of Managed Assets in RMBS, 0% to 10% of Managed Assets in CMBS, and 0% to 10% of Managed Assets in other permitted investments. It is expected that these allocations will change over the life of the Fund. See “The Fund’s Investments” for additional information on the types of securities in which the Fund may invest.

As used throughout this Prospectus, “Managed Assets” means the Total Assets (as defined below) of the Fund plus any implicit leverage at the Master Fund level attributable to the Fund’s investment in the Feeder Fund.

The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements for investment, hedging and risk management purposes; provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. Notwithstanding the foregoing, the Fund may invest without limitation in Treasury futures, Eurodollar futures, interest rate swaps, swaptions or similar instruments and combinations thereof. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of MBS, the Fund will include such derivative and synthetic instruments for the purposes of the Fund’s policy to invest at least 80% of its Managed Assets in MBS. The use of derivatives by the Master Fund will be excluded from the calculation of the foregoing limitation.

The Fund is not limited in its ability to invest in below investment grade or illiquid securities. Below investment grade fixed income securities are rated below “BBB-” by Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc. (“S&P”) or Fitch Ratings, Inc. (“Fitch”), below “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Subadviser to be of comparable quality. Below investment grade fixed income securities are commonly referred to as “high yield” or “junk” bonds and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

Percentage limitations described in this Prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund’s portfolio securities.

The Subadviser has extensive experience analyzing the relative value of securities within various sectors of the mortgage markets, including undervalued distressed assets. The Subadviser intends to seek to maximize returns on the Fund’s investments in distressed assets by evaluating market opportunities based on the condition of the various sectors of the mortgage markets, the relative value of the specific asset within such markets and an internal risk/return analysis. In making investment decisions on behalf of the Fund, the Subadviser will incorporate its views on the economic environment and the outlook for the mortgage markets, including relative valuation, supply and demand trends, the level of interest rates, the shape of the yield curve, prepayment rates, financing and liquidity, commercial and residential real estate prices, delinquencies, default rates, recovery of various segments of the economy and vintage of collateral.

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of Common Stock are being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest all or a portion of assets not invested in the Feeder Fund in non-U.S. government securities which have received the highest investment grade credit rating and U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that the Subadviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. See “The Fund’s Investments—Temporary Defensive Strategies” and “Risks—Temporary Defensive Strategies Risk” in this Prospectus and “Investment Policies and Techniques” in the Fund’s Statement of Additional Information (the “SAI”).

For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

Legacy Securities Public-Private Investment Program (“PPIP”)

On March 23, 2009, the Treasury, in conjunction with the Federal Deposit Insurance Corporation and the Board of Governors of the United States Federal Reserve (the “Federal Reserve”), announced the creation of PPIP. PPIP is one component of a broader array of measures being taken by the Treasury to target legacy assets of financial institutions in order to encourage new credit formation. PPIP seeks to contribute to that effort by improving the health of financial institutions through the removal of legacy assets from their balance sheets and by helping to increase the liquidity and functioning of markets for these securities.  The program is designed to bring private capital to these markets by providing matching equity capital from the Treasury and debt financing from the Federal Reserve and the Treasury, subject to certain maximum amounts. PPIP calls for the creation of public-private investment funds, such as the Master Fund, through which privately raised capital and Treasury capital are pooled together to facilitate the purchase of PPIP Eligible Assets.

“PPIP Eligible Assets” are those assets determined by the Treasury, from time to time, to be eligible for investment by the Master Fund.  PPIP Eligible Assets currently include RMBS and CMBS issued prior to 2009 that were originally rated AAA or that received an equivalent rating by two or more NRSROs without ratings enhancement and that are secured directly by actual mortgage loans, leases or other assets and not other securities (other than certain swap positions, as determined by the Treasury). Currently, the Treasury requires that at least 90% of the assets underlying any PPIP Eligible Asset must be situated in the United States. PPIP Eligible Assets can only be purchased from Financial Institutions from which the Secretary of the Treasury may purchase assets pursuant to Section 101(a)(1) of the Emergency Economic Stabilization Act of 2008 (“EESA”). For these purposes, the term “Financial Institution” currently means any institution, including, but not limited to, any bank, savings association, credit union, security broker or dealer, or insurance company, established and regulated under the laws of the United States or any state, territory, or possession of the United States, the District of Columbia, Commonwealth of Puerto Rico, Commonwealth of Northern Mariana Islands, Guam, American Samoa, or the United States Virgin Islands, and having significant operations in the United States, but excluding any central bank of, or institution owned by, a foreign government. However, PPIP Eligible Assets currently may also be purchased from a foreign government if such foreign government’s ownership of PPIP Eligible Assets resulted from extending financing to Financial Institutions that then failed or defaulted on such financing. Currently, PPIP Eligible Assets do not include any securities backed by loans and other assets 10% or more of which are not situated in the United States. The final determination of what constitutes PPIP Eligible Assets is made by the Treasury and may be subject to change.

In the event the Treasury expands PPIP at a later date to include other permissible investments in addition to those currently defined as PPIP Eligible Assets, the Master Fund may invest in such investments at such time without any prior notice to or consent from the Fund.

In addition to PPIP Eligible Assets, the Master Fund may also invest in (i) cash, (ii) bank deposits, (iii) Treasury securities with maturities of not more than 90 calendar days, (iv) money market mutual funds that (a) are registered with the Securities and Exchange Commission (the “SEC”) and regulated under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”) and (b) invest exclusively in direct obligations of the United States or obligations the prompt payment of the principal of and interest on which is unconditionally guaranteed by the United States, (v) repurchase agreements secured by Treasury securities (if permitted by the Treasury) and (vi) any other investment approved by the Treasury in writing (collectively, “Temporary Investments”).

The Fund will participate in the Master Fund by investing in the Feeder Fund, which invests alongside the Treasury, in the Master Fund.  Neither the Feeder Fund nor the Master Fund is registered with the SEC as an investment company under the 1940 Act, and none of these funds’ interests are registered under the Securities Act of 1933, as amended (the “Securities Act”).

Feeder Fund. The Feeder Fund is a Delaware limited partnership formed to provide certain qualified institutional investors with access to PPIP.

The Feeder Fund will participate in PPIP by investing all or substantially all of its assets available for investment in the Master Fund.  The Master Fund has an investment objective that is consistent with that of the Feeder Fund.  The Fund’s interests in the Feeder Fund will be substantially identical to those of the other investors in the Feeder Fund in all material respects except the Fund will not be subject to the Feeder Fund’s management fee. The Fund will pay an administrative fee to the General Partner (as defined below) which will ultimately be collected by RLJ (as defined below) and not Western Asset. Common Stockholders of the Fund, however, will pay a management fee on Managed Assets, which includes total assets attributable to the Fund’s direct investments and its investments in the leveraged Master Fund.

Master Fund.  The Master Fund is a Delaware limited partnership that will invest directly in a portfolio of PPIP Eligible Assets and borrow from the Treasury through a senior secured multi-draw term loan facility which is non-recourse to the investors in the Master Fund, subject to certain exceptions (the Treasury Debt Financing, as defined below).  The Treasury will invest directly in the Master Fund, and its capital commitment to the Master Fund will equal the aggregate capital commitments of the limited partners of the Master Fund other than the Treasury. There are two principal investors in the Master Fund: the Treasury and the Feeder Fund.

Investment Adviser, General Partner and Administrator. Western Asset serves as the investment adviser to the Feeder Fund and the Master Fund and is solely responsible for investment decisions. RLJ/Western Asset Management, LLC (the “General Partner”), a joint venture between The RLJ Companies, LLC (“RLJ”) and Western Asset, serves as general partner of the Feeder Fund and the Master Fund, and is responsible for the administrative affairs of the Feeder Fund and the Master Fund, but does not make any investment decisions.  RLJ PPIP Administration, LLC, an affiliate of RLJ, performs certain functions in connection with the Feeder Fund and the Master Fund, including assisting with (i) the offering of interests in the Feeder Fund, (ii) structuring of the Feeder Fund and the Master Fund, (iii) ongoing operations of the Feeder Fund and the Master Fund and (iv) compliance oversight of the Feeder Fund and the Master Fund.

Fees and Expenses. Western Asset, as advisor to the Feeder Fund and Master Fund, has agreed to waive any investment management fee with respect to the Fund’s investment in the Feeder Fund and indirect investment in the Master Fund.  The Fund will pay an administrative fee to the General Partner which will ultimately be collected by RLJ, and not Western Asset.  The Fund will also pay its pro rata share of the annual operating expenses and the organizational expenses of the Feeder Fund and the Master Fund in connection with such investment.

Warrants.  In connection with its use of Treasury Debt Financing, the Master Fund has granted warrants to the Treasury, which provides for preferential payments by the Master Fund to the Treasury after the Master Fund has returned all of the capital invested in the Master Fund by each of its partners. See “The Public-Private Investment Program—The Feeder Fund and Master Fund—The Master Fund—Master Fund Warrants,” “Risks—Risks Related to the Fund—Leverage Risk” and “Risks—Special Risks Related to PPIP—Risks Related to the Role of the Treasury in the Master Fund.”

Illiquid Investment.  The Fund generally may not withdraw from the Feeder Fund, and the Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in the Feeder Fund, in whole or in part, without the prior written consent of the General Partner. As a result, the Fund’s investment in the Feeder Fund will be illiquid.  See “Risks—Risks Related to the Fund—Liquidity Risk.”

Participation by Treasury. The Treasury is a significant equity investor in (and lender to) the Master Fund. As a result, the Treasury has certain rights and powers with respect to the Master Fund which provide the Treasury with an oversight and examination role with respect to its investment in the Master Fund. As a result of the Fund’s investment in the Master Fund, through its investment in the Feeder Fund, the Fund will be subject to various risks not typically associated with an investment in a registered closed-end investment company. See “Risks—Special Risks Related to PPIP—Risks Related to the Role of the Treasury in the Master Fund.”

Leverage

The Fund may seek to enhance the level of its current distributions to holders of Common Stock through the use of leverage. The Fund may use leverage directly at the Fund level or have exposure to leverage indirectly through its investment in the leveraged Master Fund.

Fund Leverage.  The Fund may use leverage directly at the Fund level through borrowings, including loans from certain financial institutions or through a qualified government sponsored program, the use of reverse repurchase agreements and/or the issuance of debt securities (collectively, “Borrowings”), and possibly through the issuance of preferred stock (“Preferred Stock”), in an aggregate amount of up to approximately 33 1/3% of the Fund’s Total Assets immediately after such Borrowings and/or issuances of Preferred Stock. “Total Assets” means net assets of the Fund plus the amount of any Borrowings and assets attributable to Preferred Stock that may be outstanding.  Currently, the Fund has no intention to issue Preferred Stock.  In addition, the Fund may enter into additional reverse repurchase agreements and use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering related obligations.  See “Leverage,” “Description of Shares—Preferred Stock” and “Risks—Leverage Risk.”

Master Fund Leverage.  The Master Fund is expected to borrow money from the Treasury for investment purposes in an amount equal to approximately 50% of the Master Fund’s total assets immediately after giving effect to the borrowing (the “Treasury Debt Financing”). The Master Fund will bear the interest expense and other financing costs arising out of its use of the Treasury Debt Financing. The Master Fund may also use, to the extent permitted, other private or public sources of leverage. Accordingly, to the extent the Fund invests in the Master Fund, through its investment in the Feeder Fund, the Fund will be subject to the implicit risks (and potential benefits) of such leverage.  The Fund will also bear its allocable share of the Master Fund’s cost of leverage.  While such implicit leverage will not constitute actual borrowing of the Fund for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), in an effort to mitigate the overall risk of leverage, the Fund does not intend to incur additional direct leverage at the Fund level to the extent that its existing direct leverage at the Fund level and its implicit leverage through its investment in the Master Fund exceeds 33 1/3% of the Fund’s Managed Assets immediately after Borrowings and/or issuances Preferred Stock at the Fund level. “Managed Assets” means the Total Assets of the Fund plus any implicit leverage at the Master Fund level attributable to the Fund’s investment in the Feeder Fund.

It is expected that leverage at the Master Fund, when fully utilized, will constitute implicit leverage for the Fund of approximately    % to    % of the Fund’s Managed Assets after giving effect of the Treasury Debt Financing.

The Fund may establish a standby credit facility in an amount up to 5% of Managed Assets as a temporary measure for purposes of making distributions to shareholders in order to maintain its favorable tax status as a regulated investment company. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined direct and implicit leverage ratio of up to 33 1/3% of the Fund’s Managed Assets.

During periods when the Fund is using leverage through Borrowings or the issuance of Preferred Stock, the fees paid to LMPFA, the Subadviser, the Allocation Subadviser and Western Asset Limited (defined below) for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the principal amount of the Borrowings and any assets attributable to the issuance of Preferred Stock. This means that LMPFA, the Subadviser, the Allocation Subadviser and Western Asset Limited may have a financial incentive to increase the Fund’s use of leverage. See “Leverage” and “Risks—Risks Related to the Fund—Leverage Risk.”

There can be no assurance that the Fund’s leverage strategy will be successful. The use of leverage creates special risks for holders of Common Stock (“Common Stockholders”). See “Leverage” and “Risks—Leverage Risk.”

Derivatives

Generally, derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes; provided that the Fund’s use of derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. Notwithstanding the foregoing, the Fund may invest without limitation in Treasury futures, Eurodollar futures, interest rate swaps, swaptions or similar instruments and combinations thereof.  To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of MBS, the Fund will include such derivative and synthetic instruments for the purposes of the Fund’s policy to invest at least 80% of its Managed Assets in MBS. The Fund may sell certain equities or fixed income securities short including, but not limited to, U.S. Treasuries, for investing or hedging purposes.

Due to restrictions imposed on the Master Fund, the Master Fund may use interest rate derivatives solely for the purpose of hedging interest rate mismatches between the Treasury Debt Financing and PPIP Eligible Assets, or as otherwise designed to reduce the Master Fund’s exposure to prevailing interest rates. The Master Fund’s ability to use derivative contracts and engage in other strategic transactions for other hedging and risk management purposes generally will require the consent of the Treasury. The use of derivatives by the Master Fund will be excluded from the calculation of the Fund’s limitation on the use of derivatives.

Limited Term

As a fundamental policy, the Fund intends to liquidate and distribute substantially all of the Fund’s net assets to stockholders, after making appropriate provision for any liabilities of the Fund, on or about March 1, 2022. Absent stockholder approval to shorten or extend the life of the Fund, the Fund’s Articles of Incorporation (“Articles”) provide that the Fund will terminate its existence on March 1, 2022, except for the purpose of satisfying any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs. If the Fund has not liquidated and wound up its business and affairs by the close of business on March 1, 2022, members of the Fund’s Board of Directors (the “Board of Directors” and such members, “Directors”) shall become trustees of the Fund’s assets for purposes of liquidation.

Upon its termination, the Fund will distribute substantially all of its net assets to stockholders, after making appropriate provision for any liabilities of the Fund. The Fund does not seek to return $20.00 per share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $20.00 per share. The Fund expects to complete its final distribution on or about March 1, 2022, but the liquidation process could be extended depending on market conditions at that time.

Prior to such termination, the Board of Directors will consider whether it is in the best interests of stockholders to terminate and liquidate the Fund. If the Board of Directors determines that under the circumstances, termination and liquidation of the Fund on or about March 1, 2022 would not be in the best interests of stockholders, the Board of Directors will present an appropriate amendment to the Articles at a regular or special meeting of stockholders. The Articles require either (i) the affirmative vote of at least 75% of the Board of Directors and at least 75% of the votes entitled to be cast by stockholders (including holders of Preferred Stock (“Preferred Stockholders”) if any) or (ii) the affirmative vote of 75% of the Continuing Directors (as defined below) and the approval of the holders of a majority of the votes entitled to be cast thereon by stockholders (including Preferred Stockholders, if any). Unless the termination date is amended by stockholders in accordance with the Articles, the Fund will be terminated on or about March 1, 2022 (regardless of any change in state law affecting the ability of the Board of Directors to amend the Articles). See “Certain Provisions in the Articles of Incorporation and By-Laws” and “Risks—Risks Related to the Fund—Limited Term Risk.”

The Master Fund will continue until the eighth anniversary of the initial closing date of the Master Fund (the “Master Fund Closing Date”) (unless terminated earlier pursuant to certain conditions), subject to extension at the discretion of the General Partner with the written consent of the Treasury for consecutive periods of up to one year each up to a maximum of two years. Upon its termination, it is anticipated that the

Master Fund (and in turn the Feeder Fund) will distribute substantially all of its net assets to its partners on a pro-rata basis. The Fund, in turn, will reinvest the proceeds received from the Feeder Fund or distribute such proceeds to Common Stockholders. See “Risks—Risks Related to the Fund—Limited Term Risk.”

Distributions

The Fund intends to distribute its net investment income on a monthly basis and to distribute annually any realized capital gains. Your initial distribution is expected to be declared approximately 60 days, and paid approximately 90 days, from the completion of this offering, depending upon market conditions.

Unless you elect to receive distributions in cash (i.e., opt out), all of your distributions, including any capital gains distributions on your Common Stock, will be automatically reinvested in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan. See “Distributions” and “Dividend Reinvestment Plan.”

An affiliate of LMPFA has received an exemptive order from the SEC under the 1940 Act facilitating the implementation of a managed distribution policy for certain funds for which it, or one of its affiliates, provides investment management services, including the Fund. The Fund does not intend to implement a managed distribution policy at this time; however, the Board may, at the request of LMPFA and the Subadviser, adopt a managed distribution policy in the future. See “Distributions—Managed Distribution Policy.”

The ability of the Fund to make distributions to Common Stockholders is dependent, in part, upon the distributions the Master Fund makes to the Feeder Fund and the distributions the Feeder Fund in turn makes to the Fund.

Until the third anniversary of the Master Fund Closing Date (the “Master Fund Investment Period”), proceeds distributable to the Master Fund’s partners (including, indirectly, the Fund) may be retained and re-invested by the General Partner.  Subject to the Master Fund’s distribution restrictions (including required prepayments of principal on Treasury Debt Financing), the Master Fund is required to distribute any income earned from its investments, including principal paydowns, interest and dividend income and any net proceeds realized from dispositions of investments, no later than 30 calendar days following the end of each fiscal quarter in which such income is received by the Master Fund. However, the General Partner will be allowed to withhold from any distributions amounts necessary to (i) create reasonable reserves for Master Fund expenses, (ii) create reasonable reserves for repayment of indebtedness and (iii) make investments as permitted by the PPIP (including with respect to re-investment of investment proceeds during the Master Fund Investment Period). Generally, distribution of income by the Master Fund will initially be made to the partners in the Master Fund, which include the Treasury and the Feeder Fund, in proportion to each of their respective percentage interests in the Master Fund.

The General Partner of the Feeder Fund will determine the amount of funds available for distribution to its investors, including the Fund, after applying any funds needed to pay expenses of the Feeder Fund (including the Feeder Fund’s share of certain expenses of the Master Fund) or for any reserves established by the Feeder Fund.

As explained more fully below in “Tax Matters,” the Fund intends to make distributions to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid paying U.S. federal income taxes and, if practicable, excise taxes, on undistributed taxable income. At least annually, the Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to Common Stockholders and pay U.S. federal income tax on the retained gain. As provided under federal tax law, Common Stockholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. See “Distributions.”

The Master Fund’s use of the Treasury Debt Financing may limit its ability to make distributions to the Feeder Fund which would in turn affect the ability of the Feeder Fund to make distributions to the Fund. See “Risks—Risks Related to the Fund—Risks Related to Fund Distributions.”

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to Common Stockholders.

Investment Manager

LMPFA will be the Fund’s investment manager. LMPFA, a wholly-owned subsidiary of Legg Mason Inc. (“Legg Mason”), is a registered investment adviser and will be responsible for administrative and management services to the Fund.  As of September 30, 2009, LMPFA’s total assets under management were approximately $182 billion. Legg Mason is a global asset management firm. As of September 30, 2009, Legg Mason’s asset management operation had aggregate assets under management of approximately $703 billion.

LMPFA will receive an annual fee, payable monthly, in an amount equal to % of the Fund’s average daily Managed Assets.

The Fund will pay all of its offering expenses up to and including $0.04 per share of Common Stock. The Fund’s management fees and other expenses are borne by the Common Stockholders. LMPFA has agreed to pay (i) all of the Fund’s organizational expenses, which are estimated to be $    , and (ii) the Fund’s offering expenses (other than sales load) in excess of $0.04 per share. See “Summary of Fund Expenses” and “Management of the Fund.”

Subadviser

Western Asset Management Company, the Fund’s subadviser, will have day-to-day responsibility for managing the Fund’s direct investments in MBS and other permitted investments, subject to the supervision of the Fund’s Board of Directors and LMPFA.

At the direction of the Allocation Subadviser, the Subadviser may manage assets that the Allocation Subadviser has determined to commit to the Feeder Fund, but have not yet been called by the Feeder Fund.  Assets, including investment income, that are distributed from the Feeder Fund to the Fund but are not distributed to holders of the Fund’s common stock will be managed by the Subadviser.  As of September

30, 2009, Western Asset and its supervised affiliates had approximately $506 billion in assets under management.

The Subadviser will receive an annual subadvisory fee, payable monthly, from LMPFA in an amount equal to    % of the management fee paid to LMPFA.  No advisory fee will be paid by the Fund directly to the Subadviser. See “Management of the Fund.”

The Subadviser is also the investment adviser to the Feeder Fund and the Master Fund (in that capacity, “Western Asset”). Western Asset, as advisor to the Feeder Fund and the Master Fund, has agreed to waive any investment management fee with respect to the Fund’s investment in the Feeder Fund and indirect investment in the Master Fund.  The Fund will pay an administrative fee to the General Partner which will ultimately be collected by RLJ, and not Western Asset.

Non-U.S. Subadviser

In connection with the Subadviser’s service to the Fund, Western Asset Management Company Limited (“Western Asset Limited”) will provide certain subadvisory services to the Fund pursuant to a subadvisory agreement with the Subadvisor (the “Western Limited Subadvisory Agreement”).

Western Asset Limited is generally responsible for managing non-U.S. dollar fixed income mandates.

The Subadvisor will pay Western Asset Limited a fee for its services at no additional expense to the Fund.  Western Asset Limited will receive a fee from the Subadvisor, payable monthly, in an amount equal to an annual rate of          % of the Fund’s daily Managed Assets that the Subadvisor allocates to Western Asset Limited to manage.  See “Management of the Fund.”

Allocation Subadviser

A registered investment adviser, unaffiliated with Legg Mason, LMPFA or Western Asset (the “Allocation Subadviser”), will determine whether and to what extent the Fund will invest in the Feeder Fund, subject to the supervision of the Fund’s Board of Directors and LMPFA.  Assets not allocated by the Allocation Subadviser to the Feeder Fund will managed directly by the Subadviser.  In addition, during the invest-up period of the Feeder Fund, the Allocation Subadviser may direct the Subadviser to manage assets that have been committed to the Feeder Fund by the Allocation Subadviser, but have not yet been called by the Feeder Fund.

The Allocation Subadviser will receive an annual fee, payable monthly, from LMPFA in an amount equal to     % of the management fee paid to LMPFA.  No advisory fee will be paid by the Fund directly to the Allocation Subadviser.

Listing	The Fund intends to apply to list its Common Stock on the New York Stock Exchange (the “NYSE”). The trading or “ticker” symbol of the Common Stock is expected to be “ .”

Custodian and Transfer Agent	will serve as custodian of the Fund’s assets. will serve as the Fund’s transfer agent. See “Custodian and Transfer Agent.”

Special Risk Considerations

An investment in the Fund’s Common Stock involves various material risks. The following is a summary of certain of these risks. It is not complete and you should read and consider carefully the more complete list of risks described below under “Risks” before purchasing Common Stock in this offering.

Risks Related to the Fund

No History of Operations. The Fund is a newly organized, non-diversified, limited term, closed-end management investment company with no history of operations.

Investment and Market Risk. An investment in the Fund’s Common Stock is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Price Discount from Net Asset Value Risk.  Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering.

Risks Related to Investments in MBS.  Investing in MBS (including PPIP Eligible Assets) entails various risks: credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal risks. MBS are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform its duties. Most MBS are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such MBS, whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS. In addition, concentrations of MBS of a particular type, as well as concentrations of MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the MBS to additional risk.

Credit Risk.  Credit risk is the risk that one or more MBS or other securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. In general, lower-rated securities carry a greater degree of risk that the issuer will be unable to make interest and principal payments when due, which could have a negative impact on the Fund’s net asset value, dividends and on the market value of the Common Stock. The market values for securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade securities, potentially making them difficult to value.

Interest Rate Risk.  Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise.

Prepayment Risk.  MBS represent an interest in a pool of mortgages. These mortgages typically permit borrowers to prepay amounts owing, often with no penalty. The relationship between borrower prepayments and changes in interest rates may mean some high-yielding mortgage-related and asset-backed securities have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, the total return and maturity of mortgage-related and asset-backed securities may be difficult to predict precisely. To the extent that the Fund purchases mortgage-related securities at a premium, prepayments may result in loss of the Fund’s principal investment to the extent of any unamortized premium. RMBS and CMBS are subject to a number of specific risks. See “Risks—Risks Related to the Fund—Non-Agency RMBS Risk” and “—CMBS Risk.”

Leverage Risk.  The Fund anticipates using leverage, which will magnify investment, market and certain other risks.  The Fund may use leverage directly at the Fund level or have exposure to leverage indirectly through its investment in the leveraged Master Fund. While leverage at the Master Fund level will not constitute actual borrowing of the Fund for purposes of the 1940 Act, to seek to mitigate the overall risk of leverage, the Fund does not intend to incur additional direct leverage at the Fund level to the extent that its existing direct leverage at the Fund level and its implicit leverage through its investment in the Master Fund exceeds 33 1/3% of the Fund’s Managed Assets immediately after such Borrowings and/or issuances. Since the Fund generally may not withdraw from the Feeder Fund, the Fund’s level of implicit leverage from its indirect investment in the Master Fund can not be controlled.  This may constrain the Fund’s ability to utilize additional direct leverage at the Fund level and, in certain circumstances, the Fund may be required to sell assets at inopportune times, potentially incurring losses.

Below Investment Grade (“High Yield” or “Junk”) Securities Risk.  The Fund will invest a substantial portion of its assets in MBS that were originally rated AAA, but subsequently have been downgraded to below investment grade. As a result of being downgraded to below investment grade, these assets will be regarded as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade securities may be particularly susceptible to economic downturns. It is likely that the current economic recession could further disrupt the market for such securities and may have an adverse impact on the value of such securities and on the ability of the issuers of such securities to repay principal and repay interest thereon, thereby increasing the incidence of default on such securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in Common Stock of the Fund, both in the short term and the long term.

Credit Risk of Originators and Servicers of Residential and Commercial Mortgage Loans.  A number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, have experienced serious financial difficulties, including some that are now subject to federal insolvency proceedings. These difficulties have resulted from many factors, including increased competition among originators for borrowers, decreased originations by such originators of mortgage loans and increased delinquencies and defaults on such mortgage loans, as well as from increases in claims for repurchases of mortgage loans previously sold by them under agreements that require repurchase in the event of breaches of representations regarding loan quality and characteristics. Furthermore, the inability of the originator to repurchase such mortgage loans in the event of loan representation breaches or the servicer to repurchase such mortgage loans upon a breach of its servicing obligations also may affect the performance of related non-agency RMBS. Many of these originators and servicers are very highly leveraged. These difficulties may also increase the chances that some of these entities may default on their warehousing or other credit lines or become insolvent or bankrupt thereby increasing both the likelihood that repurchase obligations will not be fulfilled and the potential for loss to holders of non-agency RMBS and subordinated security holders.

Subprime Mortgage Market Risk.  The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain mortgages and mortgage related securities. Delinquencies and losses on residential mortgage loans generally have increased recently and may continue to increase, and a further decline in or flattening of housing values may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.

Tax Risks.  The Fund may be required to report taxable income early in its holding period for certain investments in excess of the economic income the Fund ultimately realizes from such investments. Due to the nature of certain of the Fund’s investments, the Fund may have taxable income in excess of the cash available to the Fund for the annual distribution necessary to maintain the Fund’s status as a regulated investment company for U.S. federal income tax purposes and avoid U.S. federal corporate income and excise taxes. In addition, the Fund’s efforts to satisfy such distribution requirements may adversely affect the Fund’s ability to execute its business strategies. The Fund may in the future choose to pay distributions of Common Stock to satisfy such distribution requirements, in which case a Fund shareholder may be required to pay U.S. federal income taxes in excess of the cash distributions that the shareholder receives.

The Fund must satisfy an asset diversification test in order to qualify as a regulated investment company for U.S. federal income tax purposes. The Fund expects to satisfy this test by, among other things, looking through to the assets held by the Master Fund, and in so doing it will rely on a legal opinion of its tax counsel. The opinion notes that there is no specific authority directly on point dealing with the application of the Code to partnership interests held by regulated investment companies (such as the Fund) and it states that there can be no assurance that the Internal Revenue Service (the “IRS”) will not successfully challenge the conclusions therein. If the Fund were not permitted to look through to the assets of the Master Fund, its tax status as a regulated investment company could be jeopardized. For any tax year that the Fund failed to qualify as a regulated investment company, all of its taxable income would be subject to U.S. federal income tax (and possible state income tax) at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to the Fund’s shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. See “Risks—Risks Related to the Fund—Tax Risks—Status as Regulated Investment Company.”

Risks Associated with Legislation and Government Plans.  Law, legislation or other government regulation, including that which is promulgated in furtherance of a “bailout” or “rescue” plan to address distress in the residential mortgage loan sector may result in a reduction of available transactional opportunities for the Fund, or an increase in the cost associated with such transactions. Foremost among these risks is the possibility of legislation or regulation relating to loan modifications. Such legislation may include, by way of example and not limitation, provisions for relief to stay or delay the foreclosure of residential mortgage loans or to modify payment terms, including interest rates and repayment periods, of residential mortgage loans over a lender’s objections. The implications of government intervention are unclear, and any such program may have negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Investment Focus.  The Fund will be affected to a greater degree by events affecting the MBS market, and more specifically, the markets for PPIP Eligible Assets, than if it invested in a broader array of securities, and such impact could be considerably greater than if it did not focus its investments to such an extent, particularly as a result of the leveraged nature of its investments.

Competition for Investment Opportunities.  It is possible that competition for appropriate portfolio investments may increase, thus reducing the number of attractive portfolio investment opportunities available to the Fund and adversely affecting the terms upon which investments can be made. There can be no assurance that the Fund will be able to locate, consummate and exit investments that satisfy its investment objectives, or that it will be able to invest the net proceeds from this offering in MBS to the extent necessary to achieve its investment objectives.

Risks Related to Fund Distributions.  Distributions paid by the Fund to its Common Stockholders are derived from the interest income and additional total return from the Fund’s investments in MBS securities and other permitted investments. The total return generated by the Fund’s investments can vary widely over the short term and long term. Additionally, the terms of PPIP may limit the Master Fund’s ability to distribute cash under certain circumstances, which may affect the Fund’s ability to satisfy the distribution requirements necessary to maintain the Fund’s status as a regulated investment company for U.S. federal income tax purposes and to avoid U.S federal income and excise taxes.

Derivatives Risk.  The Fund may utilize a variety of derivative instruments such as options contracts, futures contracts, forward contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets or reference rates. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance.

Liquidity Risk.  The Fund, both directly and indirectly through its investment through the Feeder Fund in the Master Fund, may invest in MBS, including PPIP Eligible Assets, for which there is no readily available trading market or which are otherwise illiquid. The Fund and the Master Fund may not be able to readily dispose of such securities at prices that approximate those at which they could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Fund and the Master Fund may have to sell other investments to raise cash to meet their respective obligations.

Non-Diversification.  The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. See “The Fund’s Investments.” The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including the less stringent diversification requirement that applies to the percent of its total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Risks Related to Potential Conflicts of Interest.  LMPFA, the Allocation Subadviser and the Subadviser manage other registered investment companies, separate accounts, private investment funds and other investment funds, which may raise potential conflicts of interest, including those associated with allocating management time, services and functions, and there can be no assurance that any actual or potential conflicts of interest will not result in the Fund or the Master Fund receiving less favorable investment terms in certain investments than if such conflicts of interest did not exist.

Limited Term Risk.  Because the assets of the Fund, the Feeder Fund and the Master Fund will be liquidated in connection with their respective terminations, each may be required to sell portfolio securities when they otherwise would not, including at times when market conditions are not favorable, which may cause them to lose money. The Feeder Fund and the Master Fund are subject to earlier dissolution and termination. The Fund’s investment objectives and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the termination date, and such initial investors and any investors that purchase Common Stock after the completion of this offering may receive more or less than their original investment upon termination.

Special Risks Related to PPIP

Risks Related to Investments in PPIP Eligible Assets.  The Master Fund will invest substantially all of its assets in PPIP Eligible Assets. Investments in these securities may be speculative. Investing in PPIP Eligible Assets entails various risks: credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal risks. PPIP Eligible Assets are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform.

Risks Related to the Role of the Treasury in the Master Fund.  As a result of the Treasury providing equity capital and Treasury Debt Financing to the Master Fund, the Treasury will be able to exercise certain rights and powers in regard to the Master Fund. The Treasury may exercise these rights in its own interest and not in the interests of the Fund or the Common Stockholders. The Treasury’s exercise of these rights and powers in its own interest may adversely affect the Fund and its ability to achieve its investment objectives.

PPIP Amendment Risk.  PPIP could be amended pursuant to new legislation or altered through administrative or judicial action. Such amendments could be retroactive, which could have the effect of preventing the Fund from benefiting from its investment in the Feeder Fund.

Loan Modification Risk.  The general partner of the Master Fund, subject to certain conditions, will be required, under the terms of PPIP, to (i) consent on behalf of the Master Fund to reasonable requests from servicers or trustees for approval to participate in the Treasury’s Making Home Affordable Program, or for approval to implement other reasonable loss mitigation measures (including but not limited to, term extensions, rate reductions, principal write downs, or removal of caps on the percentage of loans that may be modified within the securitization structure), and (ii) where the Master Fund acquires 100% of the RMBS that are backed by a particular pool of residential mortgage loans, instruct the servicer or trustee of such securities, if such servicer or trustee is participating in the Making Home Affordable Program, to include such pool of residential mortgage loans in the Making Home Affordable Program. Any of these requirements may have a negative effect on the Master Fund’s investment performance.

New Financing Program Risk.  The Feeder Fund and the Master Fund were formed to take advantage of PPIP, a recently-commenced program with a limited operating history. PPIP is designed to encourage the transfer of certain illiquid legacy real estate-related assets off of the balance sheets of financial institutions, restarting the market for these assets and supporting the flow of credit and other capital into the broader economy. PPIP is without precedent and its effects are impossible to predict with certainty. Such uncertainties of the program may result in challenges for the Fund, the Feeder Fund and the Master Fund that make achievement of the Fund’s investment objectives more difficult than would otherwise be the case with more established methods of investing and financing.

Risks Related to PPIP Distributions; Asset Coverage Requirement and Leverage Ratio Risk.  During the term of any Treasury Debt Financing loan received through PPIP, the Master Fund will be subject to an asset coverage test (and, under certain circumstances, a leverage ratio test), each of which must be satisfied on a pro forma basis. Failure to satisfy the asset coverage test at specified levels restricts the ability of the Master Fund (and consequently the Fund) to make distributions. A more detailed description of the asset coverage test can be found in “Risks—Special Risks Relating to PPIP— Risks Related to PPIP Distributions; Asset Coverage Requirement and Leverage Ratio Risk.” The limitations of the asset coverage requirements on the Master Fund’s ability to make distributions may adversely affect the Fund’s ability to satisfy the distribution requirements necessary to maintain the Fund’s status as a regulated investment company for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes. See also “Risks—Risks Related to the Fund—Tax Risks—Risks Associated with Asset Coverage Requirements and Regulated Investment Company Distribution Requirements.”

Risks Relating to Affiliates.  Section 17(d) of the 1940 Act and Rule 17d-1 thereunder limit the ability of affiliates of registered investment companies from acting as principal to effect any transactions in which the registered investment company is a joint or joint and several participant with the affiliate. If the Fund’s investment in the Feeder Fund were determined to be a prohibited joint transaction under Section 17(d), there could be adverse consequences to the Fund, including the inability to gain exposure to PPIP through an indirect investment in the Master Fund.

Additional Risks.  For additional risks relating to investments in the Fund, including “Non-Agency RMBS Risk,” “CMBS Risk,” “Interest Rate Risk Associated with Non-Agency RMBS and CMBS,” “Structural Risks Associated with Non-Agency RMBS and CMBS,” “Subordination Risk Associated with Non-Agency RMBS and CMBS,” “ABS Risk,” “Distressed Situations,” “Government Intervention in Financial Markets,” “Currency Risk,” “Expedited Transactions,” “Extension Risk,” “‘Widening’ Risk,” “Management Risk,” “Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk,” “New Program Risk,” “Inflation/Deflation Risk,” “Restrictions Placed on Hedging,” “Reinvestment Risk,” “Reverse Repurchase Agreements Risk,” “Repurchase Agreements Risk,” “Variable Debt Risk,” “Senior Loans Risk,” “Second Lien Loans Risk,” “Loan Participations and Assignments Risk,” “Common Stock Risk,” “Preferred Stock Risk,” “Convertible Securities Risk,” “Credit Party Swap Risk,” “Structured Notes and Related Instruments Risk,” “Insolvency Considerations with Respect to Issuers of Indebtedness,” “Portfolio Valuation for Financial Accounting and Other Reporting Purposes,” “Inverse Floating Rate Securities and Tender Option Bonds Risk,” “Other Investment Companies Risk,” “Short Sales Risk,” “Risks of Short Economic Exposure Through Derivatives,” “Risks of Futures and Options on Futures,” “When-Issued and Delayed-Delivery Transactions Risk,” “Counterparty Risk,” “Portfolio Turnover Risk,” “Temporary Defensive Strategies Risk,” “Anti-Takeover Provisions,” “Market Disruption and Geopolitical Risk,” “Managed Distribution Risk,” “Feeder and Master Funds Not Registered,” “Leverage Recourse Risk,” “Limited Recourse to the General Partner and Western Asset,” “Limited Recourse to the Treasury,” “Master-Feeder Structure,” “Default,” “Removal of an Investor,” “Market Value Calculation May Not Reflect Liquidation Value of PPIP Eligible Assets; Effect on Asset Coverage Test and Leverage Ratio Test,” “Master Fund Hedging Risk” and “Restrictions on Acquiring and Selling PPIP Eligible Assets Risk; Risks Relating to Conflict of Interest and Code of Ethics Restrictions,” please see “Risks” beginning on page 46 of this Prospectus.

SUMMARY OF FUND EXPENSES

The purpose of the following table and the example below is to help you understand all fees and expenses that you, as a holder of Common Stock, would bear directly or indirectly. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues approximately          shares of Common Stock. If the Fund issues fewer shares of Common Stock, all other things being equal, these expenses would increase. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” also assume the Fund incurs direct leverage at the Fund level equal to approximately    % of the Fund’s Managed Assets and implicit leverage at the Master Fund level equal to approximately     % of the Fund’s Managed Assets. The Fund’s actual expenses may vary from the estimated expenses shown in the table. See “Management of the Fund.” The “Other Expenses” shown in the table and related footnotes are based on estimated amounts.

Percentage of Offering Price
Shareholder Transaction Expenses
Sales Load Paid by You %
Offering Expenses Borne by the Fund(1)%
Dividend Reinvestment Plan(2)%

Percentage of Net Assets
Estimated Annual Expenses
Management Fees(3)%
Interest Expenses(4)%
Other Expenses(5)%
Acquired Fund Fees and Expenses(6)%
Total Annual Expenses %

(1)                 LMPFA has agreed to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering expenses (other than sales load) in excess of $0.04 per share of Common Stock. Assuming an offering of            shares of Common Stock for $20.00 per share, the total offering expenses are estimated to be $          , $          of which would be borne by the Fund and $       of which would be paid by LMPFA.

(2)                 You will pay service charges and brokerage charges if you direct the Plan Agent (defined below) to sell your Common Stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(3)                 This is an estimate of management fees payable by Common Stockholders with respect to the Managed Assets of the Fund.  LMPFA will receive an annual fee, payable monthly, in an amount equal to         % of the Fund’s average daily Managed Assets. “Managed Assets” means the net assets of the Fund plus the amount of any Borrowings and assets attributable to any Preferred Stock that may be outstanding. This table assumes that the Fund has utilized direct leverage at the Fund level equal to approximately    % of the Fund’s Managed Assets.

(4)                 Assumes direct leverage at the Fund level equal to approximately    % of the Fund’s Managed Assets and an annual interest rate on such borrowings of         %.

(5)                 If the Fund utilizes leverage in the form of bank loan facilities and/or reverse repurchase agreements, then there are no offering expenses associated with their use. Although the Fund has no current intention to do so, if the Fund elects to use other forms of leverage, including the issuance of Preferred Stock, there may be offering expenses associated with such issuance, which expenses would be borne immediately by the Common Stockholders and result in a reduction of the net asset value of the Common Stock. The Fund has no present intention to issue Preferred Stock in the next 12 months.

(6)                 This is an estimate of annual management fees and expenses borne by Common Stockholders with respect to the Fund’s investment in the Feeder Fund, and indirect investment in the Master Fund.  This estimate includes: (i) the annual administrative fee to the General Partner which will ultimately be collected by RLJ, and not Western Asset, in an amount equal to          % of the capital commitment of the Fund in the Feeder Fund, (ii) the Fund’s pro rata share of annual operating expenses of the Feeder Fund and the Master Fund, including the Fund’s allocable share of expenses associated with the Treasury Debt Financing and (iii) the Fund’s pro rata share of the organizational expenses of the Feeder Fund and the Master Fund in connection with such investment. The Fund’s actual operating expenses will vary based upon the level of the Fund’s investment in the Feeder Fund, the actual expenses of the Feeder Fund and the Master Fund, the actual amount of borrowings by the Master Fund and any fluctuations in interest rates or actions taken by the Master Fund to manage its interest rate exposure. This estimate

assumes implicit leverage at the Master Fund level equal to approximately     % of the Fund’s Managed Assets due to borrowings at the Master Fund level and an annual interest rate on such borrowings of         %.

Example

As required by the relevant SEC regulations, the following example illustrates the expenses (including (i) the sales load of $   and (ii) estimated offering expenses of this offering of $    ) that you would pay on a $1,000 investment in Common Stock, assuming (1) total annual expenses of       % and (2) a 5% annual return:(1)

1 Year	3 Years	5 Years	10 Years
$	$	$	$

(1)  The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. In the event that the Fund does not utilize any leverage, an investor would pay the following expenses based on the assumptions in the example: one year, $      ; three years, $       ; five years, $       ; and ten years, $       .

THE FUND

The Fund is a newly organized, non-diversified, limited term, limited term closed-end management investment company registered under the 1940 Act. The Fund was incorporated as a Maryland corporation on December 11, 2009, pursuant to the Articles. As a newly organized entity, the Fund has no operating history. The Fund’s principal executive office is located at 55 Water Street, New York, New York 10041, and its telephone number is (888) 777-0102.

USE OF PROCEEDS

The net proceeds of the offering of Common Stock will be approximately $      ($      if the underwriters exercise the overallotment option in full) after payment of the estimated offering expenses. The Fund will pay all of its offering expenses up to $0.04 per share of Common Stock, and LMPFA has agreed to pay (i) all of the Fund’s organizational expenses, which are estimated to be $     , and (ii) the Fund’s offering expenses (other than sales load) in excess of $0.04 per share.

The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objectives and policies within two to four months after the completion of the offering. Western Asset anticipates, based on current market conditions, that the Fund’s indirect investment in the Master Fund will be invested within 12 months.  Western Asset believes that the flexibility of investing over this period may permit the Master Fund to purchase securities at more favorable prices, although no assurance can be given in this regard.  Pending such investment, it is anticipated that the proceeds of this offering will be invested in U.S. Treasuries or other mortgage-related short-term investments, such as U.S. agency CMOs, CMBS, reverse repurchase agreements and other high quality securities, until such time as the Feeder Fund issues capital calls for portions of the Fund’s capital commitment to the Feeder Fund for investment in the Feeder Fund and, subsequently, in the Master Fund.

THE FUND’S INVESTMENTS

Investment Objectives

The Fund’s primary investment objective is to provide current income.  As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

This section provides additional information about the Fund’s investments and certain portfolio management techniques the Fund may use. More information about the Fund’s investments and portfolio management techniques and the associated risks is included in the SAI.

Investment Strategies

The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of MBS, consisting primarily of non-agency RMBS and CMBS. MBS represent interests in diversified pools of residential or commercial mortgage loans, and typically take the form of pass-through securities or CMOs. MBS include, but are not limited to, the following: non-agency RMBS; CMBS; U.S. agency mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, and other federal agencies, or issues guaranteed by them; delegated underwriting and servicing bonds, including pools of multi-family housing loans issued by Fannie Mae and Freddie Mac; CMOs, including IO, PO and other mortgage securities backed by U.S. agency or non-agency pass-through securities; mortgage-related ABS, such as HEQ securities; MBS credit default swaps (including on the CMBX, TRX and ABX indices) and other derivative instruments related to MBS; inverse floating rate securities; non-dollar RMBS; and repurchase agreements supported by agency MBS.

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in MBS directly, and indirectly through a separate investment as a limited partner in the Feeder Fund. The Feeder Fund invests substantially all of its assets available for investment, alongside the Treasury, in the Master Fund.  The Fund intends to invest   % to   % of the net proceeds of this offering directly in MBS and other permitted investments and approximately   % to   % of the net proceeds of this offering in the Feeder Fund.  Under no circumstances will the Fund invest more than 40% of the net proceeds of this offering in the Feeder Fund.

The Fund also may invest up to 20% of its Managed Assets in other permitted investments, including cash and cash equivalents; Treasury securities; non-mortgage related ABS backed by various asset classes including, but not limited to, small balance commercial mortgages, aircrafts, automobiles, credit cards, equipment, manufactured housing, franchises, recreational vehicles and student loans; and investment grade and below investment grade fixed income securities including bonds, debentures, notes, commercial paper and other similar types of debt instruments including hybrid securities. The Fund also may invest in any newly developed mortgage-related derivatives that may hereafter become available for mortgage investing.

Based upon current market conditions, the Fund anticipates it will have initial portfolio allocations (including its direct investments and indirect investment in the Master Fund) of approximately 80% to 100% of Managed Assets in RMBS, 0% to 10% of Managed Assets in CMBS, and 0% to 10% of Managed Assets in other permitted investments. It is expected that these allocations will change over the life of the Fund.

As used throughout this Prospectus, “Managed Assets” means the Total Assets of the Fund plus any implicit leverage at the Master Fund level attributable to the Fund’s investment in the Feeder Fund.

The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes; provided that the Fund’s use of derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. Notwithstanding the foregoing, the Fund may invest without limitation in Treasury futures, Eurodollar futures, interest rate swaps, swaptions or similar instruments and combinations thereof.  To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of MBS, the Fund will include such derivative and synthetic instruments for the purposes of the Fund’s policy to invest at least 80% of its Managed Assets in MBS. The Fund may sell certain equities or fixed income securities short including, but not limited to, U.S. Treasuries, for investing or hedging purposes.  The use of derivatives by the Master Fund will be excluded from the calculation of the foregoing limitation.

The Fund is not limited in its ability to invest in below investment grade or illiquid securities. Below investment grade fixed income securities are rated below “BBB-” by S&P or Fitch, below “Baa3” by Moody’s or comparably rated by another NRSRO or, if unrated, determined by the Subadviser to be of comparable quality. Below investment grade fixed income securities are commonly referred to as “high yield” or “junk” bonds and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to the SAI describes the various ratings assigned to debt obligations by S&P, Moody’s and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. S&P, Moody’s and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. The ratings of a debt security may change over time. As a result, debt instruments held by the Fund could receive a higher rating or a lower rating during the period in which they are held. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

Western Asset does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The Fund may purchase unrated securities if Western Asset determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that Western Asset may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on Western Asset’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Selection of Investments

Western Asset employs an actively managed investment approach which utilizes the expertise of its large and experienced team of credit analysts, risk analysts and portfolio managers. Western Asset believes that the ability to integrate superior fundamental credit research with relative value analysis will drive performance in the Fund’s MBS portfolio. A team of investment professionals at Western Asset will have daily responsibility for the management of the portfolio and for the implementation of the investment process.

The Subadviser has extensive experience analyzing the relative value of securities within various sectors of the mortgage markets, including undervalued distressed assets. The Subadviser intends to seek to maximize returns on the Fund’s investments in distressed assets by evaluating market opportunities based on the condition of the various sectors of the mortgage markets, the relative value of the specific asset within such markets and an internal risk/return analysis. In making investment decisions on behalf of the Fund, the Subadviser will incorporate its views on the economic environment and the outlook for the mortgage markets, including relative valuation, supply and demand trends, the level of interest rates, the shape of the yield curve, prepayment rates, financing and liquidity, commercial and residential real estate prices, delinquencies, default rates, recovery of various segments of the economy and vintage of collateral.

Percentage Limitations

Percentage limitations described in this Prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund’s portfolio securities.

Segregation and Cover Requirements

Certain portfolio management techniques, such as purchasing securities on a when-issued or delayed delivery basis, writing credit default swaps or futures contracts, engaging in short sales or writing options on portfolio securities, may be considered senior securities under the 1940 Act unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. If the Fund utilizes these portfolio management techniques, it may segregate liquid assets, enter into offsetting transactions or own positions covering related obligations. Although under no obligation to do so, the Subadviser intends to cover the Fund’s commitment with respect to such techniques should the Fund enter into or engage in one or more of such management techniques. To the extent the Fund covers its commitment under such portfolio management techniques, such instrument will not be considered a senior security for the purposes of the 1940 Act. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions. See “Investment Policies and Techniques—Portfolio Composition—Derivatives—Use of Segregated and Other Special Accounts” in the SAI.

Portfolio Composition

The Fund’s portfolio will be composed principally of the following investments. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the SAI.

MBS

MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans, such as mezzanine loans, are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in RMBS and CMBS, including residual interests, issued by private issuers, including subordinated mortgage-related securities. The Fund may invest in subprime mortgages or MBS that are backed by subprime mortgages. Other mortgage-related securities in which the Fund may invest are described below.

Non-Agency RMBS

Non-agency RMBS are residential MBS that are not issued or guaranteed by a U.S. government agency or federally chartered corporation. Like agency RMBS, non-agency RMBS represent interests in pools of mortgage loans secured by residential real property. The Fund intends to finance its non-agency RMBS with financing available under the PPIP and private funding sources.

The mortgage loan collateral for non-agency RMBS consists of residential mortgage loans that do not generally conform to underwriting guidelines issued by a federally chartered corporation, such as Fannie Mae or Freddie Mac, or an agency of the U.S. government, such as Ginnie Mae, due to certain factors, including mortgage balances in excess of agency underwriting guidelines, borrower characteristics, loan characteristics and level of documentation, and therefore are not issued or guaranteed by an agency. Senior RMBS typically are rated by at least one NRSRO, such as Moody’s, S&P, or Fitch, and are or were at the time of issuance AAA-rated by at least one of these rating agencies, although such ratings may have been subsequently downgraded.

The non-agency and agency RMBS acquired by the Fund could be secured by fixed-rate mortgages (“FRMs”), adjustable rate mortgages (“ARMs”), or hybrid adjustable-rate mortgages (“hybrid ARMs”). FRMs have interest rates that are fixed for the term of the loan and do not adjust. The interest rates on ARMs generally adjust annually (although some may adjust more frequently) to an increment over a specified interest rate index. Hybrid ARMs have interest rates that are fixed for a specified period of time (typically three, five, seven or ten years) and, thereafter, adjust to an increment over a specified interest rate index. ARMs and hybrid ARMs generally have periodic and lifetime constraints on how much the loan interest rate can change on any predetermined interest rate reset date. Relative value analysis, including consideration of current market conditions, will determine the Fund’s allocation to FRMs, ARMs and hybrid ARMs.

The Fund’s allocation of non-agency RMBS collateralized by FRMs, ARMs or hybrid ARMs will depend on various factors including, but not limited to, relative value, expected future prepayment trends, home price appreciation trends, supply and demand, availability of financing, expected future interest rate volatility and the overall state of the non-agency RMBS secondary market. Borrowers of the underlying loans that secure the non-agency RMBS assets which the Fund may purchase can be divided into prime, Alternative-A and subprime borrowers based on their credit rating.

CMBS

CMBS are securities backed by obligations (including certificates of participation in obligations) that are principally secured by commercial mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, apartments, nursing homes and senior living facilities. The Fund’s emphasis will be on securities that when originally issued were rated in the highest rating category by one or more of the NRSROs, however, the Fund has not established a minimum current rating requirement.

CMBS are typically issued in multiple tranches whereby the more senior classes are entitled to priority distributions from the trust’s income to make specified interest and principal payments on such tranches. Losses and other shortfalls from expected amounts to be received on the mortgage pool are borne by the most subordinate classes, which receive principal payments only after the more senior classes have received all principal payments to which they are entitled. The credit quality of CMBS depends on the credit quality of the underlying mortgage loans, which is a function of factors such as the principal amount of loans relative to the value of the related properties; the cash flow produced by the property; the mortgage loan terms, such as amortization; market assessment and geographic location; construction quality of the property; and the creditworthiness of the borrowers.

Agency RMBS

Agency RMBS are residential MBS for which a U.S. government agency such as Ginnie Mae, or a federally chartered corporation such as Fannie Mae or Freddie Mac guarantees payments of principal and interest on the securities. Payments of principal and interest on agency RMBS, not the market value of the securities themselves, are guaranteed.

Agency RMBS differ from other forms of traditional debt securities, which normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or on specified call dates. Instead, agency RMBS provide for monthly payments, which consist of both principal and interest. In effect, these payments are a “pass-through” of scheduled and prepaid principal payments and the monthly interest made by the individual borrowers on the mortgage loans, net of any fees paid to the issuers, servicers or guarantors of the securities. The principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

The Fund’s allocation of agency RMBS collateralized by FRMs, ARMs or hybrid ARMs will depend on various factors including, but not limited to, relative value, expected future prepayment trends, supply and demand, costs of hedging, costs of financing, expected future interest rate volatility and the overall shape of the Treasury and interest rate swap yield curves. The Subadviser intends to take these factors into account when making investments. In the future, the Fund’s residential portfolio may extend to debentures that are issued and guaranteed by Freddie Mac or Fannie Mae or MBS the collateral of which is guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae or another federally chartered corporation.

Stripped Mortgage-Backed Securities

The Fund also may invest in stripped mortgage-backed securities (“Stripped MBS”). Stripped MBS are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an “IO,” and all of the principal is distributed to holders of another type of security known as a “PO.” Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Inverse Floating Rate Securities and Tender Option Bonds

The Fund may invest in inverse floating rate securities (sometimes referred to as “inverse floaters”), which are derivative interests in MBS and participate in the creation of tender option bonds. Although volatile, these residual interests typically offer the potential for yields exceeding the yields available on fixed-rate MBS with comparable credit quality, coupon, call provisions and maturity.

Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding MBS. The special purpose trust typically sells two classes of beneficial interests or securities: short-term floating rate MBS (sometimes referred to as short-term floaters or tender option bonds), which are sold to third party investors, and inverse floating rate MBS, which the Fund would purchase. The short-term floating rate securities have first priority on the cash flow from the MBS held by the special purpose trust. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. If the Fund is the initial seller of the MBS to the special purpose trust, it receives the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Fund to purchase additional MBS or other investments permitted by the Fund’s investment policies. If the Fund ever purchases all or a portion of the short-term floating rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the MBS owned by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the MBS held in the special purpose trust are passed through to the Fund, as the holder of the residual interests. The Fund will recognize taxable capital gains (or losses) upon any sale of MBS to the special purpose trust.

Typically, a third party, such as a bank, broker dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer or certain events that indicate the issuer of the bonds may be entering bankruptcy. If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the MBS owned by the special purpose trust or to cause the special purpose trust to sell the bonds and distribute the proceeds to the liquidity provider. The liquidity provider generally will enter into an agreement with the Fund that will require the Fund to make a payment to the liquidity provider in an amount equal to any loss suffered by the liquidity provider in connection with the foregoing transactions. Under these agreements, the Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of the Fund’s inverse floater investments as the Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates.

In order to cover any potential obligation of the Fund to the liquidity provider pursuant to this agreement, the Fund may designate on its books and records liquid instruments having a value not less than the amount, if any, by which the original purchase price of the floating rate interests issued by the related special purpose trust exceeds the market value of the MBS owned by the special purpose trust.

Although regular inverse floating rate securities are derivative securities with economic leverage embedded in them, they will not constitute senior securities of the Fund (and will not be subject to the Fund’s limitations on borrowings), because the Fund has no ongoing obligations to any party in connection with its ownership of such interests. With respect to highly leveraged inverse floating rate securities, if the Fund establishes and maintains a segregated account to cover any potential obligation to the liquidity provider, the Fund’s obligation to the liquidity provider pursuant to the agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not establish and maintain such a segregated account, such obligation will be considered a borrowing for the purpose of the Fund’s limitation on borrowings.

ABS

ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. In a basic securitization structure, an entity, often a financial institution, originates or otherwise acquires a pool of financial assets, either directly or through an affiliate. It then sells the financial assets, again either directly or through an affiliate, to a specially created investment vehicle that issues securities “backed” or supported by those financial assets, which securities are ABS. Payment on the ABS depends primarily on the cash flows generated by the assets in the underlying pool and other rights designed to assure timely payment, such as liquidity facilities, guarantees or other features generally known as credit enhancements. While residential mortgages were the first financial assets to be securitized in the form of MBS, non-mortgage related securitizations have grown to include many other types of financial assets, including, but not limited to, small balance commercial mortgages, aircrafts, automobiles, credit cards, equipment, manufactured housing, franchises, recreational vehicles and student loans.

Below Investment Grade (“High Yield” or “Junk”) Securities

A significant portion of the Fund’s portfolio (including both direct and indirect investments) may consist of below investment grade securities (commonly referred to as “high yield” or “junk” securities). Although all PPIP Eligible Assets must have originally been rated AAA or an equivalent rating by at least two NRSROs, many may currently be rated below investment grade.  These high yield securities may be rated as low as C by Moody’s, CCC or lower by S&P or CC or lower by Fitch. The issuers of high yield securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets. Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices, increased price sensitivity to changing interest rates and to adverse economic and business developments, greater risk of loss due to default or declining credit quality, greater likelihood that adverse economic or issuer specific events will make the issuer unable to make interest and/or principal payments and greater susceptibility to negative market sentiments leading to depressed prices and decrease in liquidity. See “Risks—Risks Related to the Fund—Below Investment Grade (“High Yield” or “Junk”) Securities Risk.”

If a fixed income security is considered investment grade at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. With respect to securities that are downgraded, the

Subadviser will consider what action, including the sale of the security, is in the best interests of the Fund and its stockholders.

Corporate Bonds

The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Corporate bonds are generally used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates, and may also be affected by the credit rating of the corporation, the corporation’s performance, perceptions of the corporation in the marketplace and general market liquidity. The value of the intermediate- and longer-term corporate bonds in which the Fund generally will invest normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by a bond.

Government Debt Securities

The Fund may invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. Government debt securities include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. Emerging market debt securities generally are rated in the lower rating categories by recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Some of these risks do not apply to issuers in larger, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or are derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes; provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. Notwithstanding the foregoing, the Fund may invest without limitation in Treasury futures, Eurodollar futures, interest rate swaps, swaptions or similar instruments and combinations thereof. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of MBS, the Fund will include such derivative and synthetic instruments for the purposes of the Fund’s policy to invest at least 80% of its Managed Assets in MBS. The Fund may sell certain equities or fixed income securities short including, but not limited to, Treasury securities, for investment and/or hedging purposes.  See “Risks—Risks Related to the Fund—Derivatives Risk.” The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions. The Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (“CFTC”) and the federal income tax requirements applicable to regulated investment companies.

Due to restrictions imposed on the Master Fund, the Master Fund may use interest rate derivatives solely for the purpose of hedging interest rate mismatches between the Treasury Debt Financing and PPIP Eligible Assets, or as otherwise designed to reduce the Master Fund’s exposure to prevailing interest rates. The Master Fund’s ability to use derivative contracts and engage in other strategic transactions for other hedging and risk management purposes generally will require the consent of the Treasury. The use of derivatives by the Master Fund will be excluded from the calculation of the Fund’s limitation on the use of derivatives.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. In particular, the variable degree of correlation between price movements of instruments the Fund has purchased or sold and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund’s position. In addition, certain derivative instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they may tend to limit any potential gain which might result from an increase in the value of such position.

The successful use of derivative transactions by the Fund is subject to the ability of the Subadviser to correctly predict movements in the direction of interest rates and other factors affecting markets for securities. These skills are different from those needed to select portfolio securities. If the Subadviser’s expectations are not met, the Fund would be in a worse position than if a derivative transaction had not been pursued. For example, if the Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increased instead, the Fund would lose part or all of the benefit of the increased value of its securities because it would have offsetting losses in its derivatives positions. Losses due to derivative transactions will reduce net asset value of the Fund. See “Risks—Risks Related to the Fund—Derivatives Risk.”

The Fund will engage in derivative transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes. See “Tax Matters.”

Credit Default Swaps

Credit default swaps are agreements between two counterparties that allows one counterparty (the “seller”) to purchase or be “long” a third party’s credit risk and the other party (the “buyer”) to sell or be “short” the credit risk. Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond. In exchange, the seller typically has the right upon default of the underlying bond to put the bond to the buyer in exchange for the bond’s par value plus interest. Credit default swaps can be used as a substitute for purchasing or selling a credit security and are sometimes preferable to actually purchasing the security. A purchaser of a credit default swap is subject to counterparty risk.

Credit default swap agreements may have as reference obligations one or more securities that are not currently held by the Fund. The protection buyer in a credit default contract is generally obligated to pay the protection seller an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. These payments are based on the difference between an interest rate applicable to the relevant issuer less a benchmark interest rate for a given maturity. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction.

As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its assets, the Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate cash or assets determined to be liquid by the Subadviser in accordance with procedures established by the Board of Directors, owning positions covering its obligations or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. To the extent assets are segregated, these instruments will not be considered “leverage” by the Fund for the purposes of the 1940 Act.

The Fund may also purchase credit default swaps for hedging or investment purposes. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate cash or assets determined to be liquid by the Subadviser in accordance with procedures established by the Board of Directors, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis.

The Fund may also enter into CDXs. A CDX index is an equally-weighted credit default swap index. This family of indexes is comprised of baskets of credit derivatives that are representative of certain market segments such as North American investment grade, high volatility investment grade, below investment grade, as well as emerging markets. Credit default swaps of individual reference entities are selected for inclusion in the indexes based on rating requirements and liquidity requirements. A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the “equity tranche” as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Certificates of Deposit

Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

Fixed Time Deposits

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Bankers’ Acceptances

Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Zero Coupon Securities and Payment-In-Kind Securities

The Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that pay no cash income and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be, assuming full repayment of the bond. The Fund also may purchase payment-in-kind securities. Payment-in-kind securities pay all or a portion of their interest in the form of debt or equity securities rather than cash.

Zero coupon securities and payment-in-kind securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and payment-in-kind securities may be issued by a wide variety of corporate and governmental issuers.

Other Investment Companies

The Fund may invest in securities of other closed-end or open-end investment companies that invest primarily in MBS or other securities and instruments of the types in which the Fund may invest directly to the extent permitted by the 1940 Act. The Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Stock, during periods when there is a shortage of attractive bonds available in the market, or when the Subadviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Subadviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Subadviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the sections entitled “Risks—Risks Related to the Fund—Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Subadviser.

Temporary Defensive Strategies

At times the Subadviser may judge that conditions in the markets for MBS make pursuing the Fund’s primary investment strategy inconsistent with the best interests of its stockholders. During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of Common Stock are being invested, the Fund may deviate from its investment policies and objectives.  At such times the Subadviser may, temporarily, use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund’s assets. If the Fund takes a temporary defensive position, it may be unable to achieve its investment objectives.

In implementing these “defensive” strategies, the Fund may invest all or a portion of assets not invested in the Feeder Fund in non-U.S. government securities which have received the highest investment grade credit rating and U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that the Subadviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

Investment Practices

Certain Interest Rate Transactions

The Fund may enter into various interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay either a fixed or floating rate denominated in a particular currency. The Fund may enter into, among other things, fixed-for-floating rate swaps in the same currency, fixed-for-floating rate swaps in different currencies, floating-for-floating rate swaps in the same currency, floating-for-floating rate swaps in different currencies, or fixed-for-fixed rate swaps in different currencies. Fixed-for-floating rate swaps may involve the Fund agreeing with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation. Alternatively, fixed-for-floating rate swaps may involve the Fund agreeing with the swap counterparty to pay a floating rate payment in exchange for the counterparty paying the Fund a fixed rate payment. The payment obligation would be based on the notional amount of the swap. The Fund may enter into these transactions to hedge the value of the Fund’s portfolio to seek to increase its return, to preserve a return or spread on a particular investment or portion of its portfolio, or for investment purposes.

The Fund may purchase an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. Alternatively, the Fund may sell an interest rate cap, which would require the cap counterparty to pay a premium to the Fund and would entitle the cap counterparty, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the Fund payment of the difference based on the notional amount.

The Fund may use interest rate swaps or caps for hedging or investment purposes.

Total Return Swaps

The Fund may enter into total return swaps. In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying debt or equity security and a floating local short-term interest rate. The payment obligation would be based on the notional amount of the swap. The Fund may use total return swaps for hedging or investment purposes.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. If the Fund purchases securities on a when-issued or delayed delivery basis, it will segregate liquid assets, own positions covering its obligations or enter into offsetting transactions. To the extent the Fund covers its commitment under such portfolio management technique, such instrument will not be considered a senior security for the purposes of the 1940 Act. See “The Fund’s Investments—Investment Strategies—Segregation and Cover Requirements.”

New Securities and Other Investment Techniques

New types of securities and other investment and hedging practices are developed from time to time. The Subadviser expects, consistent with the Fund’s investment objectives and policies, to invest in such new types of securities and to engage in such new types of investment practices if the Subadviser believes that these investments and investment techniques may assist the Fund in achieving its investment objectives. In addition, the Subadviser may use investment techniques and instruments that are not specifically described herein.

Portfolio Turnover

The Fund does not have a formal portfolio turnover policy and does not intend to adopt one. Although the Fund generally intends to hold most of its RMBS and CMBS until maturity, it may, from time to time, sell any of its RMBS and CMBS as part of its overall management of its investment portfolio. When investments are realized, the Subadviser will reinvest proceeds therefrom in the Fund’s target assets. Depending on market conditions, the Subadviser will also make opportunistic dispositions of the Fund’s investments in its target assets.  Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

Limited Term

As a fundamental policy, the Fund intends to liquidate and distribute substantially all of the Fund’s net assets to stockholders, after making appropriate provision for any liabilities of the Fund, on or about March 1, 2022. Absent stockholder approval to shorten or extend the life of the Fund, the Fund’s Articles provide that the Fund will terminate its existence on March 1, 2022, except for the purpose of satisfying any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs. If the Fund has not liquidated and wound up its business and affairs by the close of business on March 1, 2022, the Directors shall become trustees of the Fund’s assets for purposes of liquidation.

Upon its termination, the Fund will distribute substantially all of its net assets to stockholders, after making appropriate provision for any liabilities of the Fund. The Fund does not seek to return $20.00 per share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $20.00 per share. The Fund expects to complete its final distribution on or about March 1, 2022, but the liquidation process could be extended depending on market conditions at that time.

Prior to such termination, the Board of Directors will consider whether it is in the best interests of stockholders to terminate and liquidate the Fund. If the Board of Directors determines that under the circumstances, termination and liquidation of the Fund on or about March 1, 2022 would not be in the best interests of stockholders, the Board of Directors will present an appropriate amendment to the Articles at a regular or special meeting of stockholders. The Articles require either (i) the affirmative vote of at least 75% of the Board of Directors and at least 75% of the votes entitled to be cast by stockholders (including Preferred Stockholders, if any) or (ii) the affirmative vote of 75% of the Continuing Directors and the approval of the holders of a majority of the votes entitled to be cast thereon by stockholders (including Preferred Stockholders, if any). Unless the termination date is amended by stockholders in accordance with the Articles, the Fund will be terminated on or about March 1, 2022 (regardless of any change in state law affecting the ability of the Board of Directors to amend the Articles). See “Certain Provisions in the Articles of Incorporation and By-Laws” and “Risks—Risks Related to the Fund—Limited Term Risk.”

The Master Fund will continue for eight years following the Master Fund Closing Date (unless terminated earlier pursuant to certain conditions), subject to extension at the discretion of the General Partner with the written consent of the Treasury for consecutive periods of up to one year each up to a maximum of two years. Upon its termination, it is anticipated that the Master Fund (and in turn the Feeder Fund) will distribute substantially all of its net assets to its partners on a pro-rata basis. The Fund, in turn, will reinvest the proceeds received from the Feeder Fund or distribute such proceeds to Common Stockholders. See “Risks—Risks Related to the Fund—Limited Term Risk.”

Initial Portfolio Composition

It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objectives and policies within two to four months after the completion of the offering. Western Asset anticipates, based on current market conditions, that the Fund’s indirect investment in the Master Fund will be invested within 12 months.  Based upon current market conditions, the Fund anticipates that, after the invest-up period, it will have initial portfolio allocations (including its direct and indirect investments) of approximately 80% to 100% of Managed Assets in RMBS, 0% to 10% of Managed Assets in CMBS, and 0% to 10% of Managed Assets in other permitted investments. It is expected that these allocations will change over the life of the Fund.

Fundamental Investment Policies

The Fund’s (i) investment objectives, (ii) intention to liquidate and distribute substantially all of the Fund’s net assets to stockholders, after making appropriate provision for any liabilities of the Fund, on or about March 1, 2022 and (iii) the investment restrictions listed in the SAI, are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Stock (or Preferred Stock, if any). A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares outstanding are present or represented by proxy or (ii) more than 50% of the shares outstanding, whichever of (i) or (ii) is less. See “Investment Restrictions” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

THE PUBLIC-PRIVATE INVESTMENT PROGRAM

PPIP

On March 23, 2009, the Treasury, in conjunction with the Federal Deposit Insurance Corporation and the Federal Reserve, announced the creation of PPIP. PPIP is one component of a broader array of measures being taken by the Treasury to target legacy assets of financial institutions in order to encourage new credit formation. PPIP seeks to contribute to that effort by improving the health of financial institutions through the removal of legacy assets from their balance sheets and by helping to increase the liquidity and functioning of markets for these securities.  The program is designed to bring private capital to these markets by providing matching equity capital from the Treasury and debt financing from the Federal Reserve and the Treasury, subject to certain maximum amounts. PPIP calls for the creation of public-private investment funds, such as the Master Fund, through which privately raised capital and Treasury capital are pooled together to facilitate the purchase of PPIP Eligible Assets.

PPIP Eligible Assets are those assets determined by the Treasury, from time to time, to be eligible for investment by the Master Fund.  PPIP Eligible Assets currently include RMBS and CMBS issued prior to 2009 that were originally rated AAA or that received an equivalent rating by two or more NRSROs without ratings enhancement and that are secured directly by actual mortgage loans, leases or other assets and not other securities (other than certain swap positions, as determined by the Treasury). A rating issued by an NRSRO is only the opinion of the entity issuing the rating, and is not a guarantee as to quality, or an assurance of the performance, of the rated security. In addition, the manner in which NRSROs obtain and process information about a particular security may affect the NRSRO’s ability to timely react to changes in an issuer’s circumstances that could influence a particular rating. Currently, the Treasury requires that at least 90% of the assets underlying any PPIP Eligible Asset must be situated in the United States. PPIP Eligible Assets can only be purchased from Financial Institutions from which the Secretary of the Treasury may purchase assets pursuant to Section 101(a)(1) of EESA. For these purposes, the term “Financial Institution” currently means any institution, including, but are not limited to, any bank, savings association, credit union, security broker or dealer, or insurance company, established and regulated under the laws of the United States or any state, territory, or possession of the United States, the District of Columbia, Commonwealth of Puerto Rico, Commonwealth of Northern Mariana Islands, Guam, American Samoa, or the United States Virgin Islands, and having significant operations in the United States, but excluding any central bank of, or institution owned by, a foreign government. However, PPIP Eligible Assets currently may also be purchased from a foreign government if such foreign government’s ownership of PPIP Eligible Assets resulted from extending financing to Financial Institutions that then failed or defaulted on such financing. Currently, PPIP Eligible Assets do not include any securities backed by loans and other assets 10% or more of which are not situated in the United States. The final determination of what constitutes PPIP Eligible Assets is made by the Treasury and may be subject to change. In the event the Treasury expands PPIP at a later date to include other permissible investments in addition to those currently defined as PPIP Eligible Assets, the Master Fund may invest in such investments at such time without any prior notice to or consent from the Fund.

The Feeder Fund and Master Fund

The Fund’s investment in the Feeder Fund will be governed by the terms and conditions of the partnership agreement for the Feeder Fund and the Feeder Fund’s investment in the Master Fund will be governed by the terms and conditions of the partnership agreement for the Master Fund (collectively, the “Partnership Agreements”). The Partnership Agreements regulate the investment and financial operations, distributions of income, gains (if any) and returns of capital to the partners, governance and management of the Feeder Fund and the Master Fund, respectively.  Western Asset is the investment adviser to, and the General Partner is general partner of, each of the Feeder Fund and the Master Fund. RLJ PPIP Administration, LLC, an affiliate of RLJ, performs certain functions in connection with the Feeder Fund and the Master Fund, including assisting with the (i) offering of interests in the Feeder Fund, (ii) structuring of the Feeder Fund and the Master Fund, (iii) ongoing operations of the Feeder Fund and the Master Fund and (iv) compliance oversight of the Feeder Fund and the Master Fund.

Neither the Feeder Fund nor the Master Fund is registered with the Securities and Exchange Commission as an investment company under the 1940 Act, and none of these fund’s interests are registered under the Securities Act.

The Feeder Fund

The Feeder Fund is a Delaware limited partnership formed to participate in PPIP by investing all or substantially all of its assets available for investment, alongside the Treasury, in the Master Fund. The Feeder Fund is a private partnership organized to provide certain qualified institutional investors with access to PPIP. Western Asset is the investment adviser to the Feeder Fund. The General Partner serves as the general partner to the Feeder Fund. The Allocation Subadviser will determine whether and to what extent the Fund invests in the Feeder Fund. RLJ, through an affiliate, will provide certain administrative services to the Feeder Fund.

The Feeder Fund will accept investors through several separate closings. There have been one or more closings in which the Fund did not invest. The Fund will invest in the Feeder Fund in a subsequent closing. Upon the occurrence of a closing subsequent to the initial closing of the Feeder Fund, each newly admitted investor (“New Feeder Investor”) in the Feeder Fund, such as the Fund, will, in addition to its share of any drawdown issued at the time of the subsequent closing, contribute to the Feeder Fund an amount equal to (i) the excess of (x) an amount representing its pro rata share of capital contributions (as recalculated to take account of admission of the New Feeder Investor) previously made for any investments still held by the Master Fund at the time of the admission of the New Feeder Investor and for certain Feeder Fund expenses, including repayments of Master Fund indebtedness over (y) such amount as is necessary to take into account any distributions theretofor made, plus (ii) an amount equivalent to interest on amounts previously funded by existing investors in the Feeder Fund for investments still held by the Feeder Fund or the Master Fund at the time of the admission of the New Feeder Investor and for certain Feeder Fund expenses, including repayments of Master Fund indebtedness, at the prime rate plus 2% from the date each such amount was funded to the date of the subsequent closing or such later date as specified by the General Partner (which amounts equivalent to interest will not be treated as capital contributions), and will share in any subsequent distribution and allocation of income, gain, loss or expense of the Feeder Fund that is attributable to any such investments.  The interest equivalent component will be paid in addition to the New Feeder Investor’s capital commitment. This requirement for a New Feeder Investor to pay an interest equivalent is designed to compensate the Treasury and the initial investors for the use of funds between the initial and subsequent closing and to therefore ensure all investors are treated equitably. The foregoing amounts (except for the interest equivalent component) will be refunded to existing investors in the Feeder Fund and will be added to their unpaid capital commitments and will be subject to recall (or reinvestment, as applicable).

Notwithstanding the foregoing, if the General Partner in its sole and absolute discretion determines that a pro rata payment by investors at a subsequent closing would not appropriately reflect a material change in the value of an investment then held by the Feeder Fund or the Master Fund, the General Partner may either (i) adjust the payment required to be made by investors at or in connection with such subsequent closing to appropriately reflect such change in value or (ii) exclude investors at such subsequent closing from participation in such investment.

The Feeder Fund may require any investor to return distributions it previously received to the Feeder Fund or the General Partner, as the case may be, including after dissolution of the Feeder Fund (in which case the General Partner would require such distributions to be returned to the General Partner or another party designated by the General Partner), (i) to the extent required by law and (ii) to the extent necessary to satisfy the Feeder Fund’s expenses and obligations (including, without limitation, the Feeder Fund’s portion of management fees payable to the General Partner, indemnification and similar obligations); provided, however, that, in the case of clause (ii) above, the amount of such contribution obligation shall not exceed an amount that is equal to 25% of the amount of such investor’s total capital commitment to the Feeder Fund; provided, further, that, in the case of clause (ii) above, no investor will have any such liability after the termination of the Feeder Fund except (a) with respect to liabilities or losses attributable to a particular Feeder Fund investment of which the General Partner has given such investor notice within the later of (x) three years after the date on which the Feeder Fund disposed of such investment and (y) one year after the termination of the Feeder Fund and (b) with respect to any other liabilities or losses of which the General Partner has given such investor notice within one year after the termination of the Feeder Fund.

The General Partner may terminate an investor’s interest in the Feeder Fund in whole or in part at any time if (i) in the reasonable judgment of the General Partner the removal of an investor in the Feeder Fund is necessary to ensure compliance with the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the United States Bank Holding Company Act of 1956, as amended, (ii) a material adverse effect on any of the Feeder Fund, the Master Fund, other investors in the Feeder Fund, the General Partner, Western Asset or any of their respective affiliates is likely to result by virtue of an investor’s investment in the Feeder Fund, or (iii) if by its continuing participation as an investor in the Feeder Fund, (x) there is a substantial likelihood that an investor or its fiduciary is or would be violating a law, regulation or rule of whatever nature applicable to, or any action taken by any governmental authority as to, such investor, its fiduciary, the Master Fund or the Feeder Fund with respect to such investor in a manner that materially and adversely affects such investor or its fiduciary, (y) if such Limited Partner were to cease being an investor in the Feeder Fund, such violation would not occur or would thereafter cease to exist, and (z) there is no other action such investor or its fiduciary can take to eliminate such violation without incurring significant cost or adverse effect.  In the event of any such termination by the General Partner, the General Partner will have the option of (i) causing such investor to be issued a note in the aggregate principal amount equal to such investor’s capital account balance as of such withdrawal date, which is payable only out of funds available for distribution to

Feeder Fund investors, or (ii) transferring such investor’s interest in the Feeder Fund to another person or entity for an amount not less than such investor’s capital account balance as of the termination date.

The obligation of investors in the Feeder Fund to fund commitments required to make new investments will expire on the third anniversary of the initial closing of the Feeder Fund.  The term of the Feeder Fund will be eight years from the date of its initial closing; provided, however, that the General Partner may, in its sole discretion, extend such term for consecutive periods of up to one year each up to a maximum of two years.  The Fund is also subject to earlier termination pursuant to law or upon the occurrence of certain events, including any of the following:

•                  the dissolution of the Master Fund;

•                  the election of the general partner of the Feeder Fund following its determination that a change in any applicable law or regulation would materially adversely impact the continuation of the Feeder Fund; or

•                  the election of the general partner of the Feeder Fund following its determination, upon written advice of counsel, that dissolution is required by applicable law or regulation.

The Fund initially intends to invest approximately   % to   % of the net proceeds from this offering in the Feeder Fund. Under no circumstances will the Fund invest more than 40% of the net proceeds of this offering in the Feeder Fund. The Feeder Fund will invest substantially all of its assets available for investment in the Master Fund. The Fund generally may not withdraw from the Feeder Fund and the Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in the Feeder Fund, in whole or in part, without the prior written consent of the General Partner.

The Master Fund

The Master Fund is a Delaware limited partnership that will invest directly in a portfolio of PPIP Eligible Assets and borrow from the Treasury through Treasury Debt Financing. There are two principal investors in the Master Fund: the Treasury and the Feeder Fund. Western Asset serves as the investment adviser of the Master Fund. The General Partner serves as the general partner to the Master Fund. RLJ, through an affiliate, will provide certain administrative services to the Master Fund.

The General Partner, its members and/or their affiliates have, in the aggregate, committed more than $20 million directly to the Master Fund or indirectly to the Master Fund through the Feeder Fund or other feeder funds sponsored by the General Partner. Western Asset will not invest directly in the Master Fund.

The Treasury will make an investment in the Master Fund in an amount at all times equal to the aggregate capital commitments of the investors in the Master Fund other than the Treasury; provided that the Capital Commitment of the Treasury may not exceed $1,111,111,111.00 without the consent of the Treasury and the General Partner. The Treasury will also provide Treasury Debt Financing to the Master Fund to provide leverage and to fund its purchase of additional PPIP Eligible Assets. The Fund’s investment in the Feeder Fund (and in turn the Feeder Fund’s investment in the Master Fund) will not occur immediately, but rather the Fund’s capital will be drawn down during a reasonable time period after the closing of this offering through a series of capital calls.

The Master Fund will accept investors through several separate closings. Upon the occurrence of a closing subsequent to the initial closing of the Master Fund, each newly admitted investor (“New Master Investor”) in the Master Fund, such as the Feeder Fund, will, in addition to its share of any drawdown issued at the time of the subsequent closing, contribute to the Master Fund an amount equal to (i) the excess of (x) an amount representing its pro rata share of capital contributions (as recalculated to take account of admission of the New Master Investor) previously made for any investments still held by the Master Fund at the time of the admission of the New Master Investor and for certain Master Fund organizational and other expenses, including repayments of Master Fund indebtedness over (y) such amount as is necessary to take into account any distributions theretofor made, plus (ii) an amount equivalent to interest on amounts previously funded by existing investors in the Master Fund for investments still held by the Master Fund at the time of the admission of the New Master Investor and for certain Master Fund organizational and other expenses, including repayments of Master Fund indebtedness, at the prime rate plus 2% from the date each such amount was funded to the date of the subsequent closing or such later date as specified by the General Partner (which amounts equivalent to interest will not be treated as capital contributions), and will share in any subsequent distribution and allocation of income, gain, loss or expense of the Master Fund that is attributable to any such investments.  The interest equivalent component will be paid in addition to the New Master Investor’s capital commitment. This requirement for a New Master Investor to pay an interest equivalent is designed to compensate the Treasury and the initial investors for the use of funds between the initial and subsequent closing and to therefore ensure all investors are treated equitably. The foregoing amounts will be refunded to existing investors in the Master Fund (or will be returned by the Master Fund on their behalf) and any such amounts in respect of investments, Master Fund organizational or other expenses and repayments of indebtedness (but not the interest equivalent component) will be added to their unpaid capital commitments and will be subject to recall (or re-investment, as applicable).

Notwithstanding the foregoing, if the General Partner in its sole and absolute discretion determines that a pro rata payment by investors at a subsequent closing would not appropriately reflect a material change in the value of an investment then held by the Master Fund, the General Partner may either (i) adjust the payment required to be made by investors at or in connection with such subsequent closing to appropriately reflect such change in value or (ii) exclude investors at such subsequent closing from participation in such investment.

The Master Fund will invest substantially all of its assets available for investment in PPIP Eligible Assets, including non-agency RMBS and CMBS. The Master Fund also may invest in Temporary Investments. The Master Fund will leverage its investments with Treasury Debt Financing, which generally will be non-recourse to the investors in the Master Fund, subject to certain exceptions. The Master Fund may seek also to access other private or public sources of leverage. See “Leverage.”

As a result of the Treasury providing equity capital and the Treasury Debt Financing to the Master Fund, the Treasury will have certain rights and powers in regard to the Master Fund, which will indirectly subject the Fund to various risks not typically associated with an investment in a registered closed-end investment company. For example, the Treasury will have the right to unilaterally remove the general partner of the Master Fund in certain circumstances and to remove the general partner with the consent of a certain percentage of partnership units in other circumstances. See “Risks—Special Risks Related to PPIP—Risks Related to the Role of the Treasury in the Master Fund.” In addition, the Master Fund will grant the Treasury warrants in connection with the Treasury providing the Treasury Debt Financing. See “—Master Fund Warrants.”

The Master Fund will not, without the written consent of the Treasury and notice to the Fund:

•                  acquire directly or indirectly through a flow-through entity a residual interest in a real estate mortgage investment conduit;

•                  invest in any securities or assets other than PPIP Eligible Assets, Temporary Investments, permitted interest rate hedges and other investments described herein;

•                  enter into any derivative contract unless such contract is intended solely to hedge the Master Fund’s interest rate exposure with respect to any debt obligation;

•                  hedge any credit risks arising from investments made by the Master Fund;

•                  directly or indirectly lend PPIP Eligible Assets, Temporary Investments or any economic interest therein for any purpose (including to facilitate delivery of a short sale);

•                  invest more than 5% of the Master Fund’s aggregate capital commitments in any particular issuance of PPIP Eligible Assets (as measured by CUSIP number);

•                  invest more than 25% of the Master Fund’s aggregate capital commitments in PPIP Eligible Assets that were originally issued AAA but were subordinate in the capital structure at the time of purchase;

•                  invest more than 60% of the Master Fund’s aggregate capital commitments in PPIP Eligible Assets that have Alternative-A collateral; or

•                  invest more than 60% of the Master Fund’s aggregate capital commitments in CMBS; or

•                  notwithstanding the withdrawal of a direct investor in the Feeder Fund or any other fund sponsored by the General Partner or the default of a direct investor in the Feeder Fund or a fund sponsored by the General Partner or the failure of any partner in the Master Fund to make, when due, any portion of a capital contribution required to be contributed by such partner, make any investment unless the partners of the Master Fund other than the Treasury have, in the aggregate, contributed an amount equal to the sum of their respective pro rata shares of the capital contributions required for such investment.

Due to restrictions imposed on the Master Fund, the Master Fund may use interest rate derivatives solely for the purpose of hedging interest rate mismatches between the Treasury Debt Financing and PPIP Eligible Assets, or as otherwise designed to reduce the Master Fund’s exposure to prevailing interest rates. The Master Fund’s ability to use derivative contracts and engage in other strategic transactions for other hedging and risk management purposes generally will require the consent of the Treasury.

Western Asset, as investment adviser to the Master Fund has agreed, subject to the overall objective of maximizing the value of the Master Fund’s investments and the fiduciary duties of Western Asset, (i) to consent, on behalf of the Master Fund, to reasonable requests from servicers or trustees for approval to participate in Treasury’s Making Home Affordable Program, or for approval to implement other reasonable loss mitigation measures (including but not limited to, term extensions, rate reductions, principal write-downs, or removal of caps on the percentage of loans that may be modified within the securitization structure) and (ii) where the Master Fund acquires 100% of the RMBS that are backed by a particular pool of residential mortgage loans, to instruct the servicer or trustee of such securities, if such servicer or trustee is participating in the Making Home Affordable Program, to include such pool of residential mortgage loans in the Making Home Affordable Program. Although the Master Fund is eligible to receive its share of any standard investor subsidies payable to it under the Making Home Affordable Program and the Treasury’s Home Affordable Modification Program, such agreements could reduce returns of the Master Fund and, therefore, the returns of the Fund.

The Master Fund maintains a capital account for its partners. The Master Fund’s partners (other than the Treasury) will pay their pro rata share, based on the amount each invests in the Master Fund, of all legal, accounting, filing and other expenses incurred by the Master Fund (and its affiliates) in connection with organizing and establishing the Master Fund. Western Asset (and its affiliates) will be responsible for the expenses of providing their services to the Master Fund, including overhead expenses (including systems and technology), office expenses and compensation of their employees. Except as noted above, the Master Fund will pay all reasonable expenses related to the operation of the Master Fund, including fees, costs and expenses related to the investigation, development, purchase, holding and sale of PPIP Eligible Assets (including PPIP Eligible Asset transactions that are not ultimately consummated or closed), fees, costs and expenses of any administrators, custodians, attorneys, accountants and other professionals, fees, costs and expenses incurred in connection with borrowings by the Master Fund through the Treasury Debt Financing or otherwise, certain taxes, the costs of any litigation (but not, for the avoidance of doubt, any losses incurred by the General Partner, certain of its affiliates, or any of their respective officers, directors, employees, shareholders, members or partners), directors’ and officers’ liability or other insurance (provided that the Master Fund shall not bear the cost of any incremental premium associated with the purchase of insurance designed to insure the General Partner or any other party for any liability resulting from fraud, bad faith, willful misconduct, breach of fiduciary duty, gross negligence, a violation of applicable securities laws, conduct that is the subject of a criminal proceeding where the insured party had no reasonable basis to believe that such conduct was lawful or a willful and material breach of the governing documents of the Master Fund), expenses incurred with respect to liquidation of the Master Fund and any fees or other governmental charges levied against the Master Fund. For the avoidance of doubt, these expenses shall not include any fees, costs or expenses of any unaffiliated third party engaged to monitor, or provide investment advice with respect to, the Master Fund’s investments. Except as described above, all items of income, gain, loss and deduction will be allocated to the respective capital account of the Master Fund’s partners, consistent with the distribution policies of the Master Fund. See “Distributions.”

The obligation of investors in the Master Fund to fund commitments required to make new investments will expire on the third anniversary of the Master Fund Closing Date. The Master Fund may re-invest proceeds otherwise distributable to its partners, on a pro rata basis, in PPIP Eligible Assets during the Master Fund Investment Period. Subject to limitations imposed by PPIP, the Master Fund will distribute, on a pro rata basis, all distributable proceeds received after the third anniversary of the Master Fund Closing Date.

The Treasury may terminate the investment period of the Master Fund at any time on or after the one-year anniversary of the Master Fund Closing Date; provided that such termination shall not take effect solely in the case of any investment with respect to which the Master Fund or the General Partner has entered into a legally binding obligation to invest prior to such termination.  The General Partner may terminate the investment period of the Master Fund (i) any time on or after the 18-month anniversary of the Master Fund Closing Date if it delivers a sworn officer’s certificate to the limited partners of the Master Fund that it has determined in good faith that (x) there have been permanent changes in the market for PPIP Eligible Assets and (y) such permanent changes are such that it is no longer in the best interests of the partners of the Master Fund for the Master Fund to continue to acquire PPIP Eligible Assets or (ii) if the Treasury defaults on certain of its obligations under the partnership agreement governing the Master Fund, upon the written notice from the General Partner to the Treasury stating that it has elected to terminate the investment period of the Master Fund.

The term of the Master Fund will be eight years from the date of its initial closing; provided, however, that the General Partner may extend such term, upon the written consent of the Treasury, for consecutive periods of up to one year each up to a maximum of two years.  The Master Fund is subject to earlier dissolution and termination upon the occurrence of certain events, including any of the following:

•                  following the expiration or termination of the Master Fund’s investment period, upon the liquidation of all of the Master Fund’s portfolio investments;

•                  the bankruptcy, dissolution or any similar event of withdrawal of the General Partner (unless the Treasury agrees in writing to continue the business of the Master Fund and to the appointment of another general partner); or

•                  the General Partner’s good faith determination that a change in any law, regulation, rule or governmental order (or change in judicial or regulatory interpretation of any law, regulation or governmental order) would materially adversely impact the General Partner, at least a majority in interest of investors in the Feeder Fund (including, but not limited to, the Fund), or the affiliates of such investors as a result of their management of, or participation in, the Master Fund.

The annual management fee payable to Western Asset with respect to its management of the Master Fund shall cease to accrue upon dissolution of the Master Fund.

The Treasury has the right to remove the General Partner without cause at any time with the consent of a majority of the Master Fund’s shareholders or, following the occurrence of certain events related to key personnel at Western Asset, with the consent of one third of the Master Fund’s shareholders. The Treasury has the right to unilaterally remove the General Partner upon the occurrence certain events including (i) a breach of the General Partner’s obligation to make capital contributions or to bear its expenses in accordance with the partnership agreement governing the Master Fund if the breach is not cured within five calendar days, (ii) a failure to obtain the Treasury’s consent to certain amendments to the Master Fund’s compliance and execution policies, (iii) a finding by any court or governmental body of competent jurisdiction or an admission by the General Partner or any person that has the power to direct or cause the direction of the management and policies of the General Partner, whether by ownership of voting shares, by contract or otherwise, and their respective senior officers and senior executives (each a “Relevant Person”) (a) of fraud, gross negligence, bad faith or willful misconduct by any Relevant Person, (b) of a material violation of applicable securities laws by any Relevant Person or (c) that the General Partner has otherwise committed a material breach of the partnership agreement governing the Master Fund, including the representations and warranties contained in the agreement, (iv) a finding by any court or governmental body of competent jurisdiction or an admission by Western Asset that is has committed a material breach of the partnership agreement governing the Master Fund or (v) a conviction of, or plea of guilty or nolo contendere by any Relevant Person in respect of a felony.  In addition, subject to the General Partner’s right to take corrective action, the Treasury has the right to unilaterally remove the General Partner upon the occurrence of certain events outlined above with respect to other employees of the General Partner, Western Asset or its affiliates if such events relate to the activities of the Master Fund and have a material adverse effect on the Master Fund.

Master Fund Warrants.  The Master Fund will grant warrants to the Treasury in connection with Treasury’s provision of equity capital and Treasury Debt Financing to the Master Fund. The warrants provide for preferential payments by the Master Fund to the Treasury after the Master Fund has returned all of the capital invested in the Master Fund by its partners. After the Master Fund has paid to each partner distributions equal to each partner’s capital contributions, for every $100 that would otherwise be distributed to the Feeder Fund (and thus indirectly to the Fund) and the other partners, $2.50 would be allocated to an escrow account and $97.50 would be distributed to the Feeder Fund and other partners on a pro rata basis. Upon liquidation of the Master Fund, the amount, if any, by which cumulative warrant payments exceed 2.5% of the cumulative net profits earned by the partners other than the Treasury will be returned to such other partners, including the Feeder Fund (assuming no event of default by the Feeder Fund). See “Risks—Risks Related to the Fund—Leverage Risk,” and “—Special Risks Related to PPIP—Risks Related to the Role of the Treasury in the Master Fund.”

LEVERAGE

The Fund may seek to enhance the level of its current distributions to holders of Common Stock through the use of leverage. The Fund may use leverage directly at the Fund level or have exposure to leverage indirectly through its investment in the leveraged Master Fund. While such implicit leverage will not constitute actual borrowing of the Fund for purposes of the 1940 Act, in an effort to mitigate the overall risk of leverage, the Fund does not intend to incur additional direct leverage at the Fund level to the extent that its existing direct leverage at the Fund level and its implicit leverage through its investment in the Master Fund exceeds 33 1/3% of the Fund’s Managed Assets immediately after Borrowings and/or issuances of Preferred Stock. at the Fund level.

Fund Leverage

The Fund may use leverage through Borrowings, including loans from certain financial institutions or through a qualified government sponsored program (including the Term Asset-Backed Securities Loan Facility (“TALF”), to the extent available to the Fund), the use of reverse repurchase agreements and/or the issuance of debt securities and possibly through the issuance of Preferred Stock, in an aggregate amount of up to approximately 33 1/3% of the Fund’s Total Assets immediately after such Borrowings and/or issuances of Preferred Stock. In addition, the Fund may enter into additional reverse repurchase agreements and use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations. The Fund may not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including LMPFA’s and the Subadviser’s outlook for the market and the costs that the Fund would incur as a result of such leverage.

Currently, the Fund has no intention to offer Preferred Stock, but circumstances may arise such that the Fund may choose to issue Preferred Stock. Borrowings (and any Preferred Stock) will have seniority over Common Stock. Any Borrowings and Preferred Stock (if issued) will leverage your investment in Common Stock. Holders of Common Stock will bear the costs associated with any Borrowings, and if the Fund issues Preferred Stock, Common Stockholders will bear the offering costs of the Preferred Stock issuance. The Board of Directors of the Fund may authorize the use of leverage through Borrowings and Preferred Stock without the approval of the Common Stockholders.

Changes in the value of the Fund’s portfolio securities, including costs attributable to Borrowings or Preferred Stock, will be borne entirely by the holders of the Common Stock. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per Common Stock to a greater extent than if the Fund were not leveraged. During periods when the Fund is using leverage through Borrowings or the issuance of Preferred Stock, the fees paid to LMPFA, the Subadviser, the Allocation Subadviser and Western Asset Limited for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the principal amount of the Borrowings and any assets attributable to the issuance of Preferred Stock. This means that LMPFA, the Subadviser, the Allocation Subadviser and Western Asset Limited may have a financial incentive to increase the Fund’s use of leverage.

Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund’s total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or borrowing to the extent necessary to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors.

Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Stock. These include the possibility of higher volatility of the net asset value of the Common Stock and potentially more volatility in the market value of the Common Stock. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Stock to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of Common Stock will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not so leveraged. There can be no assurance that the Fund’s leveraging strategy will be successful.

Under the 1940 Act, the Fund is not permitted to issue Preferred Stock unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding Preferred Stock (i.e., such liquidation value may not exceed 50% of the Fund’s asset coverage less all liabilities other than borrowings).

In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s asset coverage less liabilities other than borrowings satisfies the above-referenced 200% coverage requirement. If Preferred Stock is issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Stock from time to time to the extent necessary in order to maintain coverage of at least 200%.

If Preferred Stock is outstanding, two of the Fund’s Directors will be elected by the holders of Preferred Stock, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Stock and Preferred Stock voting together as a single class. In the unlikely event that the Fund fails to pay dividends on the Preferred Stock for two years, holders of Preferred Stock would be entitled to elect a majority of the Directors of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the

Code, which could have a material adverse effect on the value of the Common Stock.

The Fund may be subject to certain restrictions imposed either by guidelines of a lender, if the Fund borrows from a lender, or by one or more rating agencies which may issue ratings for Preferred Stock. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede LMPFA, the Subadviser, the Allocation Subadviser and Western Asset Limited from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain its desired rating on Preferred Stock, the Fund will not issue Preferred Stock.

Master Fund Leverage

Subject to certain limitations, the General Partner will have the right, at its option, to cause the Master Fund to incur indebtedness. It is expected that the Master Fund will enter into the Treasury Debt Financing, a senior secured multi-draw term loan facility, in an amount equal to approximately 50% of the Master Fund’s total assets immediately after giving effect to the borrowing (i.e., a Full Turn Election, as defined below), with availability at any time limited to the Master Fund’s aggregate drawn capital commitments. The Master Fund will bear the interest expense and other financing costs arising out of its use of the Treasury Debt Financing. Although the Master Fund’s Treasury Debt Financing will not constitute actual borrowing of the Fund and will be non-recourse to the Fund, it will constitute implicit leverage for the Fund of approximately    % to    % of Managed Assets, depending on the size of the Fund’s investment in the Feeder Fund.

The Master Fund may draw down on the Treasury Debt Financing from the initial closing of the Master Fund through and including the last day of the investment period of the Master Fund.  Drawdowns are subject to the Master Fund’s satisfaction of the requirements set forth in the Treasury Debt Financing documents including, among others, the Master Fund raising at least $500 million in capital commitments (not including the Treasury’s capital commitment), the Treasury satisfactorily completing all legal, compliance and business due diligence in connection with the financing, all representations and warranties of the Master Fund being true in all material respects (or, in the case of representations and warranties qualified by materiality, in all respects) , no default or event of default being in existence, the asset coverage ratio of the assets of the Master Fund over the outstanding principal of and interest on the loans being not lower than 150% and the Master Fund having complied with all affirmative and negative covenants and conditions included in the Treasury Debt Financing documentation.

The Master Fund will also be required to make certain representations and warranties and to comply with certain conditions that are consistent with those typically seen with a commercial loan, as well as others specific to PPIP, in order to make use of the Treasury Debt Financing. Such conditions include, but are not limited to, that:

•                  there must not be any incipient or matured event of default at the time of, or after giving effect to, the borrowing;

•                  the amount of loans made on any borrowing date must not exceed the amount of the Treasury Debt Financing then available for borrowing;

•                  assuming that the Master Fund has made a Full Turn Election, the Master Fund must have an asset coverage ratio of 200% on a pro forma basis both before and after accounting for the borrowing;

•                  the Treasury will have received a certificate from the Master Fund setting forth in reasonable detail calculations supporting certain determinations and certifying that the Master Fund owns only PPIP Eligible Assets and Temporary Investments; and

•                  the deposit of a required amount must be have been made into an interest reserve account.

The Master Fund will also be required to comply with EESA, implement a conflict of interests mitigation plan and a code of ethics reasonably satisfactory to the Treasury and allow the Treasury, the Special Inspector General of the Troubled Asset Relief Plan (“TARP”), the Government Accountability Office and their respective advisors and representatives to inspect property and books and records and meet with the General Partner.

As a result of receiving the Treasury Debt Financing, the Master Fund will be required to make interest and principal payments to the Treasury. Interest payments generally will be payable at a rate of one-month LIBOR (i.e., the rate for eurodollar deposits for a period equal to one month appearing on Reuters Screen LIBOR01 Page or if such rate ceases to appear on Reuters Screen LIBOR01 Page, on any other service providing comparable rate quotations at approximately 11:00

a.m., London time on the date of determination) plus 1% per annum if the Master Fund is not then in default (one-month LIBOR plus 3% per annum if the Master Fund is then in default). However, if LIBOR cannot be determined, then interest payments generally will be payable at the Prime Rate (i.e., the rate of interest per annum published by The Wall Street Journal from time to time as the prime rate) per annum if the Master Fund is not then in default (Prime Rate plus 2% per annum if the Master Fund is then in default). Loans provided by Treasury will become due and payable on the earlier of (i) ten years from the Master Fund Closing Date, (ii) the expiration, termination or dissolution of the Master Fund and (iii) such earlier date if the loans made by the Treasury have been accelerated. The Master Fund can choose to optionally prepay the loan at any time in whole or in part without any premium or penalty, provided that any amounts repaid or prepaid may not be re-borrowed and will reduce the amount of the Treasury Debt Financing available to the Master Fund. The Master Fund will also be required to pay all reasonable out-of-pockets expenses of the agent and custodian in connection with the creation, implementation and maintenance of the Treasury Debt Financing. In addition, the Master Fund’s use of the Treasury Debt Financing will require it to use and pay for a third-party valuation agent, Bank of New York Mellon Corporation (the “Valuation Agent”), to value its assets. The Valuation Agent will be the same for all public-private investment funds formed under PPIP.

Under the terms of the Treasury Debt Financing, all investment proceeds of the Master Fund will be held and maintained in a custodial account until such time as they are allocated and distributed in accordance with a priority of payments schedule (the “Priority of Payments”). Pursuant to the Priority of Payments, the Master Fund will be required to make payments to other parties prior to, among other things, making distributions to its partners. The Priority of Payments will vary based upon whether the Master Fund is in default on the Treasury Debt Financing. Generally speaking, so long as the Master Fund has not defaulted on the Treasury Debt Financing, the Priority of Payments requires that the Master Fund distribute investment proceeds in the following order:

1.                       to payments of taxes imposed on the Master Fund and, without duplication, administrative expenses of the Master Fund;

2.                       to payments then due on interest rate hedges that the Master Fund is permitted to make (other than early termination payments attributable to counterparty default);

3.                       to payment of current interest and any other amounts (other than principal amounts) due to the Treasury as lender;

4.                       to set aside certain future interest payments in the interest reserve account;

5.                       assuming that the Master Fund has made a Full Turn Election, if asset coverage with respect to the Treasury Debt Financing is less than 150%, to the repayment of principal to the extent necessary to cause the asset coverage to be in excess of 150% or until the Treasury Debt Financing has been repaid in full;

6.                       to early termination payments under interest rate hedges the Master Fund is permitted to make attributable to counterparty default;

7.                       at the option of Western Asset, for investments in Temporary Investments, for optional prepayment of the Treasury Debt Financing or, during the Master Fund’s investment period and so long as no incipient or matured event of default is then continuing, for investments in PPIP Eligible Assets;

8.                       commencing with the Treasury Debt Financing payment date occurring in January 2010, for distributions to the partners in the Feeder Fund; provided that, after giving effect to the distribution, asset coverage with respect to the Treasury Debt Financing is greater than 200%. Distributions to the partners pursuant to this clause 8 in any period of 12 months (or, if shorter, the period commencing on the commencement of investment operations and ending on the last day of the month immediately preceding such loan payment date) may not exceed the lesser of (x) 8% of the funded capital commitments to the Master Fund and (y) the cumulative net interest income of the Master Fund for the preceding period of 12 months (or, if shorter, the period commencing on the commencement of investment operations and ending on the last day of the month immediately preceding such loan payment date);

9.                       to the repayment of principal in an amount equal to the lesser of (i) the product of (x) an applicable prepayment percentage multiplied by (y) the amount remaining on deposit in the custodial account available to be distributed and (ii) an amount which reduces the principal amount to zero (minus any amount paid on such loan payment date as provided in clauses 5 and 7 above; and

10.                 so long as no incipient event of default is then continuing, to distributions to the Master Fund’s partners or the repayment of principal under the Treasury Debt Financing.

The Master Fund would be limited in the amount of distributions it can make to its partners for so long as its asset coverage ratio is below 200%. In addition, if the Master Fund’s asset coverage ratio falls below 150%, it will not be able to make distributions to any of its partners until such time as the asset coverage ratio is in excess of 150%.

Generally speaking, if the Master Fund has defaulted on the Treasury Debt Financing, the Priority of Payments requires that the Master Fund distribute investment proceeds in the following order:

1.                       to payments on permitted administrative expenses of the Master Fund;

2.                       to payments on permitted interest rate hedges secured by PPIP Eligible Assets or other collateral of the Master Fund (other than early termination payments attributable to counterparty default);

3.                       to payments of interest and principal and any other amounts due to the Treasury as the lender; and

4.                       to early termination payments under any permitted interest rate hedges secured by collateral attributable to counterparty default.

Events of default under the Treasury Debt Financing documents are customary for financings of this type and include, without limitation: non-payment of principal on the loans at maturity; non-payment of interest or other amounts owing on the loans after a specified grace period for curing any such non-payment; inaccuracy of representations and warranties in the credit documentation in any material respect (or, in the case of representations and warranties qualified by materiality, in any respect); violation of certain negative and affirmative covenants in the Treasury Debt Financing documentation (subject, in the case of certain affirmative covenants, to a grace period for curing any such violation); cross-default to the material debt of the Master Fund as described in the Treasury Debt Financing documentation; bankruptcy events of the Master Fund and the general partner of the Master Fund; certain ERISA events; any material judgment as described in the Treasury Debt Financing documentation; actual or asserted invalidity of any security document or security interest; the withdrawal, or the removal of, the general partner of the Master Fund; and the Master Fund becoming an “investment company” required to be registered under the Investment Company Act.  An event of default can occur in certain cases that are unrelated to the performance of the Master Fund’s portfolio, including a vote to remove the General Partner and the removal of the General Partner for cause or the happening of a certain events relating to the investment team.

Full-Turn versus Half-Turn Treasury Leverage.  Investment proceeds distributed from the Master Fund to the Treasury are subject to an additional amount, calculated on the basis of an applicable “Warrant Percentage.” The Warrant Percentage is, in turn, dependent on whether the Master Fund elects Treasury leverage of up to 100% of the Master Fund’s aggregate capital commitments (a “Full Turn Election”) or up to 50% of the Master Fund’s aggregate capital commitments (a “Half Turn Election”). Because the Master Fund has elected a Full Turn Election, the Warrant Percentage will equal 2.5% and no additional debt other than Treasury leverage is permitted. The Master Fund may change its Full Turn Election to a Half Turn Election at any time after the initial closing of the Master Fund during the investment period of the Master Fund if certain conditions are met.  If such change is made, however, the Warrant Percentage will remain at the Full Turn Election rate.  A Full Turn Election will not subsequently be available if the Master Fund switches to a Half Turn Election.

If a Half Turn Election is in effect, subject to compliance with the covenants in the Treasury Debt Financing documents (which include an incurrence-based leverage test and an asset coverage test), the Master Fund may also finance the purchase of PPIP Eligible Assets using proceeds from borrowings under TALF and, subject to the prior written consent of the Treasury, proceeds from borrowings from third parties (collectively, “Third Party Debt”). PPIP Eligible Assets acquired through Third Party Debt must be financed, acquired and held through wholly owned financing subsidiaries of the borrower. In connection with incurrence of permitted Third Party Debt, PPIP Eligible Assets may be contributed to financing subsidiaries or may be acquired by financing subsidiaries and will not constitute collateral and will be available to secure such Third Party Debt.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.”

The table further reflects the issuance of leverage representing 20% of the Fund’s capital, net of expenses, the Fund’s currently projected annual dividend and interest on its leverage of 2%.

Assumed Portfolio Total Return
(Net of Expenses)	(10)%		(5)%		0%		5%	10%
Common Stock Total Return	(	)%	(	)%	(	)%	%	%

Common Stock Total Return is composed of two elements: the Common Stock dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those investments.

RISKS

The Fund is a newly organized, non-diversified, limited-term, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s performance and the value of its investments will vary in response to changes in interest rates, inflation, the financial condition of a security’s issuer, ratings on a security and other market factors. Your Common Stock at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Risks Related to the Fund

No History of Operations

The Fund is a newly organized, non-diversified, limited term, closed-end management investment company with no history of operations or public trading.

Investment and Market Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Stock represents an indirect investment in the MBS and other assets owned by the Fund. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. The Fund intends to take advantage of current market dislocations by buying MBS and other securities at depressed prices, but if such dislocations do not persist during the period when the Fund is investing the net proceeds of this offering, the Fund’s returns may be adversely affected. In addition, if the current global economic downturn continues or deteriorates further, the ability of borrowers to service their obligations could be materially and adversely affected. At any point in time, your Common Stock may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Market Price Discount from Net Asset Value Risk

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Stock in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the Common Stock will depend not upon the Fund’s net asset value but upon whether the market price of the Common Stock at the time of sale is above or below the investor’s purchase price for the Common Stock. Because the market price of the Common Stock will be determined by factors such as relative supply of and demand for the Common Stock in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, above or below net asset value or at, above or below the initial public offering price. The Fund’s Common Stock is designed primarily for long term investors and you should not view the Fund as a vehicle for trading purposes.

Risks Related to Investments in MBS

Investing in MBS (including PPIP Eligible Assets) entails various risks: credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal risks. Most MBS are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform. MBS are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such MBS, whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS. In addition, concentrations of MBS of a particular type, as well as concentrations of MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the MBS to additional risk.

The risks associated with MBS include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in value of the MBS; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

MBS represent an interest in a pool of mortgages. When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, lengthening the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. In addition, due to increased instability in the credit markets, the market for some MBS has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities.

Moreover, the relationship between borrower prepayments and changes in interest rates may mean some high-yielding mortgage-related and asset-backed securities have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, mortgage-related and asset-backed security’s total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases mortgage-related securities at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.

The Fund’s success depends on the Subadviser’s ability to analyze the relationship of changing interest rates on prepayments of the mortgage loans that underlie the Fund’s MBS. Changes in interest rates and prepayments affect the market price of the target assets that the Fund intends to purchase and any target assets that the Fund holds at a given time. As part of the Fund’s overall portfolio risk management, the Subadviser will analyze interest rate changes and prepayment trends separately and collectively to assess their effects on the Fund’s investment portfolio. In conducting its analysis, the Subadviser will depend on certain assumptions based upon historical trends with respect to the relationship between interest rates and prepayments under normal market conditions. If the recent dislocations in the mortgage market or other developments change the way that prepayment trends have historically responded to interest rate changes, the Subadviser’s ability to (1) assess the market value of the Fund’s investment portfolio, (2) implement any hedging strategies and (3) implement techniques to reduce prepayment rate volatility would be significantly affected, which could materially adversely affect the Fund’s financial position and results of operations.

In general, losses on a mortgaged property securing a mortgage loan included in a securitization will be borne first by the equity holder of the property, then by a cash reserve fund or letter of credit, if any, then by the holder of a mezzanine loan or B-Note, if any, then by the “first loss” subordinated security holder (generally, the “B-Piece” buyer) and then by the holder of a higher-rated security. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit, mezzanine loans or B-Notes, and any classes of securities junior to those in which the Fund invests, the Fund will not be able to recover all of its investment in the MBS it purchases. The prices of lower credit quality securities are generally less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments.

MBS generally are classified as either CMBS or RMBS, each of which are subject to certain specific risks as further described below. See “—Non-Agency RMBS Risk” and “—CMBS Risk.”

Non-Agency RMBS Risk

Non-agency RMBS are securities issued by non-governmental issuers, the payments on which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by residential real estate (one- to four- family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Non-agency RMBS have no direct or indirect government guarantees of payment and are subject to various risks as described herein.

Credit-Related Risk Associated with Borrowers on Non-Agency RMBS.  Credit-related risk on non-agency RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the non-agency RMBS are issued. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

In addition to the foregoing considerations, the market for defaulted residential mortgage loans and foreclosed real estate properties may be very limited. In particular, the economic conditions that lead to a higher rate of delinquencies and defaults on a portfolio of real estate mortgage loans may also lead to a reduction in the value of the related real estate properties, which in turn will result in greater losses upon a foreclosure of the real estate properties. At any one time, a portfolio of non-agency RMBS may be backed by residential mortgage loans that are highly concentrated in only a few states or regions. As a result, the performance of such residential mortgage loans may be more susceptible to a downturn in the economy, including in particular industries that are highly represented in such states or regions, natural calamities and other adverse conditions affecting such areas. In addition, the residential mortgage loans underlying non-agency RMBS may include so-called “jumbo” residential mortgage loans, having original principal balances that are significantly higher than is generally the case for residential mortgage loans. If the portfolio of residential mortgage loans underlying a non-agency RMBS includes a high concentration of “jumbo” residential mortgage loans, the performance of the non-agency RMBS will be more susceptible to the performance of individual borrowers and adverse economic conditions in general than would otherwise be the case.

Beginning in 2007, delinquencies and defaults on residential mortgage loans increased significantly and may continue to increase, particularly in the case of subprime and adjustable-rate mortgage loans that support or secure certain types of non-agency RMBS. In addition, in recent months, residential property values in many states and geographic areas have declined, after extended periods during which those values appreciated. A continued lack of increase or decline in those values may result in additional increases in delinquencies and defaults on residential mortgage loans generally, especially with respect to second homes and properties held for investment purposes, and with respect to any residential mortgage loans where the aggregate loan amounts (including any subordinate loans) are close to or greater than the related property values, which may make it difficult to refinance or sell the related property. The recent economic downturn experienced at the national level and the more serious economic downturn experienced in certain geographic areas of the United States, including in particular areas of the United States where rates of delinquencies and defaults on residential mortgage loans have already accelerated, may further contribute to the higher rates of delinquencies and defaults on the residential mortgage loans underlying the non-agency RMBS. There also can be no assurance that areas of the United States that have mostly avoided higher rates of delinquencies and defaults on residential mortgage loans will continue to do so if an economic downturn in the economy continues at the national level.

Another factor that may contribute to, and may in the future result in, higher delinquency and default rates is the increase in monthly payments on adjustable-rate mortgage loans. Any increase in prevailing market interest rates may result in increased payments for borrowers who have adjustable-rate mortgage loans. Moreover, with respect to hybrid mortgage loans after their initial fixed-rate period or other so-called adjustable-rate mortgage loans, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the non-agency RMBS. The past performance of the market for non-agency RMBS is not a reliable indicator of future performance because of the unprecedented and unpredictable performance of the residential mortgage loan market.

As a result of rising concerns about increases in delinquencies and defaults on residential mortgage loans (particularly on subprime and adjustable-rate mortgage loans) and as a result of increasing concerns about the financial strength of originators and servicers and their ability to perform their obligations with respect to non-agency RMBS, there may be an adverse change in the market sentiments of investors about the market values and volatility and the degree of risk of non-agency RMBS generally. Some or all of the underlying residential mortgage loans in an issue of non-agency RMBS may have balloon payments due on their respective maturity dates. Balloon residential mortgage loans involve a greater risk to a lender than fully amortizing loans, because the ability of a borrower to pay such amount will normally depend on its ability to obtain refinancing of the related mortgage loan or sell the related mortgaged property at a price sufficient to permit the borrower to make the balloon payment, which will depend on a number of factors prevailing at the time such refinancing or sale is required, including, without limitation, the strength of the local or national residential real estate markets, interest rates and general economic conditions and the financial condition of the borrower. If borrowers are unable to make such balloon payments, the related issue of non-agency RMBS may experience losses.

Prepayment Risk Associated with Non-Agency RMBS.  Non-agency RMBS are susceptible to prepayment risks. Except in the case of certain types of non-agency RMBS, the mortgage loans underlying non-agency RMBS generally do not contain prepayment penalties and a reduction in market interest rates will increase the likelihood of prepayments on the related non-agency RMBS, resulting in a reduction in yield to maturity for most holders of such securities. In the case of certain home equity loan securities and certain types of non-agency RMBS, even though the underlying mortgage loans often contain prepayment premiums, such prepayment premiums may not be sufficient to discourage borrowers from prepaying their mortgage loans in the event of a reduction in market interest rates, resulting in a reduction in the yield to maturity for holders of the related non-agency RMBS. In addition to reductions in the level of market interest rates and the prepayment provisions of the mortgage loans, repayments on the residential mortgage loans underlying an issue of non-agency RMBS may also be affected by a variety of economic, geographic and other factors, including the size difference between the interest rates on the underlying residential mortgage loans (giving consideration to the cost of refinancing) and prevailing mortgage rates and the availability of refinancing. In general, if prevailing interest rates fall significantly below the interest rates on the related residential mortgage loans, the rate of prepayment on the underlying residential mortgage loans would be expected to increase. Conversely, if prevailing interest rates rise to a level significantly above the interest rates on the related mortgage loans, the rate of prepayment would be expected to decrease. Prepayments could reduce the yield received on the related issue of non-agency RMBS.

Non-agency RMBS typically contain provisions that require repurchase of mortgage loans by the originator or other seller in the event of a breach of a representation or warranty regarding loan quality and characteristics of such loan. Any repurchase of a mortgage loan as a result of a breach has the same effect on the yield received on the related issue of non-agency RMBS as a prepayment of such mortgage loan. Any increase in breaches of representations and the consequent repurchases of mortgage loans that result from inadequate underwriting procedures and policies and protections against fraud will have the same effect on the yield on the related non-agency RMBS as an increase in prepayment rates. CMBS are also subject to prepayment risk, as described above. Risk of prepayment may be reduced for commercial real estate property loans containing significant prepayment penalties or prohibitions on principal payments for a period of time following origination.

The Fund may also invest in MBS which are IO securities and PO securities. An IO security receives some or all of the interest portion of the underlying collateral and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due. IO securities are sold at a deep discount to their notional principal amount. A PO security does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

Legislation and Government Plans Potentially Affecting the Value of Non-Agency RMBS  The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment in July 2008 of the Housing and Economic Recovery Act of 2008, a wide-ranging housing rescue bill that offers up to $300 billion in assistance to troubled homeowners and emergency assistance to Freddie Mac and Fannie Mae, companies that operate under federal charter and play a vital role in providing financing for the housing markets. The above-mentioned housing bill could potentially have a material adverse effect on the Fund’s investment program as the bill, among other things, (1) allows approximately 400,000 homeowners to refinance into affordable, government-backed loans through a program run by the Federal Housing Administration (the “FHA”), a division of the U.S. Housing and Urban Development (“HUD”) and (2) provides approximately $180 million for “pre-foreclosure” housing counseling and legal services for distressed borrowers. In addition, the mortgage crisis has led public advocacy groups to demand, and governmental officials to propose and consider, a variety of other “bailout” and “rescue” plans that could potentially have a material adverse effect on the Fund’s investment program. Some members of the U.S. Congress are concerned that the downturn in the housing market has played a role in the rise of late mortgage payments and foreclosures and expect that these conditions will lead to increased filings for bankruptcy. In 2007, U.S. Treasury then-Secretary Henry Paulson and HUD then-Secretary Alphonso Jackson and the mortgage industry worked to develop HOPE NOW, an alliance of participants in the mortgage industry intended to work with borrowers with subprime mortgages facing interest rate increases and increasing payments. The Congressional Research Service reports that HOPE NOW has undertaken an initiative to provide homeowners with free telephone consultations with HUD-approved credit counselors, who can help homeowners contact their lenders and credit counselors to work out a plan to avoid foreclosure. Certain borrowers may also seek relief through the “FHA Secure” refinancing option that gives homeowners with non-FHA adjustable rate mortgages, current or delinquent and regardless of reset status, the ability to refinance into a FHA-insured mortgage. The Helping Families Save Their Homes Act of 2009, which was enacted on May 20, 2009, provides a safe harbor for servicers entering into “qualified loss mitigation plans” with respect to residential mortgages originated before the act was enacted. By protecting servicers from certain liabilities, this safe harbor may encourage loan modifications and reduce the likelihood that investors in securitizations will be paid on a timely basis or will be paid in full. In addition to the above, a variety of other plans and proposals from federal and state regulatory agencies have been presented. The terms of other proposed legislation or other plans may include, by way of example and not limitation, the following:

•                                          moratoriums on interest rate increases for certain mortgage loans and on foreclosure proceedings;

•                                          conversions of adjustable rate mortgages to fixed-rate mortgages (including in connection with government-backed refinancings of individual mortgage loans), with potential workouts to provide borrowers with equity stakes in their homes;

•                                          increased scrutiny of mortgage originations (including mortgage loans in which the Fund may own an interest through non-agency RMBS) and foreclosure proceedings;

•                                          additional registration and licensing requirements for mortgage brokers, lenders and others involved in the mortgage industry; and

•                                          greater relief to homeowners under the U.S. Bankruptcy Code or other federal or state laws, including relief to stay or delay the foreclosure of residential mortgage loans or to modify payment terms, including interest rates and repayment periods, of residential mortgage loans, over a lender’s objections, as the result of a “cramdown,” which decreases the debt’s value to as low as the collateral’s fair market value.

A significant number of loan modifications could result in a significant reduction in cash flows to the holders of the mortgage securities on an ongoing basis. These loan modification programs, as well as future legislative or regulatory actions, including amendments to the bankruptcy laws, that result in the modification of outstanding mortgage loans may adversely affect the value of, and the returns on, the target assets in which the Fund intends to invest.

Law, legislation or other government regulation, including that which is promulgated in furtherance of a “bailout” or “rescue” plan to address the crisis and distress in the residential mortgage loan sector, may result in a reduction of available transactional opportunities for the Fund, or an increase in the cost associated with such transactions. Any such law, legislation or regulation may adversely affect the market value of non-agency RMBS.

Legal Risks Associated with Non-Agency RMBS.    Legal risks can arise as a result of the procedures followed in connection with the origination of the mortgage loans or the servicing thereof which may be subject to various federal and state laws (including, without limitation, predatory lending laws), public policies and principles of equity regulating interest rates and other charges, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information and debt collection practices and may limit the servicer’s ability to collect all or part of the principal of or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it or subject the servicer to damages and sanctions. Specifically, provisions of federal predatory lending laws, such as the federal Truth-in-Lending Act (as supplemented by the Home Ownership and Equity Protection Act of 1994) and Regulation Z, and various recently enacted state predatory lending laws provide that a purchaser or assignee of specified types of residential mortgage loans (including an issuer of non-agency RMBS) may be held liable for violations by the originator of such mortgage loans. Under such assignee liability provisions, a borrower is generally given the right to assert against a purchaser of its mortgage loan any affirmative claims and defenses to payment such borrower could assert against the originator of the loan or, where applicable, the home improvement contractor that arranged the loan. Liability under such assignee liability provisions could, therefore, result in a disruption of cash flows allocated to the holders of non-agency RMBS where either the issuer of such non-agency RMBS is liable in damages or is unable to enforce payment by the borrower. In most but not all cases, the amount recoverable against a purchaser or assignee under such assignee liability provisions is limited to amounts previously paid and still owed by the borrower. Moreover, sellers of residential mortgage loans to an issuer of non-agency RMBS typically represent that the loans have been originated in accordance with all applicable laws and in the event such representation is breached, the seller typically must repurchase the offending loan.

Notwithstanding these protections, an issuer of non-agency RMBS may be exposed to an unquantifiable amount of potential assignee liability because, first, the amount of potential assignee liability under certain predatory lending laws is unclear and has yet to be litigated, and, second, in the event a predatory lending law does not prohibit class action lawsuits, it is possible that an issuer of non-agency RMBS could be liable in damages for more than the original principal amount of the offending loans held by it. In such circumstances the issuer of non-agency RMBS may be forced to seek contribution from other parties, who may no longer exist or have adequate funds available to fund such contribution.

In addition, structural and legal risks of non-agency RMBS include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), the assets of the issuer could be treated as never having been truly sold by the originator to the issuer and could be substantively consolidated with those of the originator, or the transfer of such assets to the issuer could be voided as a fraudulent transfer. Challenges based on such doctrines could result also in cash flow delays and losses on the related issue of non-agency RMBS.

In some cases, servicers of non-agency RMBS have been the subject of legal proceedings involving the origination and/or servicing practices of such servicers. Large groups of private litigants and states attorneys general have brought such proceedings. Because of the large volume of mortgage loans originated and serviced by such servicers, such litigation can cause heightened financial strain on servicers. In other cases, origination and servicing practices may cause or contribute to such strain, because of representation and warranty repurchase liability arising in MBS and mortgage loan sale transactions. Any such financial strain could cause servicers to service below required standards, causing delinquencies and losses in any related MBS transaction to rise, and in extreme cases could cause the servicer to seek the protection of any applicable bankruptcy or insolvency law. In any such proceeding, it is unclear whether the fees that the servicer charges in such transactions would be sufficient to permit that servicer or a successor servicer to service the mortgage loans in such transaction adequately. If such fees had to be increased, it is likely that the most subordinated security holders in such transactions would be effectively required to pay such increased fees. Finally, these entities may be the subject of future laws designed to protect consumers from defaulting on their mortgage loans. Such laws may have an adverse effect on the cash flows paid under such non-agency RMBS.

In the past year, a number of lenders specializing in residential mortgages have sought bankruptcy protection, shut down or been refused further financings from their lenders. In addition, certain lenders who service and/or issue non-agency RMBS have recently announced that they are being investigated by or have received information requests from U.S. federal and/or state authorities, including the Securities and Exchange Commission. As a result of such investigations and other similar investigations and general concerns about the adequacy or accuracy of disclosure of risks to borrowers and their understanding of such risks, U.S. financial regulators have recently indicated that they may propose new guidelines for the mortgage industry. Guidelines, if introduced, together with the other factors described herein, may make it more difficult for borrowers with weaker credit to refinance, which may lead to further increases in delinquencies, extensions in duration and losses in mortgage-related assets. Furthermore, because some mortgage loans have high recoveries, and as property values decline, increasing loan-to-value ratios, recoveries on some defaulted mortgage loans are more likely to be less than the amounts owed under such mortgage loans, resulting in higher net losses than would have been the case had property values remained the same or increased.

CMBS Risk

CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family mortgage-related securities. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate. Furthermore, the net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; the solvency of the related tenants; declines in real estate values; declines in rental or occupancy rates;

increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four- family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four- family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.

The exercise of remedies and successful realization of liquidation proceeds relating to CMBS is also highly dependent on the performance of the servicer or special servicer. In many cases, overall control over the special servicing of related underlying mortgage loans will be held by a “directing certificateholder” or a “controlling class representative,” which is appointed by the holders of the most subordinate class of CMBS in such series. The Fund may not have the right to appoint the directing certificateholder. In connection with the servicing of the specially serviced mortgage loans, the related special servicer may, at the direction of the directing certificateholder, take actions with respect to the specially serviced mortgage loans that could adversely affect the Fund’s interests.  There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

The Subadviser will value the Fund’s potential CMBS investments based on loss-adjusted yields, taking into account estimated future losses on the mortgage loans included in the securitization’s pool of loans, and the estimated impact of these losses on expected future cash flows. The Subadviser’s loss estimates may not prove accurate, as actual results may vary from estimates. In the event that the Subadviser overestimates the pool level losses relative to the price the Fund pays for a particular CMBS investment, the Fund may experience losses with respect to such investment.

Interest Rate Risk Associated with Non-Agency RMBS and CMBS

The rate of interest payable on certain non-agency RMBS and CMBS may be set or effectively capped at the weighted average net coupon of the underlying mortgage loans themselves, often referred to as an “available funds cap.” As a result of this cap, the return to the holder of such non-agency RMBS and CMBS is dependent on the relative timing and rate of delinquencies and prepayments of mortgage loans bearing a higher rate of interest. In general, early prepayments will have a greater negative impact on the yield to the holder of such non-agency RMBS and CMBS.

The value of fixed rate debt securities can be expected to vary inversely with changes in prevailing interest rates. Fixed rate debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Master Fund is not restricted to any maximum or minimum time to maturity in purchasing PPIP Eligible Assets subject to the restrictions imposed by PPIP if applicable, and the average maturity of the assets of the Master Fund may vary.

Structural Risks Associated with Non-Agency RMBS and CMBS

Because non-agency RMBS generally are ownership or participation interests in pools of mortgage loans secured by a pool of one- to four-family residential properties underlying the mortgage loan pool, the non-agency RMBS are entitled to payments provided for in the underlying agreement only when and if funds are generated by the underlying mortgage loan pool. This likelihood of the return of interest and principal may be assessed as a credit matter. However, the holders of non-agency RMBS do not have the legal status of secured creditors, and cannot accelerate a claim for payment on their securities, or force a sale of the mortgage loan pool in the event that insufficient funds exist to pay such amounts on any date designated for such payment. The holders of non-agency RMBS do not typically have any right to remove a servicer solely as a result of a failure of the mortgage pool to perform as expected. A similar risk is associated with CMBS.

Subordination Risk Associated with Non-Agency RMBS and CMBS

The non-agency RMBS and CMBS may be subordinated to one or more other senior classes of securities of the same series for purposes of, among other things, offsetting losses and other shortfalls with respect to the related underlying mortgage loans. For example, in the case of certain non-agency RMBS and CMBS, no distributions of principal will generally be made with respect to any class until the aggregate principal balances of the corresponding senior classes of securities have been reduced to zero. As a result, non-agency RMBS and CMBS may be more sensitive to risk of loss, writedowns, the non-fulfillment of repurchase obligations, overadvancing on a pool of loans and the costs of transferring servicing than senior classes of securities.

Credit Risk

Credit risk is the risk that one or more MBS or other securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. In general, lower-rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends. Ratings may not accurately reflect the actual credit risk associated with a security. If a security satisfies the rating requirements described above at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, LMPFA and the Subadviser will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. There can be no assurance that any action that may be taken by LMPFA or the Subadviser will be implemented in a timely manner or that such actions will preserve the value of your investment in the Fund. Securities of below investment grade quality, commonly referred to as junk bonds, are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade securities. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade securities, potentially making them difficult to value. Issuers of below investment grade securities are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. It is likely that the current economic recession may severely disrupt the market for such securities and have an adverse impact on the value of such securities. In addition, it is likely that continued economic deterioration may adversely affect the ability of such issuers to repay principal and pay interest on these securities and increase the incidence of default for such securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•                                          increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

•                                          greater risk of loss due to default or declining credit quality;

•                                          adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•                                          the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments compared to an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for financing. The current economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the current economic downturn continues or worsens, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below investment grade issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect the individual circumstances of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse impact on the Fund’s net asset value and the market value of its Common Stock. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than in the market for investment grade securities. The prices quoted by different dealers for below investment grade securities may vary significantly, and the spread between the bid and ask price is generally much larger for below investment grade securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Issuers of below investment grade securities are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations also may be adversely affected by adverse developments in its business or affairs, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below investment grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below investment grade securities may adversely affect the Fund’s net asset value. In addition, investments in below investment grade zero coupon bonds rather than income-bearing below investment grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such securities may not be clear.

Interest Rate Risk

Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Interest rates are currently low relative to historic levels. Moreover, because rates on certain floating rate debt securities in which the Fund may invest typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Fund’s net asset value. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the Fund’s debt securities and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful.

An increase in the interest payments on the Fund’s borrowings relative to the interest it earns on its investment securities may adversely affect the Fund’s profitability. The Fund earns money based upon the spread between the interest payments it earns on its investment securities and the interest payments it must make on its borrowings.

The Fund relies primarily on short-term borrowings to acquire investment securities with long-term maturities. Accordingly, if short-term interest rates increase, this may adversely affect its profitability. Some of the investment securities the Fund may acquire are adjustable-rate securities. This means that their interest rates may vary over time based upon changes in an objective index, such as:

•                                          LIBOR. The interest rate that banks in London offer for deposits in London of U.S. dollars.

•                                          Treasury Rate. A monthly or weekly average yield of benchmark Treasury securities, as published by the Board of Governors of the United States Federal Reserve.

•                                          CD Rate. The weekly average of secondary market interest rates on six-month negotiable certificates of deposit, as published by the Board of Governors of the United States Federal Reserve.

These indices generally reflect short-term interest rates.

The interest rates on the Fund’s borrowings similarly vary with changes in an objective index. Nevertheless, the interest rates on the Fund’s borrowings generally adjust more frequently than the interest rates on its adjustable-rate investment securities. In a period of rising interest rates, the Fund could experience a decrease in net income or a net loss because the interest rates on its borrowings adjust faster than the interest rates on its adjustable-rate investment securities.

In a period of rising interest rates, the Fund’s interest and dividend payments could increase while the interest it earns on its fixed-rate MBS would not change. This would adversely affect the Fund’s profitability.

Rising interest rates generally reduce the demand for mortgage loans due to the higher cost of borrowing. A reduction in the volume of mortgage loans originated may affect the volume of target assets available to the Fund, which could adversely affect the Fund’s ability to acquire assets that satisfy its investment objectives. Rising interest rates may also cause target assets that were issued prior to an interest rate increase to provide yields that are below prevailing market interest rates. If rising interest rates cause the Fund to be unable to acquire a sufficient volume of target assets with a yield that is above the Fund’s borrowing cost, its ability to satisfy its investment objectives and to generate income and make distributions may be materially and adversely affected.

The relationship between short-term and longer-term interest rates is often referred to as the “yield curve.” Ordinarily, short-term interest rates are lower than longer-term interest rates. If short-term interest rates rise disproportionately relative to longer-term interest rates (a flattening of the yield curve), the Fund’s borrowing costs may increase more rapidly than the interest income earned on the Fund’s assets. Because the Fund expects that its investments, on average, generally will bear interest based on longer-term rates than its borrowings, a flattening of the yield curve would tend to decrease the Fund’s net income and the market value of its net assets. Additionally, to the extent cash flows from investments that return scheduled and unscheduled principal are reinvested, the spread between the yields on the new investments and available borrowing rates may decline, which would likely decrease the Fund’s net income. It is also possible that short-term interest rates may exceed longer-term interest rates (a yield curve inversion) in which event the Fund’s borrowing costs may exceed its interest income and the Fund could incur operating losses.

Leverage Risk

The Fund may seek to enhance the level of its current distributions to holders of Common Stock through the use of leverage. The Fund may use leverage directly at the Fund level or have exposure to leverage indirectly through its investment in the leveraged Master Fund. While such implicit leverage will not constitute actual borrowing of the Fund for purposes of the 1940 Act, to seek to mitigate the overall risk of leverage, the Fund does not intend to incur additional direct leverage at the Fund level to the extent that its existing direct leverage at the Fund level and its implicit leverage through its investment in the Master Fund exceeds 33 1/3% of the Fund’s Managed Assets immediately after such Borrowings and/or issuances of Preferred Stock at the Fund level.

The Fund also may establish a standby credit facility in an amount up to 5% of Managed Assets as a temporary measure for purposes of making distributions to shareholders in order to maintain its favorable tax status as a regulated investment company. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined direct and implicit leverage ratio of up to 33 1/3% of the Fund’s Managed Assets.

The Fund will pay (and Common Stockholders will bear) any costs and expenses relating to the use of leverage by the Fund and by the Master Fund, to the extent the Fund bears such costs, which will result in a reduction in the net asset value of the Common Stock.

Leverage may result in greater volatility of the net asset value and market price of the Common Stock because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Stock, if any, are borne entirely by Common Stockholders. Common Stock income may fall if the interest rate on Borrowings or the dividend rate on Preferred Stock rises, and may fluctuate as the interest rate on Borrowings or the dividend rate on Preferred Stock varies. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Stockholders to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Stockholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Stockholders than if the Fund were not so leveraged. There can be no assurance that the Fund’s leveraging strategy will be successful.

During periods when the Fund is using leverage through Borrowings or the issuance of Preferred Stock, the fees paid to LMPFA, the Subadviser, the Allocation Subadviser and Western Asset Limited for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the amount of Borrowings and any assets attributable to Preferred Stock. This means that LMPFA, the Subadviser, the Allocation Subadviser and Western Asset Limited may have a financial incentive to increase the Fund’s use of leverage.

Any decline in the net asset value of the Fund will be borne entirely by Common Stockholders. Therefore, if the market value of the Fund’s portfolio declines, the Fund’s use of leverage will result in a greater decrease in net asset value to Common Stockholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Stock.

Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the terms of the credit agreements may also require that the Fund pledge some or all of its assets as collateral. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The current weakness in the financial markets, the residential and commercial mortgage markets and the economy could adversely affect one or more of the Fund’s potential lenders and could cause one or more of the Fund’s potential lenders to be unwilling or unable to provide the Fund with financing or to increase the costs of that financing. Current market conditions have affected different types of financing for mortgage-related assets to varying degrees, with some sources generally being unavailable, others being available but at a higher cost, while others are largely unaffected. For example, in the repurchase agreement market, non-agency RMBS have been more difficult to finance than agency RMBS. Repurchase agreement counterparties have generally increased haircuts, which are the percentages that represent how much the amount of the loan is less than the value of the collateral securing the loan. Repurchase agreement counterparties have taken these steps in order to compensate themselves for a perceived increased risk due to the illiquidity of the underlying collateral. In some cases, margin calls have forced borrowers to liquidate collateral in order to meet the capital requirements of these margin calls, resulting in losses.

The return on the Fund’s assets and cash available for distribution to Common Stockholders may be reduced to the extent that market conditions prevent the Fund from leveraging assets or cause the cost of the Fund’s financing to increase relative to the income that can be derived from the assets acquired. The Fund’s financing costs will reduce cash available for distributions to Common Stockholders. The Fund may not be able to meet its financing obligations and, to the extent that it cannot, it risks the loss of some or all of its assets to liquidation or sale to satisfy the obligations under its repurchase agreements. A decrease in the value of these assets may lead to margin calls which the Fund will have to satisfy. The Fund may not have the funds available to satisfy any such margin calls and may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses. The satisfaction of such margin calls may reduce cash flow available for distribution to Common Stockholders. Any reduction in distributions to Common Stockholders may cause the value of the Fund’s Common Stock to decline.

ABS Risk

The Fund may invest up to 20% of its Managed Assets in non-mortgage related ABS. Investing in ABS entails various risks, including credit risks, liquidity risks, interest rate risks, market risks and legal risks. Credit risk is an important issue in ABS because of the significant credit risks inherent in the underlying collateral and because issuers are primarily private entities. The structure of an ABS and the terms of the investors’ interest in the collateral can vary widely depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Important determinants of the risk associated with issuing or holding the securities include the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such ABS, whether collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including the maturity of the ABS itself) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such ABS. The Fund may invest in ABS that are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the transactions in which such securities are issued have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets.

Below Investment Grade (“High Yield” or “Junk”) Securities Risk

A significant portion of the Fund’s portfolio (including both direct and indirect investments) may consist of below investment grade securities. The Fund will invest a substantial portion of its assets in MBS that were originally rated AAA, but subsequently have been downgraded to below investment grade. As a result of being downgraded to below investment grade, these assets will be regarded as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade securities may be particularly susceptible to economic downturns. It is likely that the current economic recession could further disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in Common Stock, both in the short-term and the long-term.

Distressed Situations

The Fund will invest in distressed securities, which are securities and obligations of companies that are experiencing financial or business difficulties. “Distressed situations” investments may result in significant returns to the Fund, but also involve a substantial degree of risk. Among the risks inherent in distressed situations is the fact that it frequently may be difficult to obtain information as to the true condition of the securities being purchased. The market prices of distressed securities are also subject to abrupt and erratic market movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally experienced. Certain categories of PPIP Eligible Assets have been referred to by the financial media as “toxic assets.” If the market continues to view such assets as impaired over the life of the Fund, the Fund may not be able to dispose of such assets or dispose of them at a good return.

The Fund intends to invest in distressed investments including non-performing and sub-performing RMBS and CMBS, many of which are not publicly traded and which may involve a substantial degree of risk.  In certain periods, there may be little or no liquidity in the markets for these securities or instruments.  In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility.  It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected.  If the Subadviser’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment.

Furthermore, investments in assets operating in workout modes or under Chapter 11 of the United States Bankruptcy Code, as amended, and other comparable bankruptcy laws may, in certain circumstances, be subject to certain additional potential liabilities that may exceed the value of the Fund’s original investment. For example, under certain circumstances, lenders who have inappropriately exercised control of the management and policies of a debtor may have their claims subordinated or disallowed or counterclaims may be filed and lenders may be found liable for damages suffered by various parties as a result of such actions. In addition, under certain circumstances, payments to the Fund and distributions by the Fund to its investors may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

Up to 10% of the loans and other assets underlying any PPIP Eligible Asset may be situated outside the United States. Such investments are subject to additional risks and uncertainties related to litigation, bankruptcy, and other laws and regulations affecting the rights and remedies of the Fund with respect to these assets that can create additional financial risks to the Fund.

Credit Risk Associated with Originators and Servicers of Residential and Commercial Mortgage Loans

A number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, have experienced serious financial difficulties, including some that are now subject to federal insolvency proceedings. These difficulties have resulted from many factors, including increased competition among originators for borrowers, decreased originations by such originators of mortgage loans and increased delinquencies and defaults on such mortgage loans, as well as from increases in claims for repurchases of mortgage loans previously sold by them under agreements that require repurchase in the event of breaches of representations regarding loan quality and characteristics. Such difficulties may affect the performance of non-agency RMBS and CMBS backed by mortgage loans. Furthermore, the inability of the originator to repurchase such mortgage loans in the event of loan representation breaches or the servicer to repurchase such mortgage loans upon a breach of its servicing obligations also may affect the performance of related non-agency RMBS and CMBS. Delinquencies and losses on, and, in some cases, claims for repurchase by the originator of, mortgage loans originated by some mortgage lenders have recently increased as a result of inadequate underwriting procedures and policies, including inadequate due diligence, failure to comply with predatory and other lending laws and, particularly in the case of any “no documentation” or “limited documentation” mortgage loans that may support non-agency RMBS, inadequate verification of income and employment history. Delinquencies and losses on, and claims for repurchase of, mortgage loans originated by some mortgage lenders have also resulted from fraudulent activities of borrowers, lenders, appraisers, and other residential mortgage industry participants such as mortgage brokers, including misstatements of income and employment history, identity theft and overstatements of the appraised value of mortgaged properties. Many of these originators and servicers are very highly leveraged. These difficulties may also increase the chances that these entities may default on their warehousing or other credit lines or become insolvent or bankrupt and thereby increase the likelihood that repurchase obligations will not be fulfilled and the potential for loss to holders of non-agency RMBS, CMBS and subordinated security holders.

The servicers of non-agency RMBS and CMBS are often the same entities as, or affiliates of, the originators of these mortgage loans. Accordingly, the financial risks relating to originators of non-agency RMBS and CMBS described immediately above also may affect the servicing of non-agency RMBS and CMBS. In the case of such servicers, and other servicers, financial difficulties may have a negative effect on the ability of servicers to pursue collection on mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on sale of underlying properties following foreclosure.

Non-agency RMBS and CMBS typically provide that the servicer is required to make advances in respect of delinquent mortgage loans. However, servicers experiencing financial difficulties may not be able to perform these obligations or obligations that they may have to other parties of transactions involving these securities. Like originators, these entities are typically very highly leveraged. Such difficulties may cause servicers to default under their financing arrangements. In certain cases, such entities may be forced to seek bankruptcy protection. Due to the application of the provisions of bankruptcy law, servicers who have sought bankruptcy protection may not be required to advance such amounts. Even if a servicer were able to advance amounts in respect of delinquent mortgage loans, its obligation to make such advances may be limited to the extent that it does not expect to recover such advances due to the deteriorating credit of the delinquent mortgage loans or declining value of the related mortgaged properties. Moreover, servicers may overadvance against a particular mortgage loan or charge too many costs of resolution or foreclosure of a mortgage loan to a securitization, which could increase the potential losses to holders of non-agency RMBS and CMBS. In such transactions, a servicer’s obligation to make such advances may also be limited to the amount of its servicing fee. In addition, if an issue of non-agency RMBS and CMBS provides for interest on advances made by the servicer, in the event that foreclosure proceeds or payments by borrowers are not sufficient to cover such interest, such interest will be paid to the servicer from available collections or other mortgage income, thereby reducing distributions made on the non-agency RMBS and CMBS and, in the case of senior-subordinated non-agency RMBS and CMBS described below, first from distributions that would otherwise be made on the most subordinated non-agency RMBS and CMBS of such issue. Any such financial difficulties may increase the possibility of a servicer termination and the need for a transfer of servicing and any such liabilities or inability to assess such liabilities may increase the difficulties and costs in affecting such transfer and the potential loss, through the allocation of such increased cost of such transfer, to subordinated security holders.

There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans. Because the recent financial difficulties experienced by such originators and services is unprecedented and unpredictable, the past performance of the residential and commercial mortgage loans originated and serviced by them (and the corresponding performance of the related non-agency RMBS and CMBS) is not a reliable indicator of the future performance of such residential mortgage loans (or the related non-agency RMBS and CMBS).

Subprime Mortgage Market Risk

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain mortgages and mortgage-related securities. Delinquencies and losses on residential mortgage loans (especially subprime and second-line mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Certain categories of PPIP Eligible Assets, such as RMBS involving adjustable rate mortgages offering different payment options (“Option ARM RMBS”) and certain RMBS involving mortgages made with borrowers with limited credit history or made with limited documentation (“Subprime RMBS”), have been referred to by the financial media as “toxic assets.”  The Fund intends to invest in Option ARM RMBS and select Subprime RMBS.

The Fund may acquire non-agency RMBS backed by collateral pools of mortgage loans that have been originated using underwriting standards that are less restrictive than those used in underwriting “prime mortgage loans” and “Alternative-A mortgage loans.” These lower standards include mortgage loans made to borrowers having imperfect or impaired credit histories, mortgage loans where the amount of the loan at origination is 80% or more of the value of the mortgage property, mortgage loans made to borrowers with low credit scores, mortgage loans made to borrowers who have other debt that represents a large portion of their income and mortgage loans made to borrowers whose income is not required to be disclosed or verified. Due to economic conditions, including increased interest rates and lower home prices, as well as aggressive lending practices, subprime mortgage loans have in recent periods experienced increased rates of delinquency, foreclosure, bankruptcy and loss, and they are likely to continue to experience delinquency, foreclosure, bankruptcy and loss rates that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. Thus, because of the higher delinquency rates and losses associated with subprime mortgage loans, the performance of non-agency RMBS backed by subprime mortgage loans that the Fund may acquire could be correspondingly adversely affected, which could adversely impact the Fund’s results of operations, financial condition and business.

If the economy of the United States further deteriorates, the incidence of mortgage foreclosures, especially subprime mortgages, may continue to increase, which may adversely affect the value of any MBS owned by the Fund. The U.S. Congress and various government regulatory authorities have discussed the possibility of restructuring mortgages and imposing forbearance requirements on defaulted mortgages. Neither LMPFA nor the Subadviser can predict the form any such modifications, forbearance or related regulations might take, and these regulations may adversely affect the value of MBS owned by the Fund.

Tax Risks

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy certain distribution and asset diversification requirements. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Risk of Taxable Income in Excess of Economic Income.    The Fund expects to acquire debt instruments in the secondary market for less than their stated redemption price at maturity. The discount at which such debt instruments are acquired may reflect doubts about their ultimate collectability rather than current market interest rates. The amount of such discount will nevertheless generally be treated as “market discount” for U.S. federal income tax purposes. Market discount on a debt instrument accrues ratably on a daily basis, unless an election is made to accrue market discount on the basis of the constant yield to maturity of the debt instrument, based generally on the assumption that all future payments on the debt instrument will be made. Absent an election to accrue currently, accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made. Payments on residential mortgage loans are ordinarily made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full.

Similarly, many of the debt instruments (including MBS) that the Fund purchases will likely have been issued with original issue discount (“OID”), which discount might reflect doubt as to whether the entire principal amount of such debt instruments will ultimately prove to be collectible. The Fund will be required to report such OID based on a constant yield method and income will be accrued and be currently taxable based on the assumption that all future projected payments due on such debt instruments will be made.

Finally, in the event that any debt instruments (including MBS) acquired by the Fund are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, the Fund may nonetheless be required to continue to recognize the unpaid interest as taxable income as it accrues, despite doubt as to its ultimate collectability. Similarly, the Fund may be required to accrue interest income with respect to subordinate MBS at its stated rate regardless of whether corresponding cash payments are received or are ultimately collectible.

Status as Regulated Investment Company.    As described under the heading “Tax Matters” in the SAI, the Fund must satisfy, among other requirements, an asset diversification test in order to qualify as a regulated investment company under Subchapter M of the Code. Under that test, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

In applying the asset diversification test described in the preceding sentence, the Fund will look through to the assets of the Master Fund, relying in part on an opinion from Simpson Thacher & Bartlett LLP that for purposes of Section 851(b)(3) of the Code, the Fund should be treated as though it directly invested in the assets held by the Master Fund. The opinion is based on analogous provisions in the tax law, on general principles of partnership taxation, and on the purpose and intention of the tax laws governing regulated investment companies. While it reflects the administrative practice of the IRS in rulings that have been issued to other taxpayers and in generally applicable revenue procedures, such administrative interpretations do not constitute official precedent. The opinion notes that there is no specific authority directly on point dealing with the application of Code Section 851(b)(3) to partnership interests held by regulated investment companies and it states that there can be no assurance that the IRS will not successfully challenge the conclusions therein.

If the Fund fails to satisfy as of the close of any quarter the asset diversification test referred to in the preceding paragraphs, it will have 30 days to cure the failure by, for example, selling securities that are the source of the violation. However, because the Feeder Fund may effect withdrawals from the Master Fund only upon written consent of the Treasury, and the Fund may effect withdrawals from the Feeder Fund only upon written consent of the General Partner, the Fund may not be able to withdraw its investment promptly after it has made a decision to do so. As a result, it will be more difficult for the Fund to cure a violation within the 30-day period.

If the Fund fails to cure a violation within 30 days, it may lose its status as a regulated investment company under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to the Fund’s Common Stockholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a regulated investment company could have a material adverse effect on the value of the Fund’s Common Stock and the amount of Fund distributions.

Risks Associated With Fund’s Ability To Satisfy Regulated Investment Company Distribution Requirements.    The Fund generally must distribute annually at least 90% of its taxable income, excluding any net capital gain, in order to maintain its qualification as a regulated investment company for U.S. federal income tax purposes. To the extent that the Fund satisfies this distribution requirement, but distributes less than 100% of its taxable income and net capital gain, the Fund will be subject to U.S. federal corporate income tax on the Fund’s undistributed taxable income. In addition, the Fund will be subject to a 4% nondeductible excise tax if the actual amount that the Fund distributes to its Common Stockholders in a calendar year is less than a minimum amount specified under U.S. federal income tax laws. The Fund intends to make distributions to its Common Stockholders to comply with the requirements of the Code and to avoid paying U.S. federal income taxes and, if practicable, excise taxes, on undistributed taxable income. However, differences in timing between the recognition of taxable income and the actual receipt of cash could require the Fund to sell assets (including Temporary Investments) or borrow funds on a short-term or long-term basis or issue cash-stock dividends (described below) to meet the distribution requirements of the Code.

The Fund may find it difficult or impossible to meet distribution requirements in certain circumstances. Due to the nature of the assets in which the Fund intends to invest, the Fund’s taxable income may exceed the Fund’s net income as determined based on GAAP because, for example, realized capital losses will be deducted in determining the Fund’s GAAP net income but may not be deductible in computing the Fund’s taxable income. In addition, the Fund may invest in assets, including debt instruments requiring the Fund to accrue OID, that generate taxable income (referred to as “phantom income”) in excess of economic income or in advance of the corresponding cash flow from the assets. In addition, if the debt instruments provide for “payment-in-kind” or PIK interest, the Fund may recognize OID for federal income tax purposes. Moreover, the Fund may acquire distressed debt investments that are subsequently modified by agreement with the borrower. If the amendments to the outstanding debt are “significant modifications” under the applicable Treasury regulations, the modified debt may be considered to have been reissued to the Fund in a debt-for-debt exchange with the borrower. In that event, if the debt is considered to be “publicly traded” for federal income tax purposes, the modified debt in the hands of the Fund may be considered to have been issued with OID to the extent the fair-market value of the modified debt is less than the principal amount of the outstanding debt. Also, certain previously modified debt that the Fund acquires in the secondary market may be considered to have been issued with OID at the time it was modified. In general, the Fund will be required to accrue OID on a debt instrument as taxable income in accordance with applicable federal income tax rules even though no cash payments may be received on such debt instrument. In the event a borrower with respect to a particular debt instrument encounters financial difficulty rendering it unable to pay stated interest as due, the Fund may nonetheless be required to continue to recognize the unpaid interest as taxable income. Similarly, the Fund may be required to accrue interest income with respect to subordinate MBS at the stated rate regardless of when their corresponding cash payments are received. Further, the Fund may invest in assets that accrue market discount income, which may result in the recognition of taxable income in excess of the Fund’s economic gain in certain situations or the deferral of a portion of the Fund’s interest deduction paid on debt to incur such assets.

Due to each of these potential timing differences between income recognition or expense deduction and cash receipts or disbursements, there is a significant risk that the Fund may have substantial taxable income in excess of cash available for distribution. To satisfy its distribution requirements, the Fund may borrow on unfavorable terms or distribute amounts that would otherwise be invested in future acquisitions, capital expenditures or repayment of debt. In addition, the Fund may make distributions in its Common Stock to satisfy the distribution requirements necessary to maintain the Fund’s status as a regulated investment company for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes, but no assurances can be given in this regard. Moreover, if the Fund’s only feasible alternative were to make a taxable distribution of the Fund’s Common Stock to comply with the regulated investment company distribution requirements for any taxable year and the value of the Fund’s Common Stock was not sufficient at such time to make a distribution to its Common Stockholders in an amount at least equal to the minimum amount required to comply with such regulated investment company distribution requirements, the Fund would generally fail to qualify as a regulated investment company for such taxable year.

Despite undertaking the efforts mentioned in the previous paragraph, the Fund may not be able to distribute the amounts necessary to satisfy the distribution requirements necessary to meet its regulated investment company status for U.S. federal income taxes and to avoid U.S. federal income and excise taxes. If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a regulated investment company in any year, material adverse tax consequences would result to investors. The Fund would be taxed in the same manner as an ordinary corporation and distributions to the Fund’s Common Stockholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to its Common Stockholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of 10 years, in order to qualify as a regulated investment company in a subsequent year.

Finally, the Master Fund is required to satisfy certain asset coverage ratios according to the terms of financing provided to the Master Fund by the Treasury Debt Financing. If the Master Fund fails to satisfy those asset coverage ratios, it may not be able to make distributions to the Fund, which may adversely affect the Fund’s ability to make cash distributions to its shareholders. See “— Risks Associated with Asset Coverage Requirements and Regulated Investment Company Distribution Requirements.”

Risks Associated with Asset Coverage Requirements and Regulated Investment Company Distribution Requirements.    The Master Fund must satisfy an asset coverage test before distributing its investment proceeds to its investors (including the Feeder Fund and, indirectly, the Fund), which may limit the Fund’s ability to make cash distributions to its shareholders. During the term of any Treasury loan received through the PPIP, the Master Fund is subject to an asset coverage test calculated by dividing (a) the sum of the aggregate market value of all PPIP Eligible Assets and Temporary Investments held by the Master Fund, by (b) the sum of the outstanding principal amount of the Treasury Debt Financing and accrued and unpaid interest due thereon. If a Half Turn Election is in effect, the asset coverage test is satisfied if the asset coverage ratio is equal to or exceeds 225%. If a Full Turn Election is in effect, the asset coverage test is satisfied if the asset coverage ratio is equal to or exceeds 150%. In the event the Master Fund is unable, on any date of determination, to achieve the required asset coverage ratio, it is required to pay down the Treasury Debt Financing until such time as it achieves the required asset coverage ratio. The Master Fund cannot make distributions of its investment proceeds until it satisfies the asset coverage test. In addition, pursuant to the terms of the Treasury Debt Financing, the Master Fund is limited in the amount of distributions it can make if the asset coverage ratio falls below 200% for a Full Turn Election and 300% for a Half Turn Election. There can be no assurance that the Master Fund will achieve the required asset coverage ratio. The Fund’s ability to satisfy the distribution requirements necessary to maintain the Fund’s status as a regulated investment company for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes may be adversely affected by these debt pay down requirements. Commencing on the loan payment date occurring in January 2010 and continuing on each loan payment date thereafter, in the event the Master Fund achieves an asset coverage ratio of 200%, it may make a distribution (after making certain other payments) to its investors (including the Feeder Fund) in an amount not to exceed in any 12-month period the lesser of (1) 8% of its funded capital commitments, and (2) the cumulative net interest income of the Master Fund for the preceding 12-month period. If the Master Fund is restricted in its ability to make cash distributions to the Feeder Fund, the Fund may be unable to satisfy the cash distribution requirements for regulated investment company purposes. The Fund intends to hold MBS and other permitted investments directly and not through the Master Fund to endeavor to satisfy the distribution requirements necessary to maintain the Fund’s status as a regulated investment company for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes, but no assurances can be given in this regard. Further, to satisfy its distribution requirements, the Fund may borrow on unfavorable terms or distribute amounts that would otherwise be invested in future acquisitions, capital expenditures or repayment of debt. In addition, the Fund may make distribution in its common shares to satisfy the distribution requirements necessary to maintain the Fund’s status as a regulated investment company for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes, but no assurances can be given in this regard.

Cash/Stock Dividend Risks.    The Fund may distribute taxable dividends that are payable in cash and shares of the Fund’s common stock at the election of each shareholder. Under IRS Revenue Procedure 2009-15, up to 90% of any such taxable dividend for any Fund taxable year ending on or before December 31, 2009 could be payable in the Fund’s Common Stock with the 10% or greater balance paid in cash. The IRS has also issued (and where Revenue Procedure 2009-15 is not currently applicable, the IRS continues to issue) private letter rulings on cash/stock dividends paid by regulated investment companies and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of Revenue Procedure 2009-15) if certain requirements are satisfied. While such private letter rulings are not official precedent, they may reveal the IRS’s interpretation of the tax laws. Shareholders receiving such dividends will be required to include the full amount of the dividend as taxable income to the extent of the Fund’s current and accumulated earnings and profits for federal income tax purposes. As a result, Common Stockholders may be required to pay federal income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. Common Shareholder sells the Common Stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of the Fund’s Common Stock at the time of the sale. Furthermore, with respect to non-U.S. Common Stockholders, the Fund may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of the Fund’s Common Stockholders determine to sell shares of the Fund’s Common Stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of the Fund’s Common Stock. It is unclear whether and to what extent the Fund will be able to pay taxable dividends in cash and Common Stock (whether pursuant to Revenue Procedure 2009-15 or otherwise).

Government Intervention in Financial Markets

The recent instability in the financial markets discussed above has led the U.S. government to take a number of unprecedented actions (including the creation of PPIP) designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

TARP and the Financial Stability Plan.    On October 3, 2008, the U.S. Congress enacted EESA, which included TARP, a $700 billion program which permits the U.S. Secretary of the Treasury (the “Treasury Secretary”) to buy certain troubled assets. Financial institutions eligible to participate in TARP include, but are not necessarily limited to, depository institutions, brokers and dealers and insurance companies that are established and regulated under U.S. laws and have significant operations in the U.S. The announced initial focus of EESA was commercial and residential mortgages and mortgage-related securities, however, the Treasury Secretary is authorized to purchase any other type of financial instrument if the Treasury Secretary determines that such purchase is necessary to promote financial market stability. In mid-November 2008, the Treasury Secretary announced revisions to TARP including a shifted focus towards strengthening financial institution balance sheets through direct purchases of equity in financial institutions rather than on purchasing troubled assets and additional changes may be made to TARP over time. Other governments may enact similar legislation. In early 2009, the Treasury Secretary announced the Financial Stability Plan (“FSP”), which is aimed at restoring stability to the American financial system. The implications of EESA, TARP and FSP, and of government ownership and disposition of assets and equity stakes, are unclear at this time, and such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s investments.

There can be no assurance that EESA, TARP, FSP, PPIP or other recent U.S. government, Federal Reserve, Treasury and other governmental and regulatory actions will have a beneficial impact on the financial markets, including on current extreme levels of volatility. To the extent the market does not respond favorably to these initiatives or these initiatives do not function as intended, the Fund may not receive the anticipated positive impact from the legislation. There can also be no assurance that the Fund will be eligible to participate in any programs established by the U.S. government or, if the Fund is eligible, that it will be able to utilize them successfully or at all. In addition, because the programs are designed, in part, to restart the market for certain of the Fund’s target assets, the establishment of these programs may result in increased competition for attractive opportunities in target assets. It is also possible that the Fund’s competitors may utilize the programs which would provide them with attractive debt and equity capital funding from the U.S. government. In addition, the U.S. government, the Federal Reserve, the Treasury and other governmental and regulatory bodies have taken or are considering taking other actions to address the financial crisis. The Fund cannot predict whether or when such actions may occur, and such actions could have a dramatic impact on its business, results of operations and financial condition.

Currency Risks

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions intended to protect the Fund from decline in the value of foreign (non-U.S.) currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. While certain of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks. See “—Derivatives Risk.”

Expedited Transactions

Investment analyses and decisions by LMPFA and the Subadviser may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to LMPFA or the Subadviser at the time of an investment decision may be limited, and LMPFA and the Subadviser may not have access to detailed information regarding the investment opportunity. Therefore, no assurance can be given that LMPFA or the Subadviser will have knowledge of all circumstances that may adversely affect an investment.

Extension Risk

Extension, or slower prepayments of the underlying mortgage loans, would extend the time it would take to receive cash flows and would generally compress the yield on non-agency RMBS and CMBS. Rising interest rates can cause the average maturity of the Fund to lengthen due to a drop in mortgage prepayments. This will increase both the sensitivity to rising interest rates and the potential for price declines of the Fund.

“Widening” Risk

The prices of non-agency RMBS or CMBS may decline substantially, for reasons that may not be attributable to any of the other risks described in this prospectus. In particular, purchasing assets at what may appear to be “undervalued” levels is no guarantee that these assets will not be trading at even more “undervalued” levels at a time of valuation or at the time of sale. It may not be possible to predict, or to protect against, such “spread widening” risk.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. LMPFA, the Allocation Subadviser and the Subadviser may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk

The markets for credit instruments, including MBS, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of MBS. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many MBS remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Fund’s MBS uncertain and/or result in sudden and significant valuation increases or declines in its holdings. A significant decline in the value of the Fund’s portfolio would likely result in a significant decline in the value of your investment in Common Stock.

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market and the failure of major financial institutions, have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These developments may increase the volatility of the value of securities owned by the Fund and also may make it more difficult for the Fund to accurately value securities or to sell securities on a timely basis. These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increase defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Fund. In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

New Program Risk

PPIP is a recently-commenced program with a limited operating history. PPIP is without precedent and its effects are impossible to predict with certainty. Such uncertainties of the program may result in challenges for the Fund that make achievement of its investment objective more difficult than would otherwise be the case with more established methods of investing and financing.

The risk factors described herein relating to PPIP and the Fund are based on information available from the Treasury as of the date of this Prospectus. The Treasury and/or the U.S. Congress may change the terms of PPIP at any time and such changes may adversely affect the Fund and its ability to achieve its investment objective and change the risks involved in participating in PPIP.

Investment Focus

The Fund intends to invest, both directly and indirectly in the Master Fund, a substantial portion of its assets in MBS, including leveraged PPIP Eligible Assets. As a result, the Fund will be affected to a greater degree by events affecting the MBS market, and more specifically, the markets for PPIP Eligible Assets, than if it invested in a broader array of securities, and such impact could be considerably greater than if it did not focus its investments to such an extent, particularly as a result of the leveraged nature of its investments. Such restrictions on the type of securities in which the Fund may invest may adversely affect the Fund’s ability to achieve its investment objective.

The Fund is expected to employ a variety of proprietary risk analytics and risk management tools in connection with making and monitoring portfolio investments. Prospective investors should be aware that no risk management or portfolio analytics system is fail-safe, and no assurance can be given that risk frameworks employed by either LMPFA and/or the Subadviser (e.g., stop-win, stop-loss, Sharpe Ratios, loss limits, value-at-risk or any other methodology now known or later developed) will achieve their objectives and prevent or otherwise limit substantial losses. No assurance can be given that the risk management systems and techniques or pricing models will accurately predict future trading patterns or the manner in which investments are priced in financial markets in the future. In addition, certain risk management tools may rely on certain assumptions (e.g., historical interest rates, anticipated rate trends) and such assumptions may prove incorrect.

Competition for Investment Opportunities

Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. Such uncertainty is magnified by the limited duration and other restrictions of PPIP. The Fund’s profitability depends, in large part, on its ability to acquire target assets at attractive prices. In acquiring its target assets, the Fund will compete with a variety of institutional investors, including specialty finance companies, public and private funds (including other funds managed by LMPFA or the Subadviser), commercial and investment banks, commercial finance and insurance companies and other financial institutions. Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than does the Fund. Some competitors may have a lower cost of funds and access to funding sources that may not be available to the Fund, such as funding from the U.S. government, if the Fund is not eligible to participate in certain programs established by the U.S. government. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than the Fund. Furthermore, competition for investments in the Fund’s target assets may lead to the price of such assets increasing, which may further limit the Fund’s ability to generate desired returns. The Fund cannot assure you that the competitive pressures it faces will not have a material adverse effect on its business, financial condition and results of operations. Also, as a result of this competition, desirable investments in the Fund’s target assets may be limited in the future and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that it will be able to identify and make investments that are consistent with its investment objectives. Additional third-party managed investment funds with similar objectives may be formed in the future. Given the foregoing, it is possible that competition for appropriate portfolio investments may increase, thus reducing the number of attractive portfolio investment opportunities available to the Fund and may adversely affect the terms upon which investments can be made. There can be no assurance that the Fund will be able to locate, consummate and exit investments that satisfy its investment objective, or that it will be able to invest the net proceeds from this offering in MBS and PPIP Eligible Assets to the extent necessary to achieve its investment objective.

Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price of Common Stock or your overall returns. In addition, in the event certain PPIP Eligible Assets are prepaid, the Fund may be forced to reinvest the proceeds of such prepaid PPIP Eligible Assets in lower yielding securities, which may reduce the Fund’s income. See “—Interest Rate Risk.”

Reverse Repurchase Agreements Risk

The Fund’s use of reverse repurchase agreements involves many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s net asset value will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Repurchase Agreements Risk

Subject to its investment objective and policies, the Fund may invest in repurchase agreements for leverage or investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Fund’s Board of Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Subadviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Variable Debt Risk

The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

Credit Default Swap Risk

The Fund may invest in credit default swap transactions for hedging or investment purposes. Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation through either physical settlement or cash settlement. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund currently intends to segregate assets on the Fund’s records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by the Fund, the use of credit default swap transactions could then be considered leverage. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

Structured Notes and Related Instruments Risk

The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Insolvency Considerations with Respect to Issuers of Indebtedness

Various laws enacted for the protection of U.S. creditors may apply to MBS in which the Fund invests. If a court in a lawsuit brought by an unpaid creditor or representative of the creditors of an issuer of MBS, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness, and after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which the Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which the Fund invests, payments made on such indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Fund.

Portfolio Valuation for Financial Accounting and Other Reporting Purposes

Valuations of the portfolio investments may involve uncertainties and judgment determinations. Third-party pricing information can vary considerably from one dealer or pricing service to another, and may at times not be available regarding certain of the investments of the Fund. A disruption in the secondary markets for the investments of the Fund may make it difficult to obtain accurate market quotations for purposes of valuing portfolio investments for financial accounting, borrowing and other reporting purposes. Further, because of the overall size and concentrations in particular markets and maturities of positions that may be held by the Fund from time to time, the liquidation values of portfolio investments may differ significantly from the valuations of such portfolio investments derived from the valuation methods described herein.

Some of the Fund’s portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. The Fund will value these investments quarterly at fair value, as determined in accordance with Statement of Financial Accounting Standards, or SFAS, No. 157, “Fair Value Measurements,” which may include unobservable inputs. Because such valuations are subjective, the fair value of certain of the Fund’s assets may fluctuate over short periods of time and the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. The value of the Fund’s Common Stock could be adversely affected if the Fund’s determinations regarding the fair value of these investments were materially higher than the values that it ultimately realizes upon their disposal.

Inverse Floating Rate Securities and Tender Option Bonds Risk.

Subject to certain limitations, the Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding MBS purchased from the Fund or from another third party. An investment in an inverse floating rate security may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the underlying security or index inversely affect the residual interest paid on the inverse floating rate security, the value of an inverse floating rate security is generally more volatile than that of a fixed-rate bond.

Inverse floating rate securities have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floating rate securities have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency.

During times of reduced market liquidity, such as at the present, the Fund may not be able to sell MBS readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of MBS by market participants, such as the Fund, that are seeking liquidity can further reduce MBS prices in an illiquid market. The Fund may seek to make sales of large blocks of MBS as part of its investment strategy or it may be required to raise cash to re-collateralize, unwind or “collapse” tender option bond trusts that issued inverse floating rate securities to the Fund or to make payments to such trusts to enable them to pay for tenders of the short-term securities they have issued if the remarketing agents for those MBS are unable to sell the short-term securities in the marketplace to other buyers (typically tax-exempt money market funds). The Fund’s potential exposure to losses related to or on inverse floating rate securities may increase beyond the value of the Fund’s inverse floater investments as the Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates.

Although volatile, inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

Investment in inverse floating rate securities may amplify the effects of the Fund’s use of leverage. Any economic effect of leverage through the Fund’s purchase of inverse floating rate securities will create an opportunity for increased Common Share net income and returns, but may also result in losses if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

Other Investment Companies Risk

The Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Common Stock) will be diminished.

Risks Related to Fund Distributions

Limited liquidity in the MBS market may affect the market price of MBS securities, thereby adversely affecting the net asset values of the Fund and the Master Fund and their ability to make dividend distributions. Additionally, the terms of PPIP may limit the Master Fund’s ability to distribute cash under certain circumstances, and therefore the Fund may make distributions in cash from a credit facility, liquidate assets at inopportune times, or may make distributions in Common Stock. This risk may be exacerbated by rules under PPIP which will prohibit the Master Fund from selling PPIP Eligible Assets to other public-private investment funds or certain other private investors. Upon its termination, it is anticipated that the Master

Fund will distribute substantially all of its net assets to its partners, including to the Fund through its holdings in the Feeder Fund. The Fund, in turn, will distribute the proceeds received indirectly from the Master Fund and the proceeds from any PPIP Eligible Assets it holds to the Common Stockholders.

Derivatives Risk

The Fund may utilize a variety of derivative instruments, such as options contracts, forward contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets or reference rates. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested.

Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance.

Short Sales Risk

To the extent the Fund makes use of short sales for investment and/or risk management purposes, the Fund may be subject to risks associated with selling short. Short sales are transactions in which the Fund sells securities or other instruments that the Fund does not own. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales where it does not own or have the right to acquire the security sold short at no additional cost. The Fund’s loss on a short sale theoretically could be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. In addition, the Fund’s short selling strategies may limit its ability to benefit from increases in the markets. If the Fund engages in short sales, it will segregate liquid assets, enter into offsetting transactions or own positions covering its obligations; however, such segregation and cover requirements will not limit or offset losses on related positions. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Risks of Short Economic Exposure Through Derivatives

The use by the Fund of derivatives such as options, forwards or futures contracts for investment and/or risk management purposes may subject the Fund to risks associated with short economic exposure through such derivatives. Taking a short economic position through derivatives exposes the Fund to the risk that it will be obligated to make payments to its counterparty if the underlying asset appreciates in value, thus resulting in a loss to the Fund. The Fund’s loss on a short position using derivatives theoretically could be unlimited.

Risks of Futures and Options on Futures

The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

•                  Successful use of hedging transactions depends upon the Subadviser’s ability to correctly predict the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.

•                  There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

•                  Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

•                  There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

•                  There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transactions.

Liquidity Risk

The Fund, both directly and indirectly through its investment through the Feeder Fund in the Master Fund, may invest in MBS, including PPIP Eligible Assets, for which there is no readily available trading market or which are otherwise illiquid. Liquidity risk exists when particular investments are difficult to sell. Securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss.  The prices of securities with limited liquidity may be more volatile than prices of more liquid securities. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and its ability to make dividend distributions. These risks may be exacerbated by rules under PPIP which will prohibit the Master Fund from selling PPIP Eligible Assets to other public-private investment funds or certain other private investors. In addition, the Fund generally may not withdraw from the Feeder Fund and the Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in the Feeder Fund, in whole or in part, without the prior written consent of the General Partner. As a result, the Fund’s investment in the Feeder Fund     % to    % of Managed Assets is illiquid.

When-Issued and Delayed-Delivery Transactions Risk

The Fund may purchase fixed income securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed-delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. See “The Fund’s Investments.” The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including the less stringent diversification requirement that applies to the percent of its total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Risks Related to Potential Conflicts of Interest

LMPFA and the Subadviser manage other registered investment companies, separate accounts, private investment funds and other investment funds, which may raise potential conflicts of interest, including those associated with allocating management time, services and functions, and there can be no assurance that any actual or potential conflicts of interest will not result in the Fund receiving less favorable investment terms in certain investments than if such conflicts of interest did not exist.

Counterparty Risk

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Portfolio Turnover Risk

Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate may result in increased transaction costs for the Fund in the form of increased dealer spreads and other transactional costs, which may have an adverse impact on the Fund’s performance. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s stockholders. The portfolio turnover rate of the Fund will vary from year to year, as well as within a given year.

Temporary Defensive Strategies Risk

When the Subadviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets non-U.S. government securities which have received the highest investment grade credit rating and U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that the Subadviser considers consistent with this strategy. To the extent that the Fund invests defensively, it may not achieve its investment objectives.

Anti-Takeover Provisions

The Fund’s Articles and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving Common Stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock.

Limited Term Risk

As a fundamental policy, the Fund intends to liquidate and distribute substantially all of the Fund’s net assets to stockholders, after making appropriate provision for any liabilities of the Fund, on or about March 1, 2022. Because the assets of the Fund, the Feeder Fund and the Master Fund will be liquidated in connection with their respective terminations, each may be required to sell portfolio securities when they otherwise would not, including at times when market conditions are not favorable, which may cause them to lose money. As they approach their respective termination dates, their respective portfolio composition may change as more of their original PPIP Eligible Assets mature or are called or sold, which may cause their returns to decrease and the net asset value of the Common Stock to fall. Rather than reinvesting the proceeds of matured, called or sold PPIP Eligible Assets, each may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management, or they may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect their performance.

The Feeder Fund and Master Fund will continue until the eighth anniversary of the Master Fund Closing Date, subject to extension at the discretion of the General Partner with the written consent of the Treasury for up to two consecutive one-year periods. The Feeder Fund and Master Fund are subject to earlier dissolution and termination upon the occurrence of certain events, including any of the following:

•                  following the expiration or termination of the Master Fund’s investment period, upon the liquidation of all of the Master Fund’s portfolio investments;

•                  the bankruptcy, dissolution or any similar event of withdrawal of the General Partner (unless the Treasury agrees in writing to continue the business of the Feeder Fund and Master Fund and to the appointment of another general partner); or

•                  the General Partner’s good faith determination that a change in any law, regulation, rule or governmental order (or change in judicial or regulatory interpretation of any law, regulation or governmental order) would materially adversely impact the General Partner, at least a majority in interest of investors in the Master Fund or the investors in the Feeder Fund (including, but not limited to, the Fund), or the affiliates of such investors as a result of their management of, or participation in, the Feeder Fund or the Master Fund.

The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Common Stock in this offering their initial investment on the termination date, and such initial investors and any investors that purchase Common Stock after the completion of this offering may receive more or less than their original investment upon termination.

Market Disruption and Geopolitical Risk

The aftermath of the war with Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation of Iraq cannot be predicted with any certainty. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Common Stock. High-yield securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities than on higher rated securities.

Managed Distribution Risk

Under a managed distribution policy, the Fund would intend to make monthly distributions to stockholders at a fixed rate per share of Common Stock or a fixed percentage of net asset value that may include periodic distributions of long-term capital gains. Under a managed distribution policy, if, for any monthly distribution, ordinary income (that is, net investment income and any net short-term capital gain) and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s previously accumulated earnings and profits or cash generated from the sale of Fund assets. If, for any fiscal year, the total distributions exceeded ordinary income and net realized capital gains (the “Excess”), the Excess would decrease the Fund’s total assets and, as a result, would have the likely effect of increasing the Fund’s expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. If the Fund were to issue senior securities and not be in compliance with the asset coverage requirements of the 1940 Act, the Fund would be required to suspend the managed distribution policy. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution disclosing the sources of the distribution.

Special Risks Related to PPIP

Risks Related to Investments in PPIP Eligible Assets

The Master Fund will invest substantially all of its assets in PPIP Eligible Assets. PPIP Eligible Assets generally are debt securities that entitle the holders thereof to receive payments of interest and principal that depend primarily on the cash flow from or sale proceeds of a specified pool of assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. Investments in these securities may be speculative. Investing in PPIP Eligible Assets entails various risks: credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal risks. PPIP Eligible Assets are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform. PPIP Eligible Assets are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such PPIP Eligible Assets, whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the PPIP Eligible Asset) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such PPIP Eligible Asset. In addition, concentrations of PPIP Eligible Assets of a particular type, as well as concentrations of PPIP Eligible Assets issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the PPIP Eligible Assets to additional risk.

Up to 10% of the loans and other assets underlying any PPIP Eligible Asset may be situated outside the United States. Non-U.S. investments are generally denominated in non-U.S. currencies and involve certain risks not typically associated with investments in the United States. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less governmental supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Furthermore, restrictions imposed to prevent capital flight may make it difficult or impossible to exchange or repatriate foreign currency.

Risks Related to the Role of the Treasury in the Master Fund

As a result of the Treasury providing equity capital and the Treasury Debt Financing to the Master Fund, the Treasury will be able to exercise certain rights and powers in regard to the Master Fund. The Treasury may exercise these rights in its own interest and not in the interests of the Fund or the Common Stockholders. The Treasury’s exercise of these rights and powers in its own interest may adversely affect the Fund and its ability to achieve its investment objective. Specifically:

•                  The Treasury has the sole right to waive the Master Fund’s investment limitations.  Included in the investment limitations are restrictions on the Master Fund’s ability to enter into derivative contracts, to hedge credit risks, to lend PPIP Eligible Assets for any purpose and various restrictions providing limitations on investments that have “subprime” collateral, that were subordinate in the capital structure at the time of purchase, that have Alternative-A collateral or that are CMBS.  A waiver of one or more of these restrictions could allow the Master Fund to make (and therefore cause the Fund to be exposed to) types of investments or investments in aggregate amounts that were unanticipated by investors at the time of their purchase of Common Stock and may ultimately prove detrimental to the Fund or adversely affect its profitability.

•                  The Treasury may, in its sole discretion, terminate the investment period of the Master Fund (which would terminate the investment period of the Feeder Fund) at any time on or after the one year anniversary of the Master Fund Closing Date, regardless of the prior performance of the Master Fund (and therefore the Fund) and its investments.

•                  The Treasury has reserved the right to terminate its commitment to provide Treasury Debt Financing to the Master Fund at any time after the one-year anniversary of the Master Fund Closing Date, in its sole discretion. The Master Fund may be unable to obtain debt financing on similar terms and such actions may adversely affect its ability to purchase PPIP Eligible Assets and may otherwise affect expected returns on its investments. In addition, the definitive documentation evidencing the Treasury Debt Financing contains various covenants restricting the activities of the Master Fund. Failure to comply with these covenants will limit the Master Fund’s ability to borrow from the Treasury and make distributions through the Feeder Fund to the Fund, which will adversely affect the Fund’s returns and may result in negative tax consequences to the Fund. To the extent that Treasury Debt Financing results in a claim on the assets of the Master Fund securing such loan, such claim would be senior to the rights of an investor in the Master Fund, including the Feeder Fund, and ultimately the Fund. As a result, if the losses of the Master Fund were to exceed the amount of capital invested, an investor such as the Feeder Fund, and ultimately the Fund, could lose its entire investment.

•                  The Treasury will receive warrants in the Master Fund. These warrants will be structured as preferential payments to be made to the Treasury after the Master Fund has made distributions to the Feeder Fund and the other partners equal to the capital the Feeder Fund and other partners have invested in the Master Fund. Payments under the warrants would reduce the amount of distributions that would otherwise be payable to Fund shareholders and could pose adverse tax consequences to them.

•                  The Feeder Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in the Master Fund, in whole or in part, without the prior written consent of the Treasury and the Feeder Fund generally may not withdraw from the Feeder Fund.

•                  The consequences of failure of Western Asset or certain affiliates to comply with the conflict of interest and code of ethics requirements in any respect are not certain, but could include the imposition of additional requirements and the removal of the General Partner by the Treasury, as described below.

•                  The Treasury will have the right to remove the General Partner of the Master Fund in its sole discretion in certain circumstances and with the consent of the Feeder Fund and other partners. Removal of the General Partner may adversely affect the ability of the Master Fund and, indirectly, the Fund to achieve their investment objectives. In addition, if the Treasury were to remove the General Partner, a replacement general partner would have to be selected. The Treasury will be required to consent to any replacement general partner for the Master Fund. Any refusal to grant this consent would deny investors in the Master Fund their choice for a replacement general partner. Any delay in granting this consent would cause the Master Fund to miss investment opportunities. During the replacement process, the General Partner will be prohibited from causing the Master Fund to make any new investments and may cause the Master Fund to sell an investment only if the General Partner determines in good faith that the disposition is necessary to avoid a material loss to the Master Fund. The Master Fund, as a result, may miss attractive investment opportunities during this time period. In addition, there can be no assurance that a suitable replacement will be found in a timely manner or at all.

PPIP Amendment Risk

PPIP could be amended pursuant to new legislation or altered through administrative or judicial action. Such amendments or alterations could be retroactive, which could have the effect of preventing the Fund from benefiting from its indirect investment in the Master Fund. While the Treasury may deem such revisions to the PPIP beneficial to the program and the U.S. government and/or U.S. economy as a whole, there can be no assurance that such revisions will prove to be beneficial as anticipated by the Treasury or that such revisions will not be viewed by individual investors as detrimental to their interests.  Examples of the PPIP’s currently existing provisions and guidelines, the manner in which they may be revised, and a discussion of how such revisions could prove detrimental to the Fund or its investors is provided below.

•                  The Treasury has currently released a definition of “Eligible Assets” which are those assets that participating funds (such as the Master Fund) are entitled to invest in (currently non-agency RMBS and CMBS issued prior to 2009 that were originally rated AAA or an equivalent rating by two or more NRSROs without ratings enhancement and that are secured directly by the actual mortgage loans, leases or other assets and not other securities, other than certain swap positions, as determined by the Treasury).  However, there are no restrictions on the Treasury’s ability to broaden the definition of Eligible Assets and accordingly the scope of the investment program to be undertaken by the Master Fund (and therefore, indirectly, the Fund).  There is no guarantee that these additional asset classes will not present unanticipated risks that are not currently associated with the current Eligible Assets (e.g., the Treasury could, if it so chooses, allow the funds in the program to invest in RMBS and CMBS that were originally rated lower than AAA or it could broaden the scope of the program to include higher risk investments in other assets).

•                  In addition to the Treasury’s equity commitment to the funds participating in PPIP, the Treasury has also offered such funds the right to enter into a loan facility with the Treasury and the Fund expects that the Master Fund’s Treasury Debt Financing will be in the amount of 100% of the Master Fund’s aggregate capital commitments. There can be no guarantee that the Treasury will not revise or modify the terms of the Treasury Debt Financing in a manner that is adverse to the Master Fund and, indirectly, the Fund.

•                  While the Treasury has initially pre-qualified only a limited number of fund managers, including Western Asset, to participate in PPIP, any potential expansion by the Treasury of the number of funds and fund managers that are participating in the program will further increase competition for investments in Eligible Assets and could adversely affect the Fund if the Master Fund is unable to participate in enough suitable investments to invest the capital committed to the Master Fund.

Loan Modification Risk

The General Partner of the Master Fund, will, subject to certain conditions, be required to (i) consent on behalf of the Master Fund to reasonable requests from servicers or trustees for approval to participate in the Treasury’s Making Home Affordable Program, or for approval to implement other reasonable loss mitigation measures (including but not limited to, term extensions, rate reductions, principal write downs, or removal of caps on the percentage of loans that may be modified within the securitization structure), and (ii) where the Master Fund acquires 100% of the RMBS that are backed by a particular pool of residential mortgage loans, instruct the servicer or trustee of such securities, if such servicer or trustee is participating in the Making Home Affordable Program, to include such pool of residential mortgage loans in the Making Home Affordable Program. Although the General Partner will only be required to so consent or instruct if it receives reasonably requested information from the servicer or the trustee and access to appropriate individuals at the servicer or the trustee which allows the General Partner to make an independent analysis that the consent or instruction is consistent with its duties as general partner of the Master Fund, any such consent or instruction nevertheless may have a negative effect on the Master Fund’s investment performance, and consequently on the performance on the Fund and the value of the Common Stock.

Feeder and Master Funds Not Registered

The Feeder Fund and Master Fund are not registered under 1940 Act, and their interests are not registered under the Securities Act. The 1940 Act provides certain protections to investors that generally will not apply to investors in the Fund or the Master Fund.  The 1940 Act, among other things, (i) imposes limitations on certain types of investments; (ii) requires that a fund’s board of directors (including in certain instances disinterested directors) approve certain of the fund’s activities and contractual obligations; (iii) requires securities held in custody for a fund at all times to be individually segregated from the securities of any other person and marked to clearly identify such securities as the property of the fund; (iv) prohibits a fund from engaging in certain transactions with its affiliates; (v) requires shareholders to vote on certain matters; and (vi) regulates the relationship between an adviser and a fund.  The Securities Act provides certain protections to investors, none of which will be applicable to the Feeder Fund or Master Fund.

New Financing Program Risk

The Feeder Fund and Master Fund were formed to take advantage of PPIP, a recently-commenced program with a limited operating history. PPIP is designed to encourage the transfer of certain illiquid legacy real estate-related assets off of the balance sheets of financial institutions, restarting the market for these assets and supporting the flow of credit and other capital into the broader economy. PPIP is without precedent and its effects are impossible to predict with certainty. Such uncertainties of the program may result in challenges for the Fund, the Feeder Fund and the Master Fund that make achievement of the Fund’s investment objectives more difficult than would otherwise be the case with more established methods of investing and financing.

Risks Relating to PPIP Distributions; Asset Coverage Requirement and Leverage Ratio Risk

During the term of any Treasury Debt Financing received through PPIP, the Master Fund is subject to an asset coverage test and a leverage ratio test, each which must be satisfied on a pro forma basis to use the Treasury Debt Financing. In addition, failure to satisfy the asset coverage test at specified levels restricts the ability of the Master Fund (and consequently the Fund) to make distributions. The asset coverage test is calculated by dividing (a) the sum of the aggregate market value of all PPIP Eligible Assets and Temporary Investments held by the Master Fund, by (b) the sum of the outstanding principal amount of the Treasury Debt Financing and accrued and unpaid interest due thereon. If a Half Turn Election is in effect, the asset coverage test is satisfied if the asset coverage ratio is equal to or exceeds 225%. If a Full Turn Election is in effect, the asset coverage test is satisfied if the asset coverage ratio is equal to or exceeds 150%. In the event the Master Fund is unable, on any date of determination, to achieve the required asset coverage ratio, it is required to pay down the Treasury Debt Financing until such time as it achieves the required asset coverage ratio. Pursuant to the terms of the Treasury Debt Financing, the Master Fund is limited in the amount of distributions it can make if the asset coverage ratio falls below 200% for the Full

Turn Election and 300% for the Half Turn Election. There can be no assurance that the Master Fund will achieve the required asset coverage ratio. The Fund’s ability to satisfy the distribution requirements necessary to maintain the Fund’s status as a regulated investment company for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes may be adversely affected by these debt pay down requirements imposed on distributions by PPIP. See also “—Tax Risks—Risks Associated with Asset Coverage Requirements and Regulated Investment Company Distribution Requirements.”

Leverage Recourse Risk

The Fund’s investment through the Feeder Fund in the Master Fund does not create recourse liability to the Fund from the Treasury, the Feeder Fund or the other investors in the Master Fund. However, the Treasury Debt Financing provided to the Master Fund is subject to certain terms and conditions, which, if violated by the Master Fund, may under certain limited circumstances lead to the Treasury having recourse to the assets of the Master Fund. For example, upon the occurrence of certain events of default, including, but not limited to, material inaccuracies in the Master Fund’s credit documentation, violation of negative covenants made by the Master Fund, or the asserted invalidity of the Master Fund’s security documents, payments of principal owed to the Treasury will be prioritized over distributions to the Master Fund’s investors, which include the Feeder Fund and therefore the Fund. The Fund has little or no ability to ensure that the Master Fund adheres to the terms and conditions of the Treasury Debt Financing, and there can be no assurance that the Treasury will not have recourse to the assets of the Master Fund as a result.

Limited Recourse to the General Partner and Western Asset

The General Partner has been formed by Western Asset for the purpose of serving as the general partner of the Feeder Fund and the Master Fund. The organizational documents of the Feeder Fund and Master Fund seek to limit the circumstances under which the General Partner or Western Asset can be held liable to the Feeder Fund, the Master Fund or their investors (including the Fund). The General Partner generally will not be held liable with respect to its actions or inactions unless they constitute fraud, willful misconduct, bad faith, or gross negligence.

Limited Recourse to the Treasury

Pursuant to the terms of the partnership agreement governing the Master Fund, the Treasury has reserved all immunities, defenses, rights or actions arising out of either the Treasury’s status as an instrumentality of a sovereign state or entity or under the United States Constitution, and no waiver of any of such immunities, defenses, rights or actions shall be implied or otherwise deemed to exist by Treasury’s entry into such partnership agreement.  As a result, to the extent the Treasury breaches any of its obligations under the partnership agreement governing the Master Fund or the Treasury Debt Financing documents, the Master Fund and the General Partner may have limited, if any, recourse against the Treasury either to require the Treasury to fulfill its obligations under the terms of such agreements or to receive a monetary award for damages.  Any such breach by the Treasury could adversely affect the performance of the Master Fund and, therefore, the Fund.

Master-Feeder Structure

As noted above, investors will invest indirectly in the Master Fund through the Feeder Fund. The “master-feeder” fund structure, and in particular the existence of multiple investment vehicles investing in the same portfolio, presents certain unique risks to investors. Each investment vehicle that invests in the Master Fund may have differing and conflicting tax interests. Accordingly, the investment decisions of Western Asset may not always be consistent with the tax interests of the Feeder Fund or the other investment vehicles that invest in the Master Fund, or the investors in those investment vehicles (including the Fund).

By investing the Fund’s assets in the Feeder Fund, which in turn invests indirectly in the Master Fund, investors may incur certain duplicative fees and expenses.  For more information concerning fees and expenses, please refer to “Summary of Fund Expenses.”  Investors will have no power to vote directly on matters relating to the Feeder Fund or the Master Fund.  In addition, amendments may be made to the governing documents of the Feeder Fund or the Master Fund without the consent of, or notice to, investors in the Fund.

Default

If an investor defaults on its obligation to make required capital contributions, it may be difficult for the Feeder Fund or the Master Fund to make up the shortfall from other sources. The other investors may be required to make additional contributions to replace such shortfall, thereby reducing the diversification of their investments. Under current economic conditions, it has been reported that certain investors in other investment vehicles have suspended, or have threatened to suspend, making capital contributions due to their own financial condition. Any default by one or more investors could have an extremely deleterious effect on the Feeder Fund and the Master Fund, their assets, and the interests of the other investors, including the Fund.

Removal of an Investor

If, in the reasonable judgment of the General Partner, (i) the removal of an investor in the Feeder Fund is necessary to ensure compliance with ERISA, as amended, the United States Bank Holding Company Act of 1956, as amended, or the terms of the Master Fund or (ii) a material adverse effect on any of the Feeder Fund, the Master Fund, other investors in the Feeder Fund, the General Partner, or any of their respective affiliates is likely to result by virtue of an investor’s investment in the Feeder Fund, the Feeder Fund will redeem the entire interest in the Feeder Fund held by such investor by issuing a preferential promissory note payable to the order of the investor in the amount of the fair market value of such interest, as determined by the General Partner in its sole discretion. There can be no certainty that the General Partner’s determination of the fair market value of such interest will be equal to or greater than the valuation that an independent appraiser would determine for the interest. If the Feeder Fund, and indirectly, the Fund, were to be so removed, they may be adversely affected by their exclusion from a portion of the Master Fund’s investment program.

Market Value Calculation May Not Reflect Liquidation Value of PPIP Eligible Assets; Effect on Asset Coverage Test and Leverage Ratio Test

The market value of PPIP Eligible Assets held by the Master Fund is calculated by the Valuation Agent using a specific Treasury-approved pricing process. This process may not produce prices that accurately reflect the liquidation value of PPIP Eligible Assets or their value on a hold-to-maturity basis.

Both the asset coverage test and the leverage ratio test are calculated using the market value of PPIP Eligible Assets. If the market value for a PPIP Eligible Asset decreases, the asset coverage ratio will also decrease, while the leverage ratio will increase. If the asset coverage ratio falls below the level required by the asset coverage test or if the leverage ratio exceeds the level required by the leverage ratio test, the Master Fund will be prohibited from drawing additional Treasury Debt Financing, thus restricting its ability to invest in additional PPIP Eligible Assets and reducing the aggregate investment proceeds generated and distributed by the Master Fund.

Master Fund Hedging Risk

PPIP imposes restrictions on the ability of the Master Fund to hedge its portfolio. Specifically, without the Treasury’s consent, the Master Fund may only use interest rate swaps, caps and collars solely for the purpose of hedging interest rate mismatches between the Treasury Debt Financing and PPIP Eligible Assets. The Master Fund’s ability to in engage in any other hedging strategy will require the consent of the Treasury. There can be no assurance that the Treasury will allow the Master Fund to engage in any other hedging strategy, which could result in the Master Fund suffering losses it otherwise would not have had it been allowed to engage in such hedging strategy.

Restrictions on Acquiring and Selling PPIP Eligible Assets Risk; Risks Relating to Conflict of Interest and Code of Ethics Restrictions

The Master Fund must implement a conflict of interest mitigation plan and a code of ethics reasonably satisfactory to the Treasury that will provide that Western Asset may not, without the Treasury’s consent, acquire PPIP Eligible Assets from, or sell PPIP Eligible Assets to, certain affiliates, any other public-private investment fund or any investor that owns 9.9% or more of the Master Fund. Such restrictions on the type of persons from whom the Master Fund may purchase securities may adversely affect the Master Fund’s (and consequently the Fund’s) ability to achieve its investment objective. In addition, the Master Fund will be prohibited from using any broker-dealer affiliate of Western Asset for executing trades for the Master Fund, purchasing PPIP Eligible Assets with the intention to resell within one week and reselling PPIP Eligible Assets within 24 hours of purchasing such assets. These restrictions may limit the ability of the Master Fund to acquire certain PPIP Eligible Assets that it would otherwise desire to purchase and the ability to sell PPIP Eligible Assets at a time it would otherwise desire to sell PPIP Eligible Assets.

Risks Relating to Affiliates

Section 17(d) of the 1940 Act and Rule 17d-1 thereunder limit the ability of affiliates of registered investment companies from acting as principal to effect any transactions in which the registered investment company is a joint or joint and several participant with the affiliate. If the Fund’s investment in the Feeder Fund were determined to be a prohibited joint transaction under Section 17(d), there could be adverse consequences to the Fund, including the inability to gain exposure to PPIP through an indirect investment in the Master Fund.

MANAGEMENT OF THE FUND

Directors and Officers

The overall management of the business and affairs of the Fund is vested in the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of the Fund, LMPFA, the Subadviser, the Allocation Subadviser and Western Asset Limited, subject always to the investment objectives, restrictions and policies of the Fund and to the general supervision of the Board of Directors. Certain Directors and officers of the Fund are affiliated with Legg Mason, the parent corporation of LMPFA, the Subadviser and Western Asset Limited. All of the Fund’s executive officers hold similar offices with some or all of the other funds advised by LMPFA.

Manager

Legg Mason Partners Fund Advisor, LLC, located at 620 Eighth Avenue, New York, New York 10018, serves as the Fund’s investment manager. LMPFA is a registered investment adviser and will provide administrative and management services to the Fund. As of September 30, 2009, LMPFA’s total assets under management were approximately $182 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason is a global asset management firm. As of September 30, 2009, Legg Mason’s asset management operation had aggregate assets under management of approximately $703 billion.

The Subadviser

Western Asset Management Company, located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as the Fund’s Subadviser. The Subadviser, a wholly-owned subsidiary of Legg Mason, is a registered investment adviser and will have day-to-day responsibility for managing the Fund’s direct investments in MBS and other permitted investments, subject to the supervision of the Fund’s Board of Directors and LMPFA. At the direction of the Allocation Subadviser, the Subadviser may manage assets that the Allocation Subadviser has determined to commit to the Feeder Fund, but have not yet been called by the Feeder Fund.  Assets, including investment income, that are distributed from the Feeder Fund to the Fund but are not distributed to Common Stockholders will be managed by the Subadviser.

As of September 30, 2009, the Subadviser and its investment advisory affiliates over which the Subadviser has operational responsibility, or its supervised affiliates, had approximately $506 billion in assets under management. As of September 30, 2009, Western Asset had a total of $56.0 billion in MBS, of which $17.7 billion was invested in non-agency RMBS, $3.4 billion in CMBS, and $34.9 billion in agency RMBS.

On July 8, 2009, the U.S. Department of the Treasury publicly announced that the Western Asset, in a joint venture with The RLJ Companies, was selected as one of nine pre-qualified asset managers under the PPIP. The joint venture will serve as general partner of the Feeder Fund and the Master Fund and will be responsible for the administrative affairs of each, but will not make any investment decisions. Western Asset will serve as the investment manager of the Feeder Fund and the Master Fund and will be solely responsible for managing all aspects of the Master Fund’s investment and borrowing activities.

The RLJ Companies, founded by Robert L. Johnson, owner of the NBA Charlotte Bobcats and founder of Black Entertainment Television, is a diverse portfolio of companies in the financial services, asset management, real estate, hospitality, professional sports, film production and gaming industries. Headquartered in Bethesda, Maryland, The RLJ Companies also has operations in Charlotte, North Carolina; Los Angeles, California; Orlando, Florida; Little Rock, Arkansas; and San Juan, Puerto Rico.

RLJ Western Asset Management, LLC, an affiliate of Western Asset, is the general partner to the Feeder Fund and the Master Fund. As of September 30, 2009, Western Asset and its supervised affiliates had approximately $506 billion in assets under management.

However, investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which Western Asset acts as investment adviser, including funds with names, investment objectives and policies similar to the Fund.

Non-U.S. Subadviser

In connection with the Subadviser’s service to the Fund, Western Asset Limited will provide certain subadvisory services pursuant to the Western Limited Subadvisory Agreement.  Western Asset Limited was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A2EN.

Western Asset Limited is a corporation organized under the laws of England and is registered under the Investment Advisers Act of 1940, as amended, and has irrevocably designated the Secretary of the SEC, as its agent to accept service of process in any suit, action or proceeding to enforce the provisions of U.S. securities laws. There can be no assurance that Western Asset Limited will have any assets in the United States that could be attached in connection with any action, suit or proceeding. In addition, it may not be possible to enforce judgments of U.S. courts or liabilities in original actions predicated upon civil liability provisions of U.S. law in foreign courts against Western Asset Limited. Furthermore, there can be no assurance that such foreign courts would enforce, in original actions, liabilities against Western Asset Limited predicated solely upon the federal securities laws.

Western Asset Limited is responsible, generally, for managing non-U.S. dollar fixed income mandates, including the related portions of the Subadviser’ broader portfolios, as well as servicing these relationships. Western Asset Limited undertakes investment-related activities including investment management, research and analysis and securities settlement.

While the Subadviser will remain ultimately responsible for investment decisions relating to the Fund’s portfolio, Western Asset Limited will provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments.

Western Asset Limited is a registered investment adviser and is an affiliate of Legg Mason, LMPFA and the Subadviser.

Investment Management Agreement and Subadvisory Agreements

Investment Management Agreement

Under the Fund’s management agreement with LMPFA, subject to the supervision and direction of the Fund’s Board, LMPFA is delegated the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objectives and policies, making investment decisions for the Fund and placing orders to purchase and sell securities. LMPFA performs administrative and management services necessary for the operation of the Fund, such as (1) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, stockholder servicing agents, custodian and other independent contractors or agents; (2) providing certain compliance, Fund accounting, regulatory reporting and tax reporting services; (3) preparing or participating in the preparation of materials for the Fund’s Board of Directors, registration statements, proxy statements and reports and other communications to stockholders; (4) maintaining the Fund’s existence and (5) maintaining the registration and qualification of the Fund’s shares under federal and (if required) state laws.

LMPFA also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

The Fund’s management agreement will continue in effect, unless otherwise terminated, until         , 2011, and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Fund’s Board of Directors or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Directors of the Fund who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Directors”) with such Independent Directors casting votes in person at a meeting called for such purpose. The Fund’s management agreement provides that LMPFA may render services to others. The Fund’s management agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Directors, or by LMPFA on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Fund’s management agreement provides that neither LMPFA nor its personnel or affiliates shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the

Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

Other than the cash management services it provides for certain equity funds, LMPFA does not provide day-to-day portfolio management services. Rather, portfolio management for the Fund is provided by the Subadviser.

Western Asset Subadvisory Agreement

The Subadviser provides services to the Fund pursuant to a subadvisory agreement between LMPFA and Western Asset. Under the subadvisory agreement, subject to the supervision and direction of the Fund’s Board of Directors and LMPFA, the Subadviser will manage the Fund’s portfolio in accordance with the Fund’s investment objectives and policies, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The subadvisory agreement between LMPFA and the Subadviser for the Fund will continue in effect, unless otherwise terminated, until            , 2011 and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Board of Directors or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board of Directors or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Fund’s subadvisory agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser. The Subadviser may terminate the subadvisory agreement on 90 days’ written notice to the Fund and LMPFA. LMPFA and the Subadviser may terminate the subadvisory agreement upon their mutual written consent. The subadvisory agreement will terminate automatically in the event of its assignment.

Western Limited Subadvisory Agreement

Western Asset Limited provides services to the Fund pursuant to a subadvisory agreement between Western Asset Limited and the Subadviser. The Western Limited Subadvisory Agreement provides that, subject to the supervision and direction of the Fund’s Board of Directors and LMPFA, Western Asset Limited will manage the Fund’s portfolio in accordance with the Fund’s investment objectives and policies, make investment decisions for the Fund, place orders to purchase and sell securities and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The Western Limited Subadvisory Agreement will continue in effect, unless otherwise terminated, until         , 2011, and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Board of Directors or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board of Directors or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Western Limited Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Asset Limited. Western Asset Limited may terminate the Western Limited Subadvisory Agreement on 90 days’ written notice to the Fund and the Subadviser. The Subadviser and Western Asset Limited may terminate the Western Limited Subadvisory Agreement upon their mutual written consent. The Western Limited Subadvisory Agreement will terminate automatically in the event of its assignment.

Advisory Fees

For its services, the Fund has agreed to pay LMPFA an annual fee, payable monthly, in an amount equal to      % of the Fund’s average daily Managed Assets. The Fund will pay all of its offering expenses up to and including $0.04 per share of Common Stock. LMPFA has also agreed to pay (i) all of the Fund’s organizational expenses and (ii) offering expenses of the Fund (other than the sales load) that exceed $0.04 per share. The Fund’s management fee and other expenses are borne by the stockholders.

The Allocation Subadviser will receive an annual fee, payable monthly, in an amount equal to    % of the Fund’s average daily Managed Assets. No advisory fee will be paid by the Fund directly to the Allocation Subadviser.

The Subadviser will receive an annual subadvisory fee from LMPFA, payable monthly, in an amount equal to      % of the management fee paid to LMPFA. No advisory fee will be paid by the Fund directly to the Subadviser.

The Subadviser will pay Western Asset Limited a fee for its services at no additional expense to the Fund. Western Asset Limited will receive a fee from Western Asset, payable monthly, in an amount equal to an annual rate of          % of the Fund’s daily Managed Assets related to the Fund’s assets that the Subadviser allocates to Western Asset Limited to manage.

The basis for the Board of Directors’ initial approval of the Fund’s investment advisory and subadvisory agreements will be provided in the Fund’s initial stockholder report. The basis for subsequent continuations of the Fund’s investment advisory and subadvisory agreements will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.

Subadviser Philosophy

In recent years, adverse changes in financial market conditions have required a deleveraging of the entire global financial system and caused the forced sale of large quantities of mortgage-related and other financial assets, resulting in a significant contraction in market liquidity for mortgages and mortgage-related assets. This illiquidity has negatively affected both the terms and availability of financing for most mortgage-related assets, including non-agency RMBS and CMBS, and has generally resulted in mortgage-related assets trading at significantly lower prices compared to prior periods. The recent period has also been characterized by an almost across the board downward movement in non-agency RMBS, CMBS and ABS valuations and correspondingly higher yields to compensate investors for the higher risks associated with owning these assets.  The Fund believes that the current distressed conditions in the financial markets present attractive investment opportunities.

Western Asset’s objective for fixed income management is to provide clients with diversified, tightly controlled, value-oriented portfolios. Western Asset’s management style emphasizes the use of multiple strategies and active sector rotation and issue selection. This philosophy is implemented through uniform application of the following key strategic points:

Value investing

Value investing is Western Asset’s fundamental approach. As sector rotators, Western Asset seeks out the greatest long-term value by assiduously analyzing all sectors of the fixed income market.

Multiple strategies

Western Asset employs multiple strategies, proportioned so that results do not depend on one or two opportunities, and that no single adverse market event should have an overwhelming effect. Western Asset believes this approach can add incremental value over time and can help to reduce volatility.

Integrated Team Approach

Western Asset’s fixed income discipline emphasizes a team approach that unites groups of specialists dedicated to different market sectors. A team of investment professionals at Western Asset will have daily responsibility for the management of the portfolio and for the implementation of the investment process. The investment responsibilities of each sector group are distinct, yet results are derived from the constant interaction that unites the specialty groups into a cohesive investment management team. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts, and an in-house economist who are highly skilled and experienced in all major areas of the fixed income market. They exchange views on a daily basis and meet more formally twice each month to review Western Asset’s economic outlook and investment strategy. This structure seeks to ensure that client portfolios benefit from a consensus that draws on the expertise of all team members.

Subadviser Investment Process

The strategic goal at Western Asset is to add value to client portfolios while adhering to a disciplined risk control process. The portfolio construction process begins with Western Asset’s view regarding the global macroeconomic environment as determined by the firm’s senior portfolio managers. The Fund’s investment management team, who have daily responsibility for the management of the portfolio, exercise their investment discretion with the benefit of this macroeconomic viewpoint. Western Asset’s investment philosophy combines traditional analysis with innovative technology applied to all sectors of the market. Western Asset believes inefficiencies exist in the fixed income markets and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors.  Western Asset’s non-agency MBS and CMBS investment processes are described below.

A key element of the non-Agency RMBS investment process is the forecast of expected losses due to defaults on the underlying non-agency RMBS loan collateral. The level of losses is dependent on the quantity of loans which default and the loss severity upon liquidation of defaulted loans. Western Asset has developed a number of proprietary tools to analyze residential mortgage loan defaults and loss severities that combine loan level characteristics with zip-code level data, such as unemployment rates, and growth rates for incomes, house prices, populations, and housing supply, to project home price levels and loan and security performance. These tools encompass home price models, default models, and loan loss severity models. When projecting future performance, many assumptions have to be made. The Firm uses in-house quantitative research from loan level data to project mortgage pool cash flows, analyze security structures, and ultimately assess the risk in its RMBS positions. Western Asset also makes qualitative adjustments to reflect the current state of the housing market, securities market liquidity, and potential implications of policy changes and macroeconomic conditions.

Western Asset’s CMBS investment process is enhanced and supported by proprietary performance models that combine property level data with commercial real estate market factors, including metropolitan specific economic growth rates, property lease trends and property usage trends, to project loan and security performance.  Western Asset invests across the capital structure in large diverse conduit deals, single borrower and single property deals as well one-off deals such as credit tenant lease transactions. The level of analysis for different securities will vary based on the risk profile of the investment being evaluated. To manage risk appropriately for troubled CMBS, Western Asset evaluates the potential for losses based on both the structure of the security or loan, as well as how the cash flows and values of the underlying properties will contribute to potential defaults and ultimate recoveries.

These non-agency RMBS and CMBS models are continuously back-tested and updated to reflect current economic and real estate market data.  The non-agency MBS and CMBS investment processes will help Western Asset identify securities with attractive relative value across the various sectors of the mortgage markets, including undervalued distressed assets. On a monthly basis, multiple stress analyses will be run to monitor collateral performance, evaluate relative value and serve as the basis for asset dispositions.  In making investment decisions, Western Asset will incorporate its views on the economic environment and the outlook for the mortgage markets, including relative valuation, supply and demand trends, the level of interest rates, the shape of the yield curve, prepayment rates, financing and liquidity, commercial and residential real estate prices, delinquencies, default rates, loss severities, and the recovery of various segments of the economy.

Investment Management Team

Set forth below is information regarding the team of professionals at the Subadviser responsible for overseeing the day-to-day operations of the Fund. The Subadviser utilizes a team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of the Subadviser’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views.

Name, Address and Title	Principal Occupation(s) During Past 5 Years

Additional information about the portfolio managers’ compensation, other accounts managed by them and other information is provided in the SAI.

Control Persons

Prior to the public offering of shares of Common Stock, Legg Mason will purchase shares of Common Stock from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.  Legg Mason may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of Common Stock, which is expected to occur as of the completion of the offering of Common Stock.

Potential Conflicts of Interest

In connection with its management of the Master Fund, Western Asset will adopt a conflict of interest mitigation plan and a code of ethics reasonably satisfactory to the Treasury that will require Western Asset to (i) comply with the 1940 Act, (ii) adhere to specified allocation and valuation policies with respect to investment opportunities for the funds it manages participating in PPIP, (ii) invest a minimum amount set forth by the Treasury of its own firm capital in the Feeder Fund and the Master Fund, (iv) acknowledge fiduciary duties to the Treasury and private investors in the Feeder Fund and the Master Fund, (v) provide access to the Feeder Fund’s and the Master Fund’s records to the Office of the Special Inspector General for the TARP and the U.S. Government Accountability Office, to cause key persons to be available to discuss the Feeder Fund and the Master Fund with the Treasury and others, to provide access to the Treasury and its representatives to the books of the private vehicles that invest in the Feeder Fund and the Master Fund and to retain those documents for at least three years after the termination of the Feeder Fund and the Master Fund, (vi) permit the U.S. Trustee to review its compliance with these plans, (vii) maintain a PPIP Eligible Assets securities watch list and to employ a compliance officer to monitor compliance with allocation policies and other applicable rules, (viii) identify and disclose all conflicts of interest with the Feeder Fund and the Master Fund, (ix) disclose to the U.S. Trustee all information in its possession or in the possession of certain affiliates regarding the beneficial owners of equity in the Feeder Fund, (x) disclose the 10 largest investment positions of the Master Fund, (xi) comply with “know your customer” regulations, Office of Foreign Asset Control statutes and regulations and all relevant federal securities screening laws and anti-money laundering obligations with respect to new investors and transferees, (xii) consent to annual audits of its internal controls by an independent auditor and the delivery of such internal audit to the Treasury, (xiii) implement conflicts of interest policies that will provide that Western Asset may not acquire PPIP Eligible Assets from or sell PPIP Eligible Assets to certain affiliates that are major participants in the market for PPIP Eligible Assets, any other public-private investment fund or any investor that has invested 9.9% or more of the private capital raised by the Master Fund, (xiv) require that all transactions of the Master Fund be conducted on an arm’s length and commercially reasonable basis, (xv) disclose all instances where certain affiliates service or invest in PPIP Eligible Assets, and (xvi) represent that fees paid by the Feeder Fund to any servicer are arm’s length and perform diligence on a regular basis to determine that such fees are at market rates. The plan and code will also prohibit any broker-dealer affiliate of Western Asset from executing trades for the Feeder Fund and address conflicts of interest with Western Asset’s employees and certain of their family members. The Treasury requires that Western Asset implement policies requiring best price and best execution on all Master Fund transactions, no crossing of Master Fund trades, no purchase of PPIP Eligible Assets with the intention to resell within one week and no resale of PPIP Eligible Assets within 24 hours of purchasing such assets. The Treasury can require Western Asset to take corrective action if its participation in any other governmental program could create a conflict of interest.

NET ASSET VALUE

The Fund determines the net asset value of its Common Stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of Common Stock by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred stock and dividends payable) by the total number of shares of Common Stock outstanding. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various other relationships between securities. The Fund values portfolio securities for which market quotations are readily available at the last reported sales price or official closing price on the primary market or exchange on which they trade. Under the Fund’s valuation policies and procedures, which were adopted by the Board, the Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Determination of the Common Stock’s net asset value is made in accordance with GAAP.

The Fund values all other securities and assets at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the NYSE, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors of the Fund. The effect of using fair value pricing is that the Common Stock’s net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market.

Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

The Fund intends to invest   % to   % of the net proceeds of this offering in the Feeder Fund, which will in turn invest in the Master Fund. The Treasury has mandated that MBS held in any public-private investment fund, including the Master Fund, be valued pursuant to a specific Treasury-approved pricing process. This process differs from the process used to value the Fund’s direct investments, described above. Accordingly, the Fund and the Master Fund may arrive at different prices for the same MBS, and any such differences would be reflected in the value determined daily for the Fund’s investment in the Feeder Fund and in turn the net asset value per share of Common Stock published daily by the Fund. On a regular basis, the Fund will obtain information from the Valuation Agent and Western Asset to enable the Fund to monitor such price differences and to take appropriate actions if any material price differences are detected.

DISTRIBUTIONS

The Fund expects to make monthly distributions in cash to Common Stockholders, commencing in approximately 90 days after the completion of this offering. The Fund’s distributions are expected to be composed of net investment income. In addition, the Fund may distribute, at least annually, any net realized capital gains to Common Stockholders.

The Fund may employ a managed distribution policy in order to provide shareholders an opportunity to receive potential realized capital gains and/or principal repayments on its RMBS and CMBS portfolio over time through monthly distributions rather than in potentially large lump sum payments. While the major portion of the Fund’s distributions are projected to be sourced from the Fund’s net investment income, the Fund believes there is a potential for substantial, additional capital appreciation in addition to the Fund’s net investment income over the term of the Fund. Such potential additional returns will depend on a variety of factors, including, among others: the discount pricing obtained in acquiring portfolio securities, the recoveries from the underlying mortgages and the securities currently in default, the actual default losses and prepayment rates of the underlying mortgage pools going forward, the cost of leverage, and the payments on the warrants made by the Master Fund to the Treasury.

If, for any monthly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference may be distributed from the Fund’s assets in the form of a return of capital. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year may include any remaining net investment income and net realized capital gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the Common Stock and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to Common Stockholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net asset value to meet payments prescribed by its distribution policy. For tax purposes, such distributions by the Fund may consist in part of a return of capital to Common Stockholders. The exact tax characteristics of the Fund’s distributions will not be known until after the Fund’s fiscal year-end. Common Stockholders should not confuse a return of capital distribution with “dividend yield” or “total return.”

The ability of the Fund to make distributions to Common Stockholders is dependent, in part, upon the distributions the Master Fund makes to the Feeder Fund and the distributions the Feeder Fund in turn makes to the Fund.

During the Master Fund Investment Period, proceeds otherwise distributable to the Master Fund’s partners (including, indirectly, the Fund) may be retained and re-invested by the General Partner of the Master Fund.  Subject to the Master Fund’s distribution restrictions (including required prepayments of principal on Treasury Debt Financing), the Master Fund is required to distribute any income earned from its investments, including principal paydowns, interest and dividend income and any net proceeds realized from dispositions of investments, no later than 30 calendar days following the end of each fiscal quarter in which such income is received by the Master Fund. However, the General Partner will be allowed to withhold from any distributions amounts necessary to (i) create reasonable reserves for Master Fund expenses, (ii) create reasonable reserves for repayment of indebtedness and (iii) make investments as permitted by PPIP (including with respect to re-investment of investment proceeds during the Investment Period). Generally, distribution of income by the Master Fund will initially be made to the partners in the Master Fund, which include the Treasury and the Feeder Fund, in proportion to each of their respective percentage interests in the Master Fund.

The General Partner of the Feeder Fund will determine the amount of funds available for distribution by each fund to its respective investors, including the Fund, after applying any funds needed to pay expenses of the Feeder Fund (including the Feeder Fund’s share of certain expenses of the Master Fund) or for any reserves established by the Feeder Fund.

At the same time that it pays a monthly distribution, the Fund will send written notices to Common Stockholders of the estimated sources and tax characteristics of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis, in compliance with a federal securities law requirement that any fund paying a distribution from sources other than net investment income disclose to shareholders the respective portion attributable to such other sources. These estimates may be based on certain assumptions about the Fund’s expected investment returns and the realization of net gains, if any, over the remaining course of the year. These estimates may, and likely will, vary over time based on the activities of the Fund and changes in the value of portfolio investments. The Fund expects that it will provide this type of information primarily on a tax basis, instead of on a GAAP basis, because experience has shown that fund shareholders are most concerned about the tax character of their distributions, and because the Fund expects that the distributions’ tax characteristics will fairly reflect the economic basis of the Fund’s distributions and returns. The final determination of the source and tax characteristics of all distributions will be made after December 31 in each year, and reported to Common Stockholders on Form 1099-DIV early the following year.

As explained more fully below in “Tax Matters,” the Fund intends to make distributions to comply with the requirements of the Code and to avoid paying U.S. federal income taxes and, if practicable, excise taxes, on undistributed taxable income. However, in response to differences in the timing between the recognition of taxable income and the actual receipt of cash, as well as limits imposed by the Treasury Debt Financing on the Master Fund’s ability to make distributions to the Feeder Fund and in turn the ability of the Feeder Fund to make distributions to the Fund, the Fund may elect to meet the distribution requirements under the Code by selling assets or drawing on a standby credit facility or by issuing a portion of dividends in the form of Common Stock in lieu of cash. See “Risks—Risks Related to the Fund—Tax Risks” and “—Special Risks Related to PPIP— Risks Relating to PPIP Distributions; Asset Coverage Requirement and Leverage Ratio Risk.”

The Fund may distribute taxable dividends that are payable in cash and the Fund’s Common Stock at the election of each Common Shareholder. On January 7, 2009, the IRS issued IRS Revenue Procedure 2009-15 that temporarily allows a regulated investment company that is traded on an established securities market to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements. Pursuant to this revenue procedure, a regulated investment company may treat a distribution of its own shares as fulfilling its distribution requirements if (i) the distribution is declared with respect to a taxable year ending on or before December 31, 2009 and (ii) each shareholder may elect to receive his or her entire distribution in either cash or shares of the regulated investment company subject to a limitation on the aggregate amount of cash to be distributed to all shareholders, which must be at least 10% of the aggregate declared distribution. If too many shareholders elect to receive cash, each shareholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any shareholder electing to receive cash receive less than 10% of his or her entire distribution in cash. In such case, for U.S. federal income tax purposes, the amount of the dividend paid in stock (i) will be equal to the amount of cash that could have been received instead of stock, unless the regulated investment company issues new shares that are trading at or above net asset value, and (ii) will be equal to the amount of the fair market value of the distributed shares if the regulated investment company issues new shares that are trading at or above net asset value. See “Tax Matters” for tax consequences to shareholders upon receipt of such dividends.

Revenue Procedure 2009-15 is temporary in that it does not apply to dividends declared with respect to taxable years ending after December 31, 2009. It is uncertain whether, and no assurances can be given that, the IRS will extend such guidance for taxable years ending after December 31, 2009. The IRS has also issued (and where Revenue Procedure 2009-15 is not currently applicable, the IRS continues to issue) private letter rulings on cash/stock dividends paid by regulated investment companies and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of Revenue Procedure 2009-15) if certain requirements are satisfied. While such private letter rulings are not official precedent, they may reveal the IRS’s interpretation of the tax laws. No assurances can be given that the IRS will not discontinue or adversely alter such ruling policy. The Fund has not yet decided whether to pay a portion of any future dividend in its Common Stock (whether pursuant to Revenue Procedure 2009-15 or otherwise). Moreover, no assurances can be given that the Fund will be able to pay any such dividend in cash and Common Stock.

At least annually, the Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to Common Stockholders and pay U.S. federal income tax on the retained gain. As provided under federal tax law, Common Stockholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to Common Stockholders.

DIVIDEND REINVESTMENT PLAN

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1)      If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of

(a)          98% of the net asset value per share at the close of trading on the NYSE on the determination date or

(b)         95% of the market price per share of the Common Stock on the determination date.

(2)      If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the amendment or supplement is to be effective. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 877-366-6441.

DESCRIPTION OF SHARES

Common Stock

The Articles authorize the issuance of 100,000,000 shares of Common Stock, par value $0.001 per share. All shares of Common Stock have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Stock will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. The Board of Directors, without stockholder vote, can increase or decrease the aggregate number of shares of Common Stock outstanding and can reclassify any authorized but unissued shares.

The Fund intends to apply to list its Common Stock on the NYSE. The trading or “ticker” symbol of the Common Stock is expected to be “    .” The Fund intends to hold annual meetings of stockholders so long as the Common Stock is listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the NYSE requirements in order for the Common Stock to remain listed.

Net asset value will be reduced immediately following the offering by the amount of the sales load and the offering expenses paid by the Fund up to and including $0.04 per share of Common Stock.

Unlike open-end funds, closed-end funds, like the Fund, do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional shares of Common Stock or sell shares of Common Stock already held, the stockholder may do so by trading on the NYSE through a broker or otherwise. Shares of closed-end funds may frequently trade on an exchange at prices lower than net asset value.

The market value of the Common Stock may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such Common Stock in the market, general market and economic conditions, and other factors beyond the control of the Fund. The Fund cannot assure you that Common Stock will trade at a price equal to or higher than net asset value in the future. The Fund’s Common Stock is designed primarily for long-term investors, and investors in Common Stock should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares.”

The Articles provide that the Fund will terminate on or about March 1, 2022. Upon its termination, the Fund will distribute substantially all of its Managed Assets to stockholders, after making appropriate provision for any liabilities of the Fund. Prior to such termination, the Board of Directors of the Fund will consider whether it is in the best interests of stockholders to terminate and liquidate the Fund. If the Board of Directors determines that under the circumstances, termination and liquidation of the Fund on or about March 1, 2022 would not be in the best interests of stockholders, the Board of Directors will call a special meeting of stockholders to consider an appropriate amendment to the Articles. To approve such an amendment, the Articles require either (i) the affirmative vote of at least 75% of the Board of Directors and at least 75% of the votes entitled to be cast by stockholders (including Preferred Stockholders, if any) or (ii) the affirmative vote of 75% of the Continuing Directors and the approval of the holders of a majority of the votes entitled to be cast thereon by stockholders (including Preferred Stockholders, if any).

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of Common Stockholders, including the election of Directors. Except as provided with respect to any other class or series, the Common Stockholders will possess the exclusive voting power. There is no cumulative voting in the election of Directors, which means that the holders of a majority of the outstanding shares of Common Stock can elect all of the Directors then standing for election, and the holders of the remaining shares of Common Stock will not be able to elect any Directors.

Preferred Stock

The Articles provide that the Fund’s Board of Directors may classify and issue Preferred Stock with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the Common Stockholders. Common Stockholders have no preemptive right to purchase any Preferred Stock that might be issued.

The Fund may elect to issue Preferred Stock as part of its leverage strategy. The Fund currently has the ability to issue leverage, which may include Preferred Stock, representing up to 33 1/3% of the Fund’s Managed Assets immediately after the leverage is issued. The Board of Directors also reserves the right to authorize the Fund to issue Preferred Stock to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Stock plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund’s total assets less liabilities and indebtedness of the Fund (other than leverage consisting of Preferred Stock). However, under current conditions it is unlikely that the Fund will issue Preferred Stock given that most auctions have failed, and the auction market has been largely frozen. Although the terms of any Preferred Stock, including dividend rate, liquidation preference and redemption provisions, will be set forth in the certificate of designation, the Fund believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Stock may be similar to those stated below.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Stock will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Stock plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Stockholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Stock will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights

The 1940 Act requires that the holders of any Preferred Stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of Common Stock and Preferred Stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Stock have the right to elect a majority of the directors of the Fund at any time that two years of dividends on any Preferred Stock are unpaid. The 1940 Act also requires that, in addition to any approval by the stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Stock, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Stock and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Articles of Incorporation and By-Laws.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any shares of Preferred Stock outstanding. The Board of Directors presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law or the Articles, holders of Preferred Stock will have equal voting rights with Common Stockholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Stockholders as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Stock so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Stock. The class vote holders of Preferred Stock described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Stock by the Fund

The terms of any Preferred Stock issued are expected to provide that: (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase Preferred Stock; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Stock by the Fund will reduce any leverage applicable to the Common Stock, while any resale of shares by the Fund will increase that leverage.

The discussion above describes the possible offering of Preferred Stock by the Fund. If the Board of Directors determines to proceed with such an offering, the terms of the Preferred Stock may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Articles. The Board of Directors, without the approval of the Common Stockholders, may authorize an offering of Preferred Stock or may determine not to authorize such an offering, and may fix the terms of the Preferred Stock to be offered.

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION AND BY-LAWS

The Fund has provisions in its Articles and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of stockholders, if there are three or more Directors at that time, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of stockholders in each year thereafter, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only for cause and then only by a vote of the holders of at least 75% of the outstanding Common Stock of the Fund entitled to be cast for the election of Directors.

The Fund’s By-Laws provide that with respect to any annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, the business must be specified in the notice of meeting, brought by or at the direction of the Board of Directors or brought by a stockholder who is entitled to vote at the meeting and who complied with the advance notice procedures of the By-Laws, and it must be a proper subject under applicable law for stockholder action. To be properly brought before a special meeting, the business must be specified in the notice of meeting, brought by or at the direction of the Board of Directors, and it must be a proper subject under applicable law for stockholder action.

The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the stockholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors, in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A “Continuing Director” is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person, other than an investment company advised by LMPFA, who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since September 17, 2009, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. To amend the Articles to change any of the provisions of the first paragraph under this heading, this paragraph or the following paragraph, the Articles require either (i) the affirmative vote of at least 75% of the entire Board of Directors and at least 75% of the votes entitled to be cast by stockholders or (ii) the affirmative vote of 75% of the Continuing Directors and the approval of the holders of a majority of the votes entitled to be cast thereon by stockholders.

The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the stockholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i)                     a merger, consolidation or statutory share exchange of the Fund with or into any other person;

(ii)      issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuance of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business;

(iii)     sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (each of the transactions within clauses (i), (ii) and (iii) above being known individually as a “Business Combination”);

(iv)     the voluntary liquidation or dissolution of the Fund or an amendment to the Articles to terminate the Fund’s existence; or

(v)      unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required.

The Articles and By-Laws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters generally at least 60 but no more than 90 days prior to the first anniversary of the preceding year’s annual meeting.

The Fund has provisions in its Articles and By-Laws that authorize the Fund, to the maximum extent permitted by Maryland law, to indemnify any present or former Director or officer from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former Director or officer of the Fund and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Pursuant to the By-Laws, absent a court determination that an officer or Director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Fund to indemnify such person will be based upon the reasonable determination of independent counsel or nonparty Independent Directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Reference is made to the Articles and By-Laws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their Common Stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. These provisions, however, offer several possible advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the Common Stock required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•                  any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or

•                  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under the statute if the board of directors of a corporation approved in advance the transaction by which he otherwise would have become an interested stockholder.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•                  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•                  66 2/3% of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder.

The business combination statute may discourage others from trying to acquire control of the Fund and increase the difficulty of consummating any offer.

Maryland law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•                  one-tenth or more but less than one-third,

•                  one-third or more but less than a majority, or

•                  a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The control share acquisition statute does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, or (b) to acquisitions approved or exempted by the charter or by-laws of the corporation.

The control share acquisition statute may discourage others from trying to acquire control of the Fund and increase the difficulty of consummating any offer.

REPURCHASE OF FUND SHARES

The Fund is a closed-end investment company, and as such the Common Stockholders will not have the right to cause the Fund to redeem their Common Stock. Instead, liquidity will be provided through trading in the open market. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market but is under no obligation to do so.

TAX MATTERS

The discussion below and certain disclosure in the SAI provide general tax information related to an investment in the Fund’s Common Stock.  Because tax laws are complex and often change, Common Stockholders should consult their tax advisors about the tax consequences of an investment in the Fund.  Unless otherwise noted, the following tax discussion applies only to U.S. stockholders that hold the Common Stock as a capital asset.  A U.S. stockholder is an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in the Common Stock. No private letter ruling has been sought from the IRS regarding any matter discussed herein. Except for the opinion described below concerning the asset diversification test, counsel to the Fund has not rendered and will not render any legal opinion to the Fund regarding any tax consequences relating to the Fund or an investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.

The Fund intends to elect to be treated and to qualify each taxable year as a regulated investment company (a “RIC”) under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to RICs, the Fund must, among other things: (1) distribute to its stockholders in each taxable year at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid); (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its stockholders. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

A RIC that fails to distribute, by the close of each calendar year, at least 98% of its ordinary taxable income and at least 98% of its capital gain net income, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required percentages of such distributions. For these purposes, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. To avoid the imposition of this excise tax, the Fund intends to make the required distributions of its ordinary taxable income and its capital gain net income, to the extent possible, by the close of each calendar year.

The Fund will invest approximately         % to          % of the net proceeds from this offering indirectly through the Feeder Fund in the Master Fund, each of which is treated as a partnership for U.S. federal income tax purposes. Consequently, with respect to its indirect investment in the Master Fund, the Fund’s income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by the Master Fund. For purposes of satisfying the income and asset diversification tests applicable to a RIC under the Code, the Fund intends to look through to the assets of the Master Fund, relying in part on an opinion from Simpson Thacher & Bartlett LLP that for the purposes of the asset diversification test of Section 851(b)(3) of the Code, the Fund should be treated as if it directly invested in the assets that are held by the Master Fund. The opinion is based on analogous provisions in the tax law, on general principles of partnership taxation, and on the purpose and intention of the tax laws governing RICs. While it reflects the administrative practice of the IRS in rulings that have been issued to other taxpayers and in generally applicable revenue procedures, such administrative interpretations do not constitute official precedent. The opinion notes that there is no specific authority directly on point dealing with the application of Code Section 851(b)(3) to partnership interests held by RICs and it states that there can be no assurance that the IRS will not successfully challenge the conclusions therein.

If the Fund fails to satisfy this asset diversification test as of the close of any quarter, it will have 30 days to cure the failure by, for example, selling securities that are the source of the violation. However, because the Feeder Fund may effect withdrawals from the Master Fund only upon written consent of the Treasury, and the Fund may effect withdrawals from the Feeder Fund only upon written consent of the General Partner, the Fund may not be able to withdraw its investment promptly after it has made a decision to do so. As a result, it will be more difficult for the Fund to cure a violation within the 30-day period.

If the Fund fails to cure a violation within 30 days, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to stockholders. In addition, all distributions (including distributions of net capital gain) would be taxed to the Fund’s Common Stockholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC could have a material adverse effect on the value of the Fund’s shares and the amount of Fund distributions.

Distributions to Common Stockholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt instruments (included MBS)), and of net short-term capital gains, if any, realized by the Fund will be taxable to Common Stockholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the Common Stockholder has owned Common Stock of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Stockholder as a return of capital which is applied against and reduces the Common Stockholder’s basis in his or her shares of Common Stock. To the extent that the amount of any such distribution exceeds the Common Stockholder’s basis in his or her shares, the excess will be treated by the Common Stockholder as gain from a sale or exchange of the Common Stock. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate stockholders before January 1, 2011.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Stock of the Fund. Common Stockholders receiving distributions in the form of additional Common Stock of the Fund (i) will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues new shares of Common Stock that are trading at or above net asset value, and (ii) will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Stock if the Fund issues new shares of Common Stock that are trading at or above net asset value.

As described in “Distributions” above, the Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its Common Stockholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Common Stockholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Common Stockholders will be notified annually as to the U.S. federal tax status of distributions, and Common Stockholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, if the Fund issues a class of preferred shares, then the Fund intends each year to allocate ordinary income dividends and distributions of net capital gain, if any, between its Common Stock and preferred shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.

Although dividends generally will be treated as distributed when paid or reinvested in additional Common Stock, dividends declared in October, November or December, payable to Common Stockholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by Common Stockholders) on December 31 of the year in which declared.

In general, the sale or other disposition of Common Stock will result in capital gain or loss to Common Stockholders. A Common Stockholder’s gain or loss generally will be a long-term gain or loss if the Common Stock has been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law net capital gains will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010 (and thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise), while short-term capital gains and other ordinary income will be taxed at a maximum rate of 35%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a Common Stockholder on the sale or exchange of Common Stock held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Stock. In addition, no loss will be allowed on the sale or other disposition of Common Stock if the owner acquires or enters into a contract or option to acquire securities that are substantially identical to such Common Stock within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

If a Common Stockholder is neither a citizen nor a resident of the United States, certain dividends received by such Common Stockholder from the Fund may be subject to U.S. federal withholding tax. To the extent that Fund distributions consist of ordinary dividends or other payments that are subject to withholding, the Fund will withhold U.S. federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, ordinary dividends that are designated by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the Fund beginning before January 1, 2010. There can be no assurance that legislation will be enacted that would extend this exemption for future taxable years.

If a Common Stockholder does not provide the Fund with its correct taxpayer identification number and any required certifications, such Common Stockholder may be subject to backup withholding at the rate of 28% on its taxable distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to Common Stockholders who are neither citizens nor residents of the United States.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the RIC rules. These rules could therefore affect the character, amount and timing of distributions to Common Stockholders. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its Common Stockholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions. The foregoing does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. stockholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Common Stockholders are advised to consult with their own tax advisors for more detailed information concerning U.S. federal income tax matters.

UNDERWRITING

Subject to the terms and conditions stated in the Fund’s underwriting agreement dated         , each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of Common Stock set forth opposite the underwriter’s name.

Underwriters	Number of Common Stock

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the shares of Common Stock included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares of Common Stock (other than those covered by the over-allotment option described below) if they purchase any of the shares of Common Stock. The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The underwriters propose to offer some of the shares of Common Stock directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares of Common Stock to dealers at the public offering price less a concession not to exceed $      per share of Common Stock. The sales load the Fund will pay of $0.90 per share of Common Stock is equal to 4.50% of the initial offering price. The underwriters may allow, and dealers may reallow, a concession not to exceed $         per share of Common Stock on sales to other dealers. If all of the shares of Common Stock are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any shares of Common Stock purchased on or before          , 2010.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to         additional shares of Common Stock at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase a number of additional shares of Common Stock approximately proportionate to such underwriter’s initial purchase commitment.

The Fund has agreed that, for a period of 180 days from the date of this Prospectus, it will not, without the prior written consent of            , on behalf of the underwriters, offer, sell, contract to sell, pledge or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) of any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock.             , in its sole discretion, may release any of the securities subject to this lock-up agreement at any time without notice. Notwithstanding the foregoing, if (i) during the last 17 days of the 180-day restricted period, the Fund issues an earnings release or announces material news or a material event relating to the Fund; or (ii) prior to the expiration of the 180-day restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the announcement of the material news or material event.

Prior to this offering, there has been no public market for the Common Stock. Consequently, the initial public offering price for the shares of Common Stock was determined by negotiation among the Fund, LMPFA, the Subadviser and the representatives. There can be no assurance, however, that the price at which the shares of Common Stock will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in the Common Stock will develop and continue after this offering. The Fund intends to apply to list its Common Stock on the NYSE. The trading or “ticker” symbol of the Common Stock is expected to be “     .”

The following table shows the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of Common Stock.

	Per Share		Total
	No	Full	No	Full
	Exercise	Exercise	Exercise	Exercise
Public offering price	$20.00	$20.00
Sales load	$0.90	$0.90
Expenses payable by the Fund	$0.04	$0.04
Proceeds, after expenses, to the Fund	$19.06	$19.06

The fees described below under “—Additional Compensation to be Paid by LMPFA” are not reimbursable to LMPFA by the Fund and are therefore not reflected in the expenses payable by the Fund in the table above.

The expenses of the offering payable by the Fund are estimated at $         . LMPFA has agreed to pay (i) all organizational expenses of the Fund and (ii) offering costs of the Fund (other than sales load) that exceed $0.04 per share of Common Stock.

In connection with the requirements for listing the Common Stock on the NYSE, the underwriters have undertaken to sell lots of 100 or more shares of Common Stock to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 shares of Common Stock.

In connection with the offering, the underwriters may purchase and sell shares in the open market. Purchases and sales in the open market may include short sales, purchases to cover short positions, which may include purchases pursuant to the over-allotment option, and stabilizing purchases.

•                  Short sales involve secondary market sales by the underwriters of a greater number of shares than they are required to purchase in the offering.

•                  “Covered” short sales are sales of shares in an amount up to the number of shares represented by the underwriters’ over-allotment option.

•                  “Naked” short sales are sales of shares in an amount in excess of the number of shares represented by the underwriters’ over-allotment option.

•                  Covering transactions involve purchases of shares either pursuant to the over-allotment option or in the open market after the distribution has been completed in order to cover short positions.

•                  To close a naked short position, the underwriters must purchase shares in the open market after the distribution has been completed. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

•                  To close a covered short position, the underwriters must purchase shares in the open market after the distribution has been completed or must exercise the over-allotment option. In determining the source of shares to close the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

•                  Stabilizing transactions involve bids to purchase shares so long as the stabilizing bids do not exceed a specified maximum.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the underwriters, in covering short positions or making stabilizing purchases, repurchase shares originally sold by that syndicate member.

Purchases to cover short positions and stabilizing purchases, as well as other purchases by the underwriters for their own accounts, may have the effect of preventing or retarding a decline in the market price of the shares. They may also cause the price of the shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE, in the over-the-counter market or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

A Prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representatives may agree to allocate a number of shares of Common Stock to the underwriters for sale to their online brokerage account holders. The representatives will allocate shares of Common Stock to underwriters that may make internet distributions on the same basis as other allocations. In addition, shares of Common Stock may be sold by the underwriters to securities dealers who resell shares of Common Stock to online brokerage account holders.

The Fund, LMPFA and the Subadviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Prior to the public offering of shares of Common Stock, Legg Mason will purchase shares of Common Stock from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.  Legg Mason may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of Common Stock, which is expected to occur as of the completion of the offering of Common Stock.

Certain underwriters have performed investment banking, commercial banking and advisory services for LMPFA, the Subadviser and their affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for the Fund, LMPFA, the Subadviser and their affiliates in the ordinary course of business.

Additional Compensation to be Paid by LMPFA

LMPFA (and not the Fund) may pay certain qualifying underwriters a marketing and structuring fee, a sales incentive fee or additional compensation in connection with the offering.

As part of the Fund’s payment of the Fund’s offering expenses, the Fund has agreed to pay expenses related to the filing fees incident to, and the reasonable fees and disbursements of counsel to the underwriters in connection with, the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of the Common Stock and the transportation and other expenses incurred by the underwriters in connection with presentations to prospective purchasers of the Common Stock.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load the Fund will pay of $0.90 per share is equal to 4.50% of gross proceeds. The reimbursable expenses described in the preceding paragraph will not exceed      % of gross proceeds. The marketing and structuring fees, sales incentive fees or additional compensation that may be paid by LMPFA to certain qualifying underwriters will not exceed $              million in the aggregate. Total compensation to the underwriters will not exceed 9.00% of gross proceeds.

The principal business address of         is               .

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is                .. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, stockholder services and dividend paying agent is                 .

LEGAL OPINIONS

Certain legal matters in connection with the Common Stock will be passed upon for the Fund by Simpson Thacher & Bartlett LLP, New York, New York and for the underwriters by      . Simpson Thacher & Bartlett LLP and          may rely as to certain matters of Maryland law on the opinion of                   .

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

Until            (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Stock, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                    Shares

Western Asset Mortgage

Defined Opportunity Fund Inc.

Common Stock

$20.00 per Share

PROSPECTUS

                , 2010

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, Dated        , 2010

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC.

STATEMENT OF ADDITIONAL INFORMATION

Western Asset Mortgage Defined Opportunity Fund Inc. (the “Fund”) is a newly organized, non-diversified, limited term, closed-end management investment company.

This Statement of Additional Information relating to shares of common stock, $0.001 par value per share of the Fund (“Common Stock”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated         , 2010, and as it may be supplemented (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Stock, and investors should obtain and read the Fund’s Prospectus prior to purchasing Common Stock. A copy of the Fund’s Prospectus, annual and semi-annual reports (when available) and additional information about the Fund may be obtained without charge by calling (888) 777-0102, by writing to the Fund at 55 Water Street, New York, NY 10041 or by visiting the Fund’s website (http://www.leggmason.com/cef).  The information contained in, or accessed through, the Fund’s website is not part of the Fund’s Prospectus or this Statement of Additional Information.  Prospective investors may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated         , 2010.

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INVESTMENT OBJECTIVES AND POLICIES

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

INVESTMENT RESTRICTIONS

The following restrictions, along with the Fund’s investment objectives and its intention to liquidate and distribute substantially all of the Fund’s net assets to stockholders, after making appropriate provision for any liabilities of the Fund, on or about March 1, 2022, are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities.  For the purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.  The other policies and investment restrictions are not fundamental polices of the Fund and may be changed by the Fund’s Board of Directors (the “Board of Directors”) without stockholder approval. Except with respect to the Fund’s ability to borrow under subparagraph (7) below, if a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions, the Fund may not:

(1)                          issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), except as otherwise described in the Prospectus;

(2)                          make loans to other persons, except as permitted by (i) 1940 Act, or interpretations or modifications by the United States Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(3)                          underwrite the securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the sale and purchase of portfolio securities;

(4)                          invest 25% or more of the value of its total assets in any one industry provided that such limitation shall not be applicable to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

(5)                          purchase or sell commodities, commodity futures contracts or commodity options except as permitted by (i) 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(6)                          make short sales of securities or purchase any securities on margin, except as described under the heading “The Fund’s Investments” in the Prospectus; and

(7)                          borrow money, except as permitted by (i) 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

With respect to the limitation regarding the issuance of senior securities set forth in subparagraph (1) above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing and form of senior securities that may be issued. Certain portfolio management techniques, such as credit default swaps, the purchase of securities on margin, short sales or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

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Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to the limitation regarding making loans to other persons set forth in subparagraph (2) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

With respect to the limitation regarding underwriting the securities of other issuers set forth in subparagraph (3) above, a technical provision of the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause a fund to be engaged in the business of underwriting, the policy set forth in subparagraph (3) will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

For purposes of applying the limitation set forth in subparagraph (4) above, securities of the U.S. government, its agencies or instrumentalities and securities backed by the credit of a U.S. governmental entity are not considered to represent industries. If the Fund were to “concentrate” its investments in a particular industry, investors would be exposed to greater risks because the Fund’s performance would be largely dependent on that industry’s performance.

With respect to the limitation regarding the purchase or sale of commodities, commodity futures contracts or commodity options set forth in subparagraph (5) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

With respect to the limitation regarding the Fund’s ability to borrow set forth in subparagraph (7) above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund covers its obligations by segregating liquid assets, entering into offsetting transactions or owning positions covering related obligations.

Except with respect to the Fund’s ability to borrow under subparagraph (7) above, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by Western Asset Management Company (the “Subadviser”), the Fund’s subadviser, to be of comparable quality), or change in the percentage of the Fund’s assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment until the Subadviser determines that it is practicable to sell or close out the investment without adverse market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, the Subadviser will treat the security as being in the highest rating category.

The Fund may not change its policy to invest at least 80% of its Managed Assets (as defined below) in mortgage-backed securities (“MBS”) directly, and indirectly through a separate investment as a limited partner in a Delaware limited partnership (the “Feeder Fund”) organized as a private feeder fund which invests substantially all of its assets available for investment, alongside the U.S. Department of the Treasury (the “Treasury”), in a Delaware limited partnership (the “Master Fund”), organized as a master fund and to invest directly in MBS and other assets eligible for purchase under the Legacy Securities

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Public-Private Investment Program (“PPIP”) unless it provides stockholders with at least 60 days’ written notice of such change.

Investment Limitations of the Fund with Respect to the Fund’s Interest in the Feeder Fund and the Master Fund

The Feeder Fund and the Master Fund will be subject to the investment limitations described in the Prospectus. As a result of the Treasury providing equity capital and debt financing through a senior secured multi-draw term loan facility which is non-recourse to the investors in the Master Fund, subject to certain exceptions (the “Treasury Debt Financing”), to the Master Fund pursuant to the terms of PPIP, the Treasury will have certain rights and powers in regard to the Master Fund, which will indirectly subject the Fund to various risks not typically associated with an investment in a registered closed-end investment company. See “Risks—Special Risks Related to PPIP—Risks Related to the Role of the Treasury in the Master Fund” in the Prospectus.

The Master Fund will not, without the written consent of the Treasury and notice to the Fund:

•                  acquire directly or indirectly through a flow-through entity a residual interest in a real estate mortgage investment conduit;

•                  invest in any securities or assets other than assets or securities eligible for purchase under the terms of PPIP (“PPIP Eligible Assets”), Temporary Investments (as defined below), permitted interest rate hedges and other investments described herein;

•                  enter into any derivative contract unless such contract is intended solely to hedge the Master Fund’s interest rate exposure with respect to any debt obligation;

•                  hedge any credit risks arising from investments made by the Master Fund;

•                  directly or indirectly lend PPIP Eligible Assets, Temporary Investments or any economic interest therein for any purpose (including to facilitate delivery of a short sale);

•                  invest more than 5% of the Master Fund’s aggregate capital commitments in any particular issuance of PPIP Eligible Assets (as measured by CUSIP number);

•                  invest more than 25% of the Master Fund’s aggregate capital commitments in PPIP Eligible Assets that were originally issued AAA but were subordinate in the capital structure at the time of purchase;

•                  invest more than 60% of the Master Fund’s aggregate capital commitments in PPIP Eligible Assets that have Alternative-A collateral; or

•                  invest more than 60% of the Master Fund’s aggregate capital commitments in CMBS; or

•                  notwithstanding the withdrawal of a direct investor in the Feeder Fund or any other fund sponsored by the General Partner or the default of a direct investor in the Feeder Fund or a fund sponsored by the General Partner or the failure of any partner in the Master Fund to make, when due, any portion of a capital contribution required to be contributed by such partner, make any investment unless the partners of the Master Fund other than the Treasury have, in the aggregate, contributed an amount equal to the sum of their respective pro rata shares of the capital contributions required for such investment.

In addition to PPIP Eligible Assets, the Master Fund may also invest in (i) cash, (ii) bank deposits, (iii) Treasury securities with maturities of not more than 90 calendar days, (iv) money market mutual funds that (a) are registered with the the SEC and regulated under Rule 2a-7 promulgated under the 1940 Act and (b) invest exclusively in direct obligations of the United States or obligations the prompt payment of the principal of and interest on which is unconditionally guaranteed by the United States, (v) repurchase agreements secured by Treasury securities (if permitted by the Treasury) and (vi) any other investment approved by the Treasury in writing (collectively, “Temporary Investments”).

Due to restrictions imposed on the Master Fund by the terms of the Treasury Debt Financing, the Master Fund may use interest rate derivatives solely for the purpose of hedging interest rate mismatches between the Treasury Debt Financing and

3

PPIP Eligible Assets. The Master Fund’s ability to use derivative contracts and engage in other strategic transactions for other hedging and risk management purposes generally will require the consent of the Treasury. See “Risks—Risks Related to the Fund—Restrictions Placed of Hedging” in the Prospectus.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objectives, policies, and techniques that are described in the Prospectus.

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in MBS directly, and indirectly through a separate investment as a limited partner in the Feeder Fund. The Feeder Fund invests substantially all of its assets available for investment, alongside the Treasury, in the Master Fund, which is organized to invest directly in MBS and other assets eligible for purchase under PPIP.  The Fund also may invest up to 20% of its Managed Assets in other permitted investments, including cash and cash equivalents; Treasury securities; non-mortgage related ABS backed by various asset classes including, but not limited to, small balance commercial mortgages, aircrafts, automobiles, credit cards, equipment, manufactured housing, franchises, recreational vehicles and student loans; and investment grade and below investment grade fixed income securities including bonds, debentures, notes, commercial paper and other similar types of debt instruments including hybrid securities. The Fund also may invest in any newly developed mortgage-related derivatives that may hereafter become available for mortgage investing.

As used throughout the Fund’s Prospectus and this Statement of Additional Information, “Managed Assets” means the Total Assets of the Fund plus any implicit leverage at the Master Fund level attributable to the Fund’s investment in the Feeder Fund.  “Total Assets” means nets assets of the Fund plus the amount of any leverage at the Fund level through borrowings, including loans from certain financial institutions, the use of reverse repurchase agreements and/or the issuance of debt securities, and assets attributable to the issuance of preferred stock that may be outstanding.

Portfolio Composition

MBS

The following describes certain characteristics of MBS. It should be noted that new types of MBS are developed and marketed from time to time and that, consistent with its investment limitations, the Fund may invest in those new types of MBS that the Subadviser believes may assist it in achieving the Fund’s investment objectives.

Yield Characteristics.  Interest and principal payments on MBS are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities.  Mortgage pass-through securities represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the Fund and not to the purchase of shares of the Fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the

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individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which the Fund may invest may include those issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae Certificates”), the Federal National Mortgage Association (“Fannie Mae Certificates”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac Certificates”).

Ginnie Mae Certificates.  The Government National Mortgage Association (“Ginnie Mae”) is a wholly-owned United States corporation within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans (“FHA Loans”) or Veterans’ Administration Loans (“VA Loans”) and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates.  The Federal National Mortgage Association (“Fannie Mae”) is a government sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development.  Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates.  The Federal Home Loan Mortgage Corporation (“Freddie Mac”) is a stockholder owned corporation created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”), and subject to general regulation by the Department of Housing and Urban Development. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

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The U.S. government has provided financial support to Fannie Mae and Freddie Mac but there can be no assurance that it will support the or other government sponsored entities in the future.

Asset-Backed Securities

Asset-backed securities (“ABS”) are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. ABS frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. While residential mortgages were the first financial assets to be securitized in the form of MBS, non-mortgage related securitizations have grown to include many other types of financial assets, including, but not limited to, small balance commercial mortgages, aircrafts, automobiles, credit cards, equipment, manufactured housing, franchises, recreational vehicles and student loans.

ABS present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of ABS will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of ABS may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

Corporate Bonds

The Fund may invest in corporate bonds.  Corporate bonds include a wide variety of debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities. The Fund will invest in U.S. dollar-denominated corporate bonds and may also invest in bonds denominated in foreign currencies in accordance with the Fund’s investment objectives and policies as described in the Prospectus.

The Fund has the flexibility to invest in corporate bonds that are below investment grade quality.  Corporate bonds rated below investment grade quality (that is, rated below “BBB-” by Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc. (“S&P”) or Fitch Ratings, Inc. (“Fitch”), below “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)) are commonly referred to as “high yield” securities or “junk bonds.”  Issuers of securities rated BB+/Ba1 are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Corporate bonds rated BBB- or Baa3 or above are considered “investment grade” securities. Corporate bonds rated Baa are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics, while corporate bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Corporate bonds rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Corporate bonds rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for corporate bonds unrated by any NRSRO is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on the Subadviser’s research and analysis when investing in these securities.

A general description of Moody’s, S&P’s and Fitch’s ratings of bonds is set forth in Appendix A hereto. The ratings of Moody’s, S&P and Fitch generally represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not

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evaluate the market risk and liquidity of the securities. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

Subject to rating agency guidelines, the Fund may invest a significant portion of its Managed Assets in broad segments of the bond market.  If the Fund invests a significant portion of its Managed Assets in one segment, the Fund will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in such segments of the corporate bonds market.

Senior Loans

“Senior Loans” hold the most senior position in the capital structure of a business entity borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors. Senior Loans primarily include senior floating rate loans to corporations and secondarily institutionally traded senior floating rate debt obligations issued by an asset-backed pool and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Fund may purchase “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement (as defined below) of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Fund also may invest in “Participations.” Participations by the Fund in a Loan Investor’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

The Fund will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (Baa3 or higher by Moody’s or BBB- or higher by S&P or Fitch) or determined by the Subadviser to be of comparable quality. The effect of industry characteristics and market compositions may be more pronounced. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

In order to borrow money pursuant to a Senior Loan, a borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory;

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(ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries and/or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a Senior Loan. In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower to monitor the borrower’s compliance with covenants may involve a risk of fraud by the borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the borrower for providing these services under the Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants, similar risks may arise. Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the

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proceeds from the prepayment of the former. The Subadviser anticipates that prepayments generally will not materially affect the Fund’s performance because the Fund typically should be able to reinvest prepayments in other Senior Loans that have similar yields and because receipt of such fees may mitigate any adverse impact on the Fund’s yield.

From time to time, Legg Mason, Inc. (“Legg Mason”) and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to, or acquire them from, the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

The Fund may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Senior Loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

The Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans themselves.

If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the Senior Loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. If a court required interest to be refunded, it could negatively affect the Fund’s performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund.

For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Senior Loan were not received or retained by the borrower, but were instead paid to other persons (such as shareholders of the borrower) in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral. If the Fund’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery, on the full amount of the principal and interest due on the Loan.

The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund’s purchase of a Senior Loan. The Fund may also acquire equity securities or credit securities (including non-dollar denominated equity or credit securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the Subadviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Fund’s investment policies.

Second Lien Loans

The Fund may invest in Second Lien Loans, which have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Second Lien Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.

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Zero Coupon Securities and Payment-In-Kind Securities

The Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that pay no cash income and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be, assuming full repayment of the bond. The Fund also may purchase payment-in-kind securities. Payment-in-kind securities pay all or a portion of their interest in the form of debt or equity securities rather than cash.

Zero coupon securities and payment-in-kind securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and payment-in-kind securities may be issued by a wide variety of corporate and governmental issuers.

Current federal income tax law requires the holder of a zero coupon security, certain payment-in-kind securities, and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute cash attributable to income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Variable Rate Obligations

The Fund may invest in variable rate obligations. Variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indexes, such as the prime rate, and at specified intervals. Such obligations include, but are not limited to, variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments that may be purchased by the Fund may not trade in a secondary market and would derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of determining whether the instrument is an illiquid security unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. the Subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or the third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Below Investment Grade (“High Yield” or “Junk”) Securities

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and

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repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund’s shares.

Changes by recognized rating services in their ratings of any security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s, S&P and Fitch is set forth in Appendix A. The ratings of Moody’s, S&P and Fitch generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities.

The secondary markets for high yield securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund’s net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years. See “Risks—Risks Related to the Fund—Below Investment Grade (“High Yield” or “Junk”) Securities Risk” in the Prospectus.

U.S. Government Obligations

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the Treasury (e.g., Ginnie Mae Certificates); (b) the limited authority of the issuer or guarantor to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., Freddie Mac Certificates). In the case of obligations not backed by the full faith and credit of the Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, Fannie Mae and the Student Loan Marketing Association.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

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Repurchase Agreements

A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the Fund, as the buyer, at a mutually agreed upon time and price.

The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Subadviser, are deemed creditworthy. The Subadviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Fund.

Loans of Portfolio Securities

The Fund may lend portfolio securities to brokers or dealers or other financial institutions although it has no current intention to do so.  The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If the Fund receives securities as collateral, the Fund will receive a fee from the borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities.

Rule 144A Securities

The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers The Board of Directors of the Fund has determined that Rule 144A securities may be considered liquid securities if so determined by the Subadviser. The Subadviser has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Subadviser may make the determination as to whether a particular security is liquid or illiquid with consideration to be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security, the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Subadviser will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable the Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Restricted Securities and Securities with Limited Trading Markets

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in

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securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities. The Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described above, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act.

Convertible Securities and Synthetic Convertible Securities

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. Similar to traditional fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stock. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

Synthetic convertible securities differ from convertible securities in certain respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its debt component and its convertibility component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Credit Linked Notes

Credit linked notes are structured securities typically issued by banks whose principal and interest payments are contingent on the performance of the reference issuer. Credit linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These credit linked notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer.

Derivatives

The Fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund’s income or gain.

The Fund may purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency transactions; purchase and sell (or write) exchange listed and over-the-counter (“OTC”) put and call options on securities, currencies, futures contracts, indexes and other financial instruments; enter into interest rate transactions, forward transactions, equity or debt swaps and related transactions; and invest in indexed securities and other similar transactions, which may be developed to the extent that the Subadviser determines that they are consistent with the applicable Fund’s investment objectives and policies and applicable regulatory requirements (collectively, these transactions are referred to as “Derivatives”). The Fund’s interest rate transactions may take the form of swaps, caps, floors, collars and other combinations of options, forwards, swaps and/or futures, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts and options thereon, currency swaps and options on currencies or combinations thereof.

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The Fund is not a “commodity pool” (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (“CFTC”)), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter,

(i)                                     its pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by the Fund and premiums paid for unexpired options with respect to such contracts so that it does not exceed 5% of the liquidation value of the Fund’s net assets, after taking into account unrealized profits and unrealized losses on such contracts and options (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation); or

(ii)                                  the aggregate “notional value” (i.e., the size of the contract, in contract units, times the current market price (futures position) or strike price (options position) of each such unit) or the contract, so that it does not exceed the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on such contracts and options.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Subadviser’s view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if they had not been used. The degree of the Fund’s use of Derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). For instance, the Fund will use Derivatives only to the extent such Derivatives are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

Futures Contracts.  The Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indexes; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on single stocks and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund is not a commodity pool, and the Fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. In addition, the value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. In addition, the value of the Fund’s long futures and options positions (futures contracts on stock or bond indexes, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions.

Interest Rate Futures Contracts.   The Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling debt securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

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Similarly when the Subadviser expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices expected to result from declining interest rates. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some instances, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Options.  In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on securities, fixed income instruments, interest rates or currencies or on futures contracts on securities, stock indexes, interest rates or currencies. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases, except for certain options on interest rate futures contracts, by writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, the Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the Fund will limit its opportunity to profit from a rise in interest rates.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an

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option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option exercised period. A “European” style put or call option may be exercised only upon expiration. A “Bermudan” style put or call option may be exercised at any time on fixed dates occurring during the term of the option. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

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OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is currently expected to be involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. See “Risks—Risks Related to the Fund—Counterparty Risk” in the Prospectus. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the Subadviser deems to be creditworthy. In the absence of a change in the current position of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If the Fund sells a call option, it is foregoing its participation in the appreciation in the value of the underlying asset; however, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against an increase in the value of the underlying securities or instruments held by the Fund and may increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund.

The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes, currencies and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

The Fund reserves the right to purchase or sell options on instruments and indexes which may be developed in the future to the extent consistent with applicable law and the Fund’s investment objectives and the restrictions set forth herein.

The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indexes, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Futures Contracts.  The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indexes, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures

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contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions.  The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors, collars and combinations thereof. The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

The Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian in accordance with procedures established by the Board of Directors. If the Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap. The Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the Subadviser deems to be creditworthy. The Subadviser will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Subadviser has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps with standardized documentation. To the extent the Fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund’s obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the Subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements for investment, hedging and risk management purposes; provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make, if any. Notwithstanding the foregoing, the Fund may invest without limitation in derivative instruments related to currencies, including options contracts,

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futures contracts, options on futures contracts, forward contracts and swap agreements and combinations thereof; provided that such currency derivatives are used for hedging purposes only. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of MBS, the Fund will include such derivative and synthetic instruments for the purposes of the Fund’s policy to invest at least 80% of its Managed Assets in MBS.  The use of derivatives by the Master Fund will be excluded from the calculation of the Fund’s limitation on the use of derivatives.

The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Subadviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Indexed Securities.  The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Combined Transactions.  The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the Subadviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s objective.

Risk Factors.  Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Subadviser’s view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale, as the case may be, of written portfolio securities at inopportune times or for prices higher than (in the case of written put options) or lower than (in the case of written call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. This leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.   See “Leverage” in the Prospectus.

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As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Subadviser deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used. See “Risks—Risks Related to the Fund—Derivatives Risk” in the Prospectus.

When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts.  Use of many Derivatives by the Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with established procedures. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund’s obligations.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

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In the case of a futures contract or an option on a futures contract, the Fund must deposit the initial margin and, in some instances, the daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Structured Notes and Related Instruments

The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Common Stock

The Fund may hold common stocks which result from a corporate restructuring or stock conversion. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company’s success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company’s remaining assets after bond holders, other debt holders, and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company’s board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called “preemptive rights.” Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. In addition, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the common stocks in which the Fund may invest will be affected by changes in the stock markets generally, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The common stocks of smaller companies are more sensitive to these changes than those of larger companies. Common stock risk will affect the Fund’s net asset value per share, which will fluctuate as the value of the securities held by the Fund change.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stock also entitles its holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represents an ownership interest in the company. Some preferred stock offers a fixed rate of return with no maturity date. Because it never matures, this type of preferred stock acts like a long-term bond and can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates. Other preferred

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stock has variable dividends, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stock. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.  Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stocks also may be subject to optional or mandatory redemption provisions. Certain of the preferred stocks in which the Fund may invest may be convertible preferred stocks, which have risks similar to convertible securities.

Loans of Portfolio Securities

Although the Fund may lend portfolio securities, the Fund does not currently intend to engage in this practice. By lending portfolio securities, the Fund would attempt to increase its income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent and may not be able to recover the securities at all. To the extent that, in the meantime, the value of the securities the Fund loaned has increased, the Fund could experience a loss.

The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is “marked to market” on a daily basis); (iii) the loan be made subject to termination by the Fund at any time and (iv) the Fund receive reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund’s Managed Assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the NYSE, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the borrower, will be monitored by the Subadviser, and will be considered in making decisions with respect to lending securities, subject to review by the Board of Directors.

The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Board. If the Fund enters into securities lending agreements in the future, it is possible that LMPFA, the Subadviser, Western Asset Limited (as defined below) or their affiliates may receive a financial benefit including a portion of such fees from such lending. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted by the Fund.

Securities of Foreign Issuers

Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and, as with domestic multinational corporations, from fluctuating interest rates.

There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

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Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies.

Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in the Fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

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The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Foreign Currency Transactions

The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “—Derivatives” above), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency exchange contracts (“forwards”) with terms generally of less than one year. The Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Suitable currency hedging transactions may not be available in all circumstances and the Subadviser may decide not to use hedging transactions that are available.

A currency forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Fund’s custodian of assets determined to be liquid by the Subadviser in accordance with procedures established by the Board of Directors, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

Lock In.  When the Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge.  If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

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Direct Hedge.  If the Fund wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Subadviser believes that the Fund can benefit from price appreciation in a given country’s debt obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge.  The Subadviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging.  When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield.

Tax Consequences of Hedging

Under applicable tax law, the Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could cause the Fund to recognize income or gain without a corresponding receipt of cash with which to satisfy distribution requirements, could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

Obligations of Supranational Entities

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Brady Bonds

Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

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Structured Instruments

The Fund may invest in structured instruments.  They generally consist of, but are not limited to, a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which the Fund may invest include: (1) “Swap Products”, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (2) “Partnerships”, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be considered to be derivatives.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies to the extent that such investments are consistent with the Fund’s investment objectives and policies and are permissible under the 1940 Act. The 1940 Act imposes the following restrictions on investments in other investment companies (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These limitations do not apply to the purchase of shares of any investment company (i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemption granted under the 1940 Act.

The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Stock, during periods when there is a shortage of attractive securities available in the market, or when the Subadviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Subadviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund would indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Subadviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in other securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein.  The net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period.

During the period in which the net proceeds of the offering of Common Stock are being invested, the proceeds from the issuance of preferred stock by the Fund, if any, commercial paper or notes and/or other borrowings are being invested, or during periods in which Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, or the Subadviser determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash and cash equivalents. LMPFA’s or the Subadviser’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objectives.

Cash and cash equivalents are defined to include, without limitation, the following:

(1)                                  Non-U.S. government securities which have received the highest investment-grade credit rating and U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Ginnie Mae, whose securities are supported by the full faith and credit of the United

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States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the Treasury; (c) Fannie Mae, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)                                  Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3)                                  Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, or if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Subadviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Subadviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)                                  Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and which mature within one year of the date of purchase or carry a variable rate of interest. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Subadviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

(5)                                  The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(6)                                  The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(7)                                  The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act, the rules thereunder and interpretations thereof.

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MANAGEMENT OF THE FUND

Board of Directors

The overall management of the business and affairs of the Fund is vested in the Board of Directors. Starting with the first annual meeting of stockholders, the Board of Directors will be classified, with respect to the time for which members of the Board of Directors (“Directors”) severally hold office, into three classes — Class I, Class II and Class III— as nearly equal in number as reasonably possible, with the Directors in each Class to hold office until their successors are elected and qualified. At each succeeding annual meeting of stockholders, the successors to the Class of Directors whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of stockholders held in the third year following the year of their election or the election and qualification of their successors.

The Directors of the Fund, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex (as defined below) that each Director oversees, and the other board memberships held by each Director is set forth below.

Name, Address and Age	Position(s) with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
Interested Directors*:
R. Jay Gerken, CFA Legg Mason Inc. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth Year: 1951	Chairman, CEO, President and Director	Since Inception Class II	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman, President and Chief Executive Officer of LMPFA; Chairman of the Board and Trustee/Director of 149 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005).	136	Trustee, Consulting Group Capital Markets Fund (2002-2006

Non-Interested Directors:

*                          Mr. Gerken is an “interested person” as defined in the 1940 Act because he is an officer of LMPFA and certain of its affiliates.

(1)                   Beginning with the first annual meeting of stockholders of the Fund (the “first annual meeting”) and if at such time, the number of directors shall be three or more, the Board of Directors of the Fund shall be divided into three classes: Class I, Class II and Class III. At the first annual meeting, Directors of Class I shall be elected to the Board of Directors for a term expiring at the next succeeding annual meeting of stockholders, Directors of Class II shall be elected to the Board of Directors for a term expiring at the second succeeding annual meeting of stockholders and Directors of Class III shall be elected to the Board of Directors for a term expiring at the third succeeding annual meeting of stockholders. At each subsequent annual meeting of stockholders, the Directors chosen to succeed those whose terms are expiring shall be

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identified as being of the same class as the Directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the first annual meeting, to hold office until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors are duly elected and qualified.

(2)                   The term “Fund Complex” means two or more registered investment companies that:

(a) hold themselves out to investors as related companies for purposes of investment and investor services; or

(b) have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The following table shows the dollar range of equity securities owned by the Directors in the Fund and in other investment companies overseen by the Directors within the same family of investment companies as of         . Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies(1)

Non-Interested Directors:

Interested Directors:
R. Jay Gerken	None	Over $100,000

(1)                  The term “family of investment companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

None of the non-interested Directors nor their family members owned beneficially or of record securities issued by LMPFA, the Subadviser, or any person directly or indirectly controlling, controlled by, or under common control with LMPFA or the Subadviser as of December 31, 2009.

The members of the Board of Directors who are not “interested persons,” as defined in the 1940 Act, receive an annual fee, a fee for each meeting of the Fund’s Board of Directors and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Directors who are “interested persons,” as defined in the 1940 Act, and the Fund’s officers do not receive compensation from the Fund or any other fund in the Fund Complex of which the Fund is a part that is a U.S. registered investment company, but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Director Compensation

The following table sets forth estimated compensation to be paid by the Fund projected during the Fund’s first full fiscal year after commencement of operation.

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Name of Director	Aggregate Compensation From the Fund(1)	Total Compensation From the Fund and Fund Complex Paid to Directors

R. Jay Gerken	$0	$0

(1)                  Based on the estimated compensation to be earned by the independent directors for the 12-month period ending December 31, 2010, representing the Fund’s first full fiscal year, for services to the Fund.

Independent Directors receive $        per annum plus (a) a fee of $          for attendance at each meeting of the Board of Directors in person and (b) a fee of $        for each telephonic meeting of the Board of Directors.  In addition to the payments described above, the independent Chairman of the Board of Directors receives $        and the chairperson of the Audit Committee receives $        . The annual compensation, fees and expenses are allocated among all the funds in the fund complex, including the Fund, on the basis of average net assets.

Board Committees

The standing committees of the Board are the Audit Committee, the Nominating Committee and the Pricing Committee.

The Audit Committee is composed of all Directors who have been determined not to be “interested persons” of the Fund, LMPFA, the Subadviser, Western Asset Limited or their affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange (the “NYSE”) listing standards. The members of the Audit Committee are        .  The Chairman is        .  The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accounting firm.

The Nominating Committee’s principal function is to select and nominate candidates for election as Directors of the Fund.  The members of the Nominating Committee are        .  The Chairman is        .  Only Directors who are not “interested persons” of the Fund as defined in the 1940 Act and who are “independent” as defined in the NYSE listing standards are members of either Fund’s Nominating Committee. The Nominating Committee may accept nominees recommended by a stockholder as it deems appropriate. Common Stockholders who wish to recommend a nominee for the Fund’s Board should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

The members of the Pricing Committee are any one “interested” and any one “non-interested” Director of the Fund. The members of the Pricing Committee are         and any of the non-interested Directors listed above. The Pricing Committee is responsible for designating the amount, price and certain other terms of the Common Stock sold by the Fund.

Officers of the Fund

The Fund’s executive officers are chosen each year at a regular meeting of the Board of Directors to hold office until their respective successors are duly elected and qualified.  In addition to Mr. Gerken, the Fund’s Chairman, CEO and President, the executive officers of the Fund currently are:

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Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kaprel Ozsolak Legg Mason & Co. 55 Water Street New York, NY 10041 Birth Year: 1965	Treasurer and Chief Financial Officer	Since Inception

Director of Legg Mason & Co.; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004).

Robert I. Frenkel Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since Inception

Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessor (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003); formerly, Secretary of Citi Fund Management (from 2001 to 2004).

Ted P. Becker Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since Inception

Director of Global Compliance at Legg Mason & Co. (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason & Co. or its predecessors (2002-2005); prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.

Thomas S. Mandia Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth year: 1962	Assistant Secretary	Since Inception

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for Citigroup Asset Management (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason.

Steven Frank Legg Mason & Co. 55 Water Street New York, NY 10041 Birth year: 1967	Controller	Since Inception

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005).

Albert Laskaj Legg Mason & Co. 55 Water Street New York, NY 10041 Birth year: 1977	Controller	Since Inception

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (Since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005).

INVESTMENT MANAGER

Investment Manager and Subadvisers

The Fund retains LMPFA to act as its investment manager. LMPFA is a wholly-owned subsidiary of Legg Mason Inc. (“Legg Mason”). LMPFA serves as the investment manager to numerous individuals and institutions and other investment companies. The investment management agreement (the “Management Agreement”) between LMPFA and the Fund provides that LMPFA will manage the operations of the Fund, subject to the supervision, direction and approval of the Fund’s Board of Directors and the objective and the policies stated in the Prospectus and this Statement of Additional Information.

Pursuant to the Management Agreement, LMPFA manages the Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Directors regularly. LMPFA also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

Pursuant to a subadvisory agreement (the “Subadvisory Agreement”), subject to the supervision and direction of the Fund’s Board and LMPFA, the Subadviser will manage the Fund’s portfolio in accordance with the Fund’s investment objectives and policies, make investment decisions for the Fund, place orders to purchase and sell securities, and employ

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professional portfolio managers and securities analysts who provide research services to the Fund. The Subadviser is a wholly-owned subsidiary of Legg Mason. Investment decisions for the Fund are made independently from those of other funds or accounts managed by the Subadviser. Such other funds or accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

Pursuant to a subadvisory agreement (the “Allocation Subadvisory Agreement”), a registered investment adviser, unaffiliated with Legg Mason, LMPFA or Western Asset (the “Allocation Subadviser”) will determine whether and to what extent the Fund will invest in the Feeder Fund, subject to the supervision of the Fund’s Board of Directors and LMPFA.  Assets not allocated by the Allocation Subadviser to the Feeder Fund will managed directly by the Subadviser.  In addition, during the invest-up period of the Feeder Fund, the Allocation Subadviser may direct the Subadviser to manage assets that have been committed to the Feeder Fund by the Allocation Subadviser, but have not yet been called by the Feeder Fund. The Allocation Subadviser is not affiliated with any of the Fund, LMPFA or the Subadviser.

In connection with the Subadviser’s service to the Fund, Western Asset Management Company Limited in London (“Western Asset Limited”) will provide certain subadvisory services to the Fund pursuant to a subadvisory agreement with the Subadvisor (“Western Limited Subadvisory Agreement”).

Western Asset Limited is responsible, generally, for managing non-U.S. dollar fixed income mandates.  Western Asset Limited was founded in 1984 and has offices at 10 Exchange Square,  Primrose Street, London EC2A2EN.  the Subadviser will pay Western Asset Limited a fee for its services at no additional expense to the Fund. Western Asset Limited will receive a fee from the Subadviser payable monthly, in an amount equal to               % of the Fund’s daily average Managed Assets related to the Fund’s assets that the Subadviser allocates to Western Asset Limited.

Each of the Management Agreement, the Subadvisory Agreement, the Allocation Subadvisory Agreement and the Western Limited Subadvisory Agreement have an initial term of two years and continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund’s Board of Directors or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the non-interested Directors of the Board of Directors with such non-interested Directors casting votes in person at a meeting called for such purpose. The Board of Directors or the holders of a majority of the Fund’s shares may terminate the Management Agreement on 60 days’ written notice without penalty and LMPFA may terminate the agreement on 90 days’ written notice without penalty. The Management Agreement terminates automatically in the event of an assignment (as defined in the 1940 Act).  The Subadvisory Agreement may be terminated without penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or by the Subadviser upon not less than 90 days’ written notice to the Fund and LMPFA, and will be terminated upon the mutual written consent of LMPFA and the Subadviser.  The Subadvisory Agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). The Allocation Subadvisory Agreement may be terminated without penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Allocation Subadviser, or by the Allocation Subadviser upon not less than 90 days’ written notice to the Fund and LMPFA, and will be terminated upon the mutual written consent of LMPFA and the Allocation Subadviser.  The Allocation Subadvisory Agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). The Western Limited Subadvisory Agreement may be terminated without penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Asset Limited, or by tWestern Asset Limited upon not less than 90 days’ written notice to the Fund and LMPFA, and will be terminated upon the mutual written consent of LMPFA and Western Asset Limited.  The Western Limited Subadvisory Agreement terminates automatically in the event of an assignment (as defined in the 1940 Act).

Under the terms of the Management Agreement, the Subadvisory Agreement, the Allocation Subadvisory Agreement and the Western Limited Subadvisory Agreement, none of LMPFA, the Subadviser, the Allocation Subadviser or Western Asset Limited, respectively, will be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of LMPFA, the Subadviser, the Allocation Subadviser or Western Asset Limited, as the case may be, or from reckless disregard by them of their obligations and duties under the relevant agreement.

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Western Asset Limited is a corporation organized under the laws of England.  Western Asset Limited is registered under the Investment Advisers Act of 1940, as amended and has irrevocably designated the Secretary of the SEC, as its agent to accept service of process in any suit, action or proceeding to enforce the provisions of U.S. securities laws. There can be no assurance that Western Asset Limited will have any assets in the United States that could be attached in connection with any action, suit or proceeding. In addition, it may not be possible to enforce judgments of U.S. courts or liabilities in original actions predicated upon civil liability provisions of U.S. law in foreign courts against Western Asset Limited.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, LMPFA, the Subadviser, the Allocation Subadviser and Western Asset Limited have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by the Fund’s Code of Ethics are employed by more than one of the managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the Fund’s Code of Ethics.

Copies of the Codes of Ethics of the Fund, LMPFA, the Subadviser, the Allocation Subadviser and Western Asset Limited are on file with the SEC.  These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  Such materials are also available on EDGAR on the SEC’s website (http://www.sec.gov).  You may also e-mail requests for these documents to publicinfo@sec.gov, or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Proxy Voting Policies

Although individual Directors may not agree with particular policies or votes by LMPFA, the Subadviser or Western Asset Limited, the Fund’s Board of Directors has delegated proxy voting discretion to LMPFA, the Subadviser and/or Western Asset Limited, believing that LMPFA, the Subadviser and/or Western Asset Limited should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the Fund to the Subadviser through its contract with the Subadviser.  With respect to assets that are allocated to Western Asset Limited, the Subadviser delegates responsibility for voting proxies to Western Asset Limited. Each of the Subadviser and Western Asset Limited will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy voting responsibility for the Fund.  Should LMPFA become responsible for voting proxies for any reason, such as the inability of the Subadviser or the Western Asset Limited to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the Fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the Subadviser and Western Asset Limited and providing them to the Fund as required for the Fund to comply with applicable rules under the 1940 Act.

LMPFA’s proxy voting policy governs in determining how proxies relating to the Fund’s portfolio securities are voted and is attached as Appendix B hereto. The Subadviser’s proxy voting policy is attached as Appendix C hereto. The proxy voting policy of Western Asset Limited is attached hereto as Appendix D.  Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge (1) by calling 888-425-6432, (2) on the Fund’s website at http://www.leggmason.com/cef and (3) on the SEC’s website at http://www.sec.gov on Form N-PX.

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PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of          , 2009.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management

	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management

	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management

	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management

	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management

	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management

	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management

(1)          The numbers above reflect the overall number of portfolios managed by employees of the Subadviser.          is involved in the management of all the Subadviser’s portfolios, but he is not solely responsible for particular portfolios. The Subadviser’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of the Subadviser’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

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Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a one, three and five year basis for compensation—with three years having the most emphasis. The Subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

LMPFA, the Subadviser, the Allocation Subadviser, Western Asset Limited and portfolio managers have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by LMPFA, the Subadviser, the Allocation Subadviser, Western Asset Limited and the Fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, the Subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the Subadviser’s trade allocation policies may result in the Fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

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Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the Subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or LMPFA’s or the Subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the Fund may be more acute.

Related Business Opportunities. LMPFA or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Fund and the other accounts listed above.

In connection with its management of the Master Fund, the Subadviser (in this capacity, “Western Asset”) will adopt a conflict of interest mitigation plan and a code of ethics reasonably satisfactory to the Treasury that will require Western Asset to (i) comply with the 1940 Act, (ii) adhere to specified allocation and valuation policies with respect to investment opportunities for the funds it manages participating in PPIP, (ii) invest a minimum amount set forth by the Treasury of its own firm capital in the Feeder Fund and the Master Fund, (iv) acknowledge fiduciary duties to the Treasury and private investors in the Feeder Fund and the Master Fund, (v) provide access to the Feeder Fund and the Master Fund’s records to the Office of the Special Inspector General for the TARP and the U.S. Government Accountability Office, to cause key persons to be available to discuss the Feeder Fund and the Master Fund with the Treasury and others, to provide access to the Treasury and its representatives to the books of the private vehicles that invest in the Feeder Fund and Master Fund and to retain those documents for at least three years after the termination of the Feeder Fund and the Master Fund, (vi) permit the U.S. Trustee to review its compliance with these plans, (vii) maintain a PPIP Eligible Assets securities watch list and to employ a compliance officer to monitor compliance with allocation policies and other applicable rules, (viii) identify and disclose all conflicts of interest with the Feeder Fund and the Master Fund, (ix) disclose to the U.S. Trustee all information in its possession or in the possession of certain affiliates regarding the beneficial owners of equity in the Feeder Fund, (x) disclose the 10 largest investment positions of the Master Fund, (xi) comply with “know your customer” regulations, Office of Foreign Asset Control

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statutes and regulations and all relevant federal securities screening laws and anti-money laundering obligations with respect to new investors and transferees, (xii) consent to annual audits of its internal controls by an independent auditor and the delivery of such internal audit to the Treasury, (xiii) implement conflicts of interest policies that will provide that Western Asset may not acquire PPIP Eligible Assets from or sell PPIP Eligible Assets to certain affiliates that are major participants in the market for PPIP Eligible Assets, any other public-private investment fund or any investor that has invested 9.9% or more of the private capital raised by the Master Fund, (xiv) require that all transactions of the Master Fund be conducted on an arm’s length and commercially reasonable basis, (xv) disclose all instances where certain affiliates service or invest in PPIP Eligible Assets, and (xvi) represent that fees paid by the Feeder Fund to any servicer are arm’s length and perform diligence on a regular basis to determine that such fees are at market rates. The plan and code will also prohibit any broker-dealer affiliate of Western Asset from executing trades for the Feeder Fund and address conflicts of interest with Western Asset’s employees and certain of their family members. The Treasury requires that Western Asset implement policies requiring best price and best execution on all Master Fund transactions, no crossing of Master Fund trades, no purchase of PPIP Eligible Assets with the intention to resell within one week and no resale of PPIP Eligible Assets within 24 hours of purchasing such assets. The Treasury can require Western Asset to take corrective action if its participation in any other governmental program could create a conflict of interest.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the portfolio managers of the Fund as of          , 2009.

Portfolio Manager	Dollar Range of Securities Beneficially Owned

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Fund does not have an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board of Directors, the Subadviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors such as the risk of the broker or dealer in positioning the securities involved. While LMPFA, the Subadviser and Western Asset Limited generally seek the best price in placing orders, the Fund may not necessarily be paying the lowest price available. Subject to seeking the best price and execution, securities firms which provide supplemental research to LMPFA, the Subadviser or Western Asset Limited may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by LMPFA, the Subadviser or Western Asset Limited under the Management Agreement, Subadvisory Agreement or Western Limited Subadvisory Agreement, and the expenses of LMPFA, the Subadviser or Western Asset Limited will not necessarily be reduced as a result of the receipt of such supplemental information.

The Fund expects that all portfolio transactions will be effected on a principal basis and, accordingly, does not expect to pay any brokerage commissions. To the extent the Fund does effect brokerage transactions, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with

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comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.

Investment decisions for the Fund are made independently from those for other funds and accounts advised or managed by LMPFA, the Subadviser or Western Asset Limited or their affiliates. Such other funds and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which LMPFA, the Subadviser or Western Asset Limited believes to be equitable to the Fund and such other fund or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, LMPFA, the Subadviser or Western Asset Limited may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other funds and accounts in order to obtain best execution.

Although the Fund does not have any restrictions on portfolio turnover, it is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Fund and their stockholders.

NET ASSET VALUE

The Fund determines the net asset value of its Common Stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of Common Stock by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred shares and dividends payable) by the total number of shares of Common Stock outstanding.  Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in corporate fixed income securities, quotations from corporate bond dealers, market transactions in comparable securities and various other relationships between securities.  The Fund values portfolio securities for which market quotations are readily available at the last reported sales price or official closing price on the primary market or exchange on which they trade.  Under the Fund’s valuation policies and procedures, the Fund values its short-term investments at amortized cost when the security has 60 days or less to maturity which the Board of Directors believes under normal circumstances represents the fair value of those securities. Determination of the Common Stock’s net asset value is made in accordance with GAAP.

The Fund values all other securities and assets at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the NYSE, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors. The effect of using fair value pricing is that the Common Stock’s net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market.

Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

The Fund intends to invest    % to    % of the net proceeds of this offering in the Feeder Fund, which will in turn invest in the Master Fund. The Treasury has mandated that MBS held in any public-private investment fund, including the Master Fund, be valued pursuant to a specific Treasury-approved pricing process. This process differs from the process used to value the Fund’s direct investments, described above. Accordingly, the Fund and the Master Fund may arrive at different prices for the same MBS, and any such differences would be reflected in the value determined daily for the Fund’s investment in the Feeder Fund and in turn the net asset value per share of Common Stock published daily by the Fund. On a regular basis, the Fund will obtain information from the Bank of New York Mellon Corporation (the valuation agent for all public-private

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investment funds formed under PPIP) and the Subadviser to enable the Fund to monitor such price differences and to take appropriate actions if any material price differences are detected.

GENERAL INFORMATION

Certain Provisions in the Articles of Incorporation and By-Laws

The Articles include provisions that could limit the ability of other entities or persons to acquire control of the Fund. These provisions could have the effect of depriving Common Stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock. As described more completely in the Prospectus, starting with the first annual meeting of stockholders, the Articles divide the Directors into three classes of approximately equal size. As a result of this staggered structure of the Board of Directors, it would take a minimum of two years for other entities or groups of persons to gain a majority of seats on the Board of Directors. In addition, the By-Laws require that stockholders provide advance notice to the Fund in order to nominate candidates for election to the Board or to bring proposals before the annual meeting of stockholders. This prevents other entities or groups of persons from nominating Directors or raising proposals during an annual meeting of stockholders unless they have provided such advance notice to the Fund.

REPURCHASE OF FUND SHARES; CONVERSION TO AN OPEN-END FUND

Although it is under no obligation to do so, the Fund reserves the right to repurchase the Common Stock on the open market in accordance with the 1940 Act and the rules and regulations thereunder. Subject to its investment limitations, the Fund may borrow to finance the repurchase of stock or to make a tender offer. Interest on any borrowings to finance Common Stock repurchase transactions or the accumulation of cash by the Fund in anticipation of Common Stock repurchases or tenders will reduce the Fund’s net income. Any Common Stock repurchase, tender offer or borrowing that might be approved by the Board of Directors would also have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

The repurchase by the Fund of shares of its Common Stock at prices below net asset value may result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that Common Stock repurchases or tenders at or below net asset value will result in shares of the Fund’s Common Stock trading at a price equal to their net asset value. In addition, a purchase by the Fund of its Common Stock will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

If the Fund converted to an open-end investment company, the Common Stock would no longer be listed on the NYSE. In contrast to a closed-end investment company, stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption.  In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares.  Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

TAX MATTERS

The following discussion of U.S. federal income tax matters is based on the advice of Simpson Thacher & Bartlett LLP, special counsel to the Fund.

Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of Common Stock. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. stockholders that hold the Common Stock as a capital asset. A U.S. stockholder is an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in Common Stock. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax considerations

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relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. stockholders whose “functional currency” is not the United States dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. No private letter ruling has been sought from the Internal Revenue Service (the “IRS”) regarding any matter discussed herein. Except for the opinion described below concerning the asset diversification test, counsel to the Fund has not rendered and will not render any legal opinion to the Fund regarding any tax consequences relating to the Fund or an investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors should consult their own tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Common Stock, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, or two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or any one or more Qualified Publicly Traded Partnerships.  In applying the asset diversification test described in clause (ii) of the preceding sentence, the Fund will look through to the assets of the Master Fund, relying in part on an opinion from Simpson Thacher & Bartlett LLP that for purposes of Section 851(b)(3) of the Code, the Fund should be treated as though it directly invested in the assets held by the Master Fund. The opinion is based on analogous provisions in the tax law, on general principles of partnership taxation, and on the purpose and intention of the tax laws governing RICs. While it reflects the administrative practice of the IRS in rulings that have been issued to other taxpayers and in generally applicable revenue procedures, such administrative interpretations do not constitute official precedent. The opinion notes that there is no specific authority directly on point dealing with the application of Code Section 851(b)(3) to partnership interests held by RICs and it states that there can be no assurance that the IRS will not successfully challenge the conclusions therein.

If the Fund fails to satisfy as of the close of any quarter the asset diversification test described above, it will have 30 days to cure the failure by, for example, selling securities that are the source of the violation. However, because the Feeder Fund may effect withdrawals from the Master Fund only upon written consent of the Treasury, and the Fund may effect withdrawals from the Feeder Fund only upon written consent of the general partner of the Feeder Fund, the Fund may not be able to withdraw its investment promptly after it has made a decision to do so. As a result, it will be more difficult for the Fund to cure a violation within the 30-day period.

If the Fund fails to cure a violation within 30 days, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to stockholders. In addition, all distributions (including distributions of net capital gain) would be taxed to the Fund’s Common Stockholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC could have a material adverse effect on the value of the Fund’s Common Stock and the amount of Fund distributions.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the

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excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its Common Stockholders, provided that it distributes at least 90% of its investment company taxable income for such taxable year. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Generally, if an entity or a portion of an entity is classified as a taxable mortgage pool (“TMP”), then the entity or portion thereof is treated as a separate corporation subject to U.S. federal income tax. An entity, or a portion of an entity, may be classified as a TMP under the Code if (i) substantially all of its assets consist of debt obligations or interests in debt obligations, (ii) more than 50% of those debt obligations are real estate mortgages, interests in real estate mortgage loans or interests in certain MBS as of specified testing dates, (iii) the entity has issued debt obligations that have two or more maturities and (iv) the payments required to be made by the entity on its debt obligations “bear a relationship” to the payments to be received by the entity on the debt obligations that it holds as assets. Under Treasury regulations, if less than 80% of the assets of an entity (or a portion of an entity) consist of debt obligations, these debt obligations are considered not to comprise “substantially all” of its assets, and therefore the entity would not be treated as a TMP.

Because (i) the Master Fund will acquire, directly or indirectly, portfolios of assets that consist principally of debt instruments, more than half of which are real estate mortgage loans, interests in real estate mortgage loans or interests in certain MBS, (ii) the Master Fund may leverage such portfolios indirectly by issuing debt obligations with more than one maturity, including through the use of funding under the Term Asset-Backed Securities Loan Facility, to the extent available to the Master Fund, and (iii) such obligations could bear a relationship to the debt instruments in the applicable leveraged portfolio, absent the administrative relief described below, there is a risk that the Master Fund (or a portion of the Master Fund consisting of one or more such portfolios), the Feeder Fund or a portion of the Fund could be treated as a TMP subject to U.S. federal income taxation as a corporation.

On August 27, 2009, the IRS released Revenue Procedure 2009-38, which provides relief to a fund such as the Fund as well as the Feeder Fund and the Master Fund on the TMP classification issue. The guidance provides that the IRS will not assert TMP status for any public-private investment fund (such as the Master Fund) (or portion thereof) that holds so-called “Legacy Securities” (which would include PPIP Eligible Assets as defined in the Fund’s Prospectus) pursuant to the public-private investment program established by the Treasury, provided the U.S. government owns a significant equity interest in such public-private investment fund. The guidance also applies to (i) any entity (or portion thereof) substantially all of the assets of which are equity interests in a public-private investment fund or in another such entity, or (ii) any portion of an entity which consists of an equity interest in a public-private investment fund or an entity described in clause (i). The revenue procedure is effective on August 27, 2009. If either the Feeder Fund or the Master Fund (or any portion thereof or of the Fund) were determined to be a corporation for U.S. tax purposes, it would be taxed on its earnings at corporate rates of up to 35%, thereby reducing the return to the Common Stockholders, and any distributions would be taxable as dividends to the extent of its earnings and profits.

The remainder of this discussion assumes that each of the Feeder Fund and the Master Fund will be treated in its entirety as a partnership for U.S. federal income tax purposes and that no portion of the Fund will be treated as a separate corporation under the TMP rules. Therefore, with respect to its indirect investment in the Master Fund, the Fund’s income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by the Master Fund. Any references to, and descriptions of the U.S. federal income tax aspects of, the Fund’s investment practices and activities take into account the investment practices and activities of the Master Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid corporate income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the foregoing distribution requirement. A distribution will be treated as paid on December 31 of any current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (including its net capital gain) even if such income were

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distributed to its stockholders and all distributions (including distributions of net capital gain) out of earnings and profits would be taxed to stockholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate stockholders and (ii) for the dividends received deduction in the case of corporate stockholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Due to the nature of the assets in which the Fund invests, it may be required to recognize taxable income for U.S. federal income tax purposes from those assets in advance of the Fund’s receipt of cash flow on or proceeds from disposition of such assets, and may be required to recognize taxable income for U.S. federal income tax purposes in early periods that exceeds the economic income ultimately realized on such assets.

The Fund expects to acquire debt instruments in the secondary market for less than their stated redemption price at maturity. The discount at which such debt instruments are acquired may reflect doubts about their ultimate collectibility rather than current market interest rates. The amount of such discount will nevertheless generally be treated as “market discount” for U.S. federal income tax purposes. Market discount on a debt instrument accrues ratably on a daily basis, unless an election is made to accrue market discount on the basis of the constant yield to maturity of the debt instrument, based generally on the assumption that all future payments on the debt instrument will be made. Absent an election to accrue currently, accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made. Payments on residential mortgage loans are ordinarily made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full.

Similarly, many of the debt instruments (including MBS) that the Fund purchases will likely have been issued with original issue discount (“OID”), which discount might reflect doubt as to whether the entire principal amount of such debt instruments will ultimately prove to be collectible. The Fund will be required to report such OID based on a constant yield method and income will be accrued and be currently taxable based on the assumption that all future projected payments due on such debt instruments will be made.

Finally, in the event that any debt instruments (including MBS) acquired by the Fund are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, the Fund may nonetheless be required to continue to recognize the unpaid interest as taxable income as it accrues, despite doubt as to its ultimate collectibility. Similarly, the Fund may be required to accrue interest income with respect to subordinate MBS at its stated rate regardless of whether corresponding cash payments are received or are ultimately collectible.

Due to each of these potential timing differences between income recognition or expense deduction and cash receipts or disbursements, there is a significant risk that the Fund may have substantial taxable income in excess of cash available for distribution. The Fund intends to hold Temporary Investments directly and not through the Master Fund to satisfy the distribution requirements necessary to maintain the Fund’s status as a RIC for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes but no assurances can be given in this regard. Further, to satisfy its distribution requirements, the Fund may borrow on unfavorable terms or distribute amounts that would otherwise be invested in future acquisitions, capital expenditures or repayment of debt. In addition, the Fund may make distributions of its Common Stock to satisfy the distribution requirements necessary to maintain the Fund’s status as a RIC for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes but no assurances can be given in this regard.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the RIC rules. These rules could therefore affect the character, amount and timing of distributions to Common Stockholders. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts

42

and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Taxation of Common Stockholders

Distributions

Distributions to Common Stockholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt instruments (include MBS)), and of net short-term capital gains, if any, realized by the Fund will be taxable to Common Stockholders as ordinary income to the extent that such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the Common Stockholder has owned shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Stockholder as a return of capital which is applied against and reduces the Common Stockholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the Common Stockholder’s basis in his or her shares, the excess will be treated by the Common Stockholder as gain from a sale or exchange of the shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate stockholders before January 1, 2011.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund. Common Stockholders receiving distributions in the form of additional shares of the Fund (i) will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues new shares that are trading at or above net asset value, and (ii) will be treated as receiving a distribution in the amount of the fair market value of the distributed shares if the Fund issues new shares that are trading at or above net asset value.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Common Stockholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Common Stockholders will be notified annually as to the U.S. federal tax status of distributions, and Common Stockholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, if the Fund issues a class of preferred shares, then the Fund intends each year to allocate ordinary income dividends and distributions of net capital gain, if any, between its Common Stock and preferred shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.

Sale or Exchange of Common Stock

Upon the sale or other disposition of Common Stock, a Common Stockholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the Common Stockholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the Common Stockholder’s holding period for the shares. Generally, a Common Stockholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income.

43

For non-corporate taxpayers, however, under current law net capital gains will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010 (and thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise), while short-term capital gains and other ordinary income will be taxed at a maximum rate of 35%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a Common Stockholder on the sale or exchange of Common Stock held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Stock. In addition, no loss will be allowed on the sale or other disposition of Common Stock if the owner acquires or enters into a contract or option to acquire securities that are substantially identical to such Common Stock within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on IRS Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to Common Stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will increase to 31% absent legislative change. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Foreign Stockholders

U.S. taxation of a Common Stockholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign stockholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the stockholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, U.S. source withholding taxes are not imposed on dividends paid by RICs to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of RICs beginning before January 1, 2010. There can be no assurance that legislation will be enacted that would extend this exemption for future taxable years. Such a foreign stockholder would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of Common Stock. However, a foreign stockholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of Common Stock will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign stockholders that are corporations may also be subject to the branch profits tax imposed by the Code.

In the case of a non-corporate foreign stockholder, the Fund may be required to withhold U.S. federal income tax from

44

distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

Common Stockholders may be subject to state, local and foreign taxes on their Fund distributions. Common Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Prior to the public offering of shares of Common Stock, Legg Mason will purchase shares of Common Stock from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.  Legg Mason may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of Common Stock, which is expected to occur as of the completion of the offering of Common Stock.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

, an independent registered public accounting firm, provides auditing and limited tax services to the Fund.             is located at          .

CUSTODIAN

The custodian of the assets of the Fund is           , located at         . The custodian performs custodial, fund accounting and portfolio accounting services.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Stock offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

46

FINANCIAL STATEMENTS

47

APPENDIX A

DESCRIPTION OF S&P, MOODY’S AND FITCH RATINGS †

†

The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB

Bonds rated “BB” have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for bonds subordinated to senior debt that is assigned an actual or implied BBB- rating.

B

Bonds rated “B” have a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for bonds subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC

Bonds rated “CCC” have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for bonds subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	Bonds rated “CC” are typically subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C

Bonds rated “C” are typically subordinated to senior debt which is assigned an actual or implied CC debt rating. The rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continuing.

C1	reserved for income bonds on which no interest is being paid.

D

Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

p

indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L

indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corporation and interest is adequately collateralized. In the case of certificates of deposit, the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating:  Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Short-Term Debt Security Ratings:

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc. (“Fitch”) — A brief description of the applicable Fitch Ratings, Inc. ratings symbols and meanings (as published by Fitch) follows ( “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’):

Investment Grade Long-Term Credit Ratings

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade Long-Term Credit Ratings

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CCC’ rating indicates that default is a real possibility. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

B	Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings for Fitch:

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX B

LEGG MASON PARTNERS FUND ADVISOR, LLC

PROXY VOTING POLICY

LMPFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies.  LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940.  LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

B-1

APPENDIX C

WESTERN ASSET MANAGEMENT COMPANY

PROXY VOTING POLICIES AND PROCEDURES

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”).  The authority to vote the proxies of our clients is established through investment management agreements or comparable documents.  In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts.  Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare.  However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”).  In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.  Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process.  The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”).  Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions.  If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting.  The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis.  If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2.  These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

	1.	Issuer name;
	2.	Exchange ticker symbol of the issuer’s shares to be voted;
	3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV.  Clients will be provided a copy of these policies and procedures upon request.  In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.  Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager.  The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders.  Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.              Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors.  In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors.  More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance.  Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company.  As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.            Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement.  These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations.  Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.           Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies.  Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.           Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework.  These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client.  The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.  Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client.  If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

APPENDIX D

WESTERN ASSET MANAGEMENT COMPANY LIMITED

PROXY VOTING POLICIES AND PROCEDURES

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare.  However, Western Asset Management Company Limited (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act.  In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.  Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company, its U.S. affiliate) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Investment Services Department is responsible for administering and overseeing the proxy voting process.  The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”).  Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions.  If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions.  Proxy Recipients of existing clients were reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis.  Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis.  If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Investment Support Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.

As part of the Annual Monitoring Program, the Legal and Compliance Department staff will review proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.

Investment Support Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	The Investment Support Department votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2.  These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:
	1.	Issuer name;
	2.	Exchange ticker symbol of the issuer’s shares to be voted;
	3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
	4.	A brief identification of the matter voted on;
	5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
	6.	Whether a vote was cast on the matter;
	7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the Firm’s Part II of Form ADV.  Clients will be provided a copy of these policies and procedures upon request.  In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal & Compliance Department for material conflicts of interest.  Issues to be reviewed include, but are not limited to:

1.

Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager.  The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders.  Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.                                         Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors.  In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors.  More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

	b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

	c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

	d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favours compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

	a.	Except where the Firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

	b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

	c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the Firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

		a.	Western Asset votes for proposals relating to the authorisation of additional common stock.

		b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

		c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganisations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

		a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

		b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

		a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

		b.	Western Asset votes against authorisation to transact other unidentified, substantive business at the meeting.

II.                                                        Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement.  These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations.  Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the Firm is otherwise withholding votes for the entire board of directors.

III.                                                    Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies.  Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.                                                    Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework.  These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

Western Asset Mortgage Defined Opportunity Fund Inc.

Common Stock

STATEMENT OF ADDITIONAL INFORMATION

         , 2009

PART C

OTHER INFORMATION

Item 25.  Financial Statements and Exhibits

Financial Statements

Part A	None

Part B	Financial Statements(2)

Exhibits

(a)	Articles of Incorporation, dated December 11, 2009(1)

(b)	By-Laws(1)

(c)	Not Applicable

(d)	Articles V and VIII of Registrant’s Articles of Incorporation are incorporated herein by reference

(e)	Form of Dividend Reinvestment Plan(2)

(f)(1)	Form of the United States Department of the Treasury Loan Agreement(2)

(f)(2)	Form of United States Department of the Treasury Guarantee and Security Agreement(2)

(f)(3)	Form of United States Department of the Treasury Custodial Agreement(2)

(f)(4)	Form of United States Department of the Treasury Valuation Administration Agreement(2)

(f)(5)	Form of United States Department of the Treasury Collateral Administration Agreement(2)

(g)(1)	Form of Investment Management Agreement between the Registrant and Legg Mason Partners Fund Advisor, LLC(2)

(g)(2)	Form of Subadvisory Agreement between Legg Mason Partners Fund Advisor, LLC and Western Asset Management Company(2)

(g)(3)	Form of Subadvisory Agreement between Legg Mason Partners Fund Advisor, LLC and Allocation Subadviser(2)

(g)(4)	Form of Subadvisory Agreement between Western Asset Management Company and Western Asset Management Company Limited (2)

(h)(1)	Form of Underwriting Agreement(2)

(h)(2)	Form of Master Agreement Among Underwriters(2)

(h)(3)	Form of Standard Dealer Agreement(2)

(i)	Not Applicable

(j)	Form of Custodian Services Agreement(2)

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(k)	Form of Transfer Agency and Services Agreement (2)

(l)(1)	Opinion and Consent of Simpson Thacher & Bartlett LLP(2)

(l)(2)	Opinion and Consent of Maryland Counsel(2)

(m)	Not Applicable

(n)	Consent of Independent Registered Public Accounting Firm(2)

(o)	Not Applicable

(p)	Form of Subscription Agreement(2)

(q)	Not Applicable

(r)	Code of Ethics(2)

(s)	Power of Attorney(2)

(1) Filed herewith

(2) To be filed by amendment

Item 26. Marketing Arrangements

See Sections     of the Form of Underwriting Agreement filed as Exhibit (h)(1) to this Registration Statement.

Item 27. Other Expenses of Issuance and Distribution

The following table shows the fees and expenses, other than underwriting discount, to be paid by us in connection with the sale and distribution of the securities being registered hereby. All amounts except the SEC registration fee and the Financial Industry Regulatory Authority, Inc. filing fee are estimates.

Securities and Exchange Commission registration fee	$	*
New York Stock Exchange listing fees		*
Financial Industry Regulatory Authority fees		*
Printing and engraving expenses		*
Accounting fees and expenses		*
Legal fees and expenses		*
Blue Sky filing fees and expenses		*
Miscellaneous		*
Total		*

*      To be furnished by amendment.

Item 28. Persons Controlled by or Under Common Control with Registrant

None.

Item 29. Number of Holders of Securities

Title of Class	Number of Record Holders
Common Stock, $0.001 par value per share	None

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Item 30.  Indemnification

Sections (1) to (3) of Article VII of the Registrant’s Articles of Incorporation, filed as Exhibit (a) to this Registration Statement, provide that:

To the maximum extent permitted by Maryland statutory or decisional law, as amended or interpreted, no current or former director or officer of the Registrant shall have any liability to the Registrant or its stockholders for money damages.  This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

The Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by Maryland law.  The Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law.  The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled.  The Board may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.  This indemnification applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

No provision of the Registrant’s Articles of Incorporation shall be effective to protect or purport to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section      of the Form of Underwriting Agreement, filed as Exhibit (h)(1) to the Registration Statement, provides as follows:

Item 31.Business and Other Connections of Adviser

The descriptions of LMPFA, Western Asset, the Allocation Subadviser and Western Asset Limited under the caption “Management of the Fund” in the Prospectus and Statement of Additional Information of this registration statement are incorporated by reference herein.  Information as to the directors and officers of LMPFA, Western Asset, the Allocation Subadviser and Western Asset Limited together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of LMPFA, Western Asset, the Allocation Subadviser and Western Asset Limited in the last two years, is included in their respective applications for registration as an investment adviser on Form ADV (File Nos. 801-66785, 801-08162,                    , and 801-21068 respectively) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

Item 32. Locations of Accounts and Records

The accounts and records of the Registrant are maintained at the office of the Registrant at 55 Water Street, New York, New York 10041.

Item 33. Management Services

Not applicable.

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Item 34. Undertakings

(1) Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant Rule 497(h) shall be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 14th day of December 2009.

Western Asset Mortgage Defined Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
Name:	R. Jay Gerken
Title:	Chairman, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following person in the capacity and on the date indicated.

Signature	Title	Date

/s/ R. Jay Gerken	Chairman, Chief Executive Officer and President	December 14, 2009
R. Jay Gerken	(Principal Executive Officer)

/s/ Kaprel Ozsolak	Chairman, Chief Executive Officer and President	December 14, 2009
Kaprel Ozsolak	(Principal Financial and Accounting Officer)

SCHEDULE OF EXHIBITS TO FORM N-2

Exhibit No.	Exhibit

Exhibit (a)	Articles of Incorporation, dated December 11, 2009

Exhibit (b)	By-Laws